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THE CITISTREET(SM) FUNDS

[THE CITISTREET FUNDS LOGO]

                                   Semi-annual report June 30, 2001


                                   CitiStreet International Stock Fund
                                   CitiStreet Small Company Stock Fund
                                   CitiStreet Large Company Stock Fund
                                   CitiStreet Diversified Bond Fund
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Dear CitiStreet Funds Shareholders:

The U.S. equity market finished in negative territory for the first three months of 2001, but rallied in the second quarter as aggressive central bank easing encouraged investors to look beyond the recession in corporate earnings. Contrary to the outperformance of value stocks in the first quarter of 2001, the market witnessed a resurgence for growth stocks over value stocks during the second quarter as investors' sentiment rallied in response to the cuts in short-term rates. The NASDAQ was down over 12% for the first half of the year, while the Dow lost close to 2.0%. Small cap stocks outperformed their large cap counterparts for the year-to-date period. The U.S. fixed income market had a strong first quarter, but trailed U.S. stocks during the second quarter. The severity of the U.S. economic slowdown started to impact economic growth expectations around the globe. International markets took their cue from the U.S. equity markets as investors faced renewed worries about the extent of the global economic slowdown and a strengthening dollar.

During the first half of 2001 a number of enhancements were made to the management of the Citistreet Funds. Within the Small Company Stock Fund, formerly the Emerging Opportunities Fund, Salomon Brothers Asset Management replaced Chartwell as the small cap growth subadvisor during the second quarter. The Small Company Stock Fund returned 1.45% for the year-to-date period, underperforming the Russell 2500 index, which returned 3.88%. The International Stock Fund, formerly the International Equity Fund, added two new sub-advisors during the second quarter: SSgA Funds Management, Inc. ("SSgA") and Smith Barney Fund Management. Along with Bank of Ireland Asset Management, the sub-advisors each manage one third of the assets of the Fund. The International Stock Fund returned (15.88)% year-to-date, underperforming the MSCI EAFE Index, which returned (14.40)%. During the second quarter, the Long Term Bond Fund, the Intermediate Term Bond Fund, and the Global High Yield Bond Fund merged to form the Diversified Bond Fund. The Diversified Bond Fund consists of a core fixed income portfolio managed by Western Asset Management Company, an enhanced core fixed income portfolio managed by Salomon Brothers Asset Management, and a passive bond index portfolio managed by SSgA. The Diversified Bond Fund returned 2.61% year-to-date, underperforming the Lehman Aggregate Bond Index, which returned 3.62%. The Large Company Stock Fund, formerly the Core Equity Fund, continues to be managed by Putnam Investments, Wellington Management Company, and SSgA. The Large Company Stock Fund returned (9.01)% year-to-date, underperforming the S&P 500 Index, which returned (6.70)%.

As of June 30, 2001, the Funds held more than $1.6 billion in retirement assets managed on behalf of over 119,000 plan participants.

CitiStreet Fund Management LLC is committed to offering funds that are competitive over the long-term with a clear objective of delivering value to our participants.

We thank you for your lasting confidence.

                                     Very truly yours,

                                     ROBERT C. DUGHI
                                     CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                     OFFICER
                                     CITISTREET FUNDS MANAGEMENT LLC

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                      CITISTREET INTERNATIONAL STOCK FUND

       The CitiStreet International Stock Fund returned (15.88)% for the period ended June 30, 2001. The MSCI EAFE Index returned (14.40)% for the same period.

       The following commentary has been provided by BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM"), co-investment subadvisor to the CitiStreet International Stock Fund. BIAM managed 36% of the Fund as of June 30, 2001.

       The portfolio's energy stocks made the largest positive contribution to performance during the first two quarters of the year. The single biggest contributor was Royal Dutch/Shell, which reported its fifth consecutive set of record quarterly earnings in May. The Anglo-Dutch company's profits rose 23%, due in part to higher natural gas prices and improved oil-refining results. The company believes that while the last 12-15 months has been an unusually positive period, the current environment is sustainable, even allowing for further decreases in the price of oil. Hong Kong-quoted Petrochina also reported strong results during the second quarter with net profits rising some 113%. The higher price of oil was a big contributor to the numbers, but Petrochina is also making significant efficiency gains. The company had previously indicated that it would aim to enhance shareholder value through a strong dividend pay out policy. Both interim and full year dividends met this target. The company now has a dividend yield of 8%. The French-quoted company, Total, said growth rates and production volumes are strong in many parts of its business. Continued support for Total's share price is likely to come from its share repurchase program. Total has already purchased 1% of its outstanding shares so far this year, and may buy another 3%.

       A number of consumer and brand name stocks in the Leading Consumer Franchises theme were also strong contributors to the portfolio's performance for the year. Chief among these was the German car manufacturer BMW, which produced a very strong set of results with pre-tax profits up 30% on the back of a 7% sales increase. The comparison with last year's numbers is flattered by the divestiture of the loss-making Rover division. BMW has been successful in the switch to higher margin products, although the company warned analysts not to extrapolate these increases going forward. The UK-quoted food and beverage conglomerate Diageo registered a strong performance over the second quarter and continues to be upbeat about its prospects for the remainder of the year. Its Burger King franchise is suffering in line with other fast food operators in a very competitive environment, however, Burger King represents less than 10% of Diageo's overall business. Nestle was another stock among this group that had noteworthy performance over the period. The Switzerland-quoted company posted better than expected earnings, despite a significant negative impact that currency fluctuations had on its business.

       Financial stocks in general were strong relative performers in the portfolio during the second quarter, rebounding a bit after a rough first quarter. ABN Amro was one of the companies that made a


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significant positive contribution to performance after producing results that were in line with consensus expectations. The Netherlands-quoted company's consumer and commercial banking divisions posted the best results of all ABN's operating units. National Australia Bank and Westpac also weighed in with supportive performance. Recent economic statistics in Australia have been favorable. Economic growth picked up to a rate of 1.1% in the first quarter, having declined by 0.6% in the final quarter of 2000. Both companies also benefited from index-related buying due to changes in the MSCI indices that increased the weighting of Australian banks.

       Telecom-related stocks were again the largest negative factor weighing on the portfolio during the past six months. The portfolio's largest telecom holding UK-quoted Vodafone had a difficult period in share price terms. During the second quarter it released full year results that were broadly in-line with expectations. Nevertheless, the company's share price has been hurt by the general markdown in the telecom sector, concerns over the cost of 3G licenses and, for Vodafone in particular, the technical share overhang that has existed for some months now. We remain confident that Vodafone will grow its EBITDA by 20-25%. Given that, at current levels--with a lot of bad news already priced in--we believe that Vodafone represents extremely good value. Alcatel was also a negative contributor to performance during the period. The company briefly flirted with a takeover attempt of US-quoted Lucent Technologies but eventually backed off. Alcatel's share price, however, suffered on the back of investor concerns about the impact of funding any acquisition. Alcatel has indicated it is looking at a number of ways to reduce costs during this turbulent period, including reducing its work force, closing plants and outsourcing manufacturing. Recent concerns over the Argentinean economy and the possibility of a devaluation of the Argentinean peso hit a number of Spanish-quoted stocks during the period, including portfolio holding Telefonica, which derives some 40% of total sales from Latin America.

OUTLOOK:

       Excess inventories, a slowdown in capital spending, the high level of debt in some sectors, and a slump in corporate profitability may weigh on global economies, and on stock markets for some time.

       In Europe, household and corporate confidence has weakened. Fixed investment spending has declined, while industrial orders are sluggish--particularly in Germany. The European Central Bank's interest rate dilemma is unlikely to be resolved in the near term, as inflation remains stubbornly high. However, inflation is likely to have peaked and the sharp falls in confidence levels in France and Germany increases the possibility of a modest cut to the ECB's base rate. We believe the euro is unlikely to regain lost ground against major currencies until the Euroland economy strengthens and capital inflows increase.

       While European prospects have diminished somewhat in recent months, European economic growth is still likely to be faster than the US in 2001--largely bolstered by France and some of the peripheral Euroland economies such as Ireland. There is a risk, however, that these growth expectations may though surprise on the downside.


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       The Japanese equity market continues to be influenced by two conflicting forces. The first is the positive "Koizumi" effect and the expectation that the new Prime Minister and his cabinet will finally bring about meaningful change in Japan. On the negative side, there is a growing realization that, partly because of the anticipated structural reforms, and the poor health of the global economy, the outlook for GDP growth, consumer demand and corporate earnings is bleak.

       At the end of June Koizumi announced his basic blueprint for reform, which contained many radical ideas. Progress has been made on 401(k) pensions, banks' bad debts, tightening the rules on debt forgiveness, and absorbing sales of bank crossholdings. Specific structural reforms are likely to be passed into law after the Upper House election next month (assuming a Liberal Democratic Party victory), during the Autumn Diet session. As we have noted previously, however, the short-term impact of the proposed reforms could inflict further pain on the already beleaguered Japanese economy.

       In the current climate, the outlook for equities remains tied to the prospects for the global economy. Interest rate actions generally take effect with a time lag of nine months, suggesting that the economy should see the benefits before the year's end. Other economic stimuli that markets can expect include reductions in taxes and falling energy prices.

       Given the declines in stock markets around the world, selected stocks in the telecom, media and technology sectors have approached more reasonable valuations but the earnings outlook for many remain bleak as capital spending has collapsed. We believe that markets may remain range bound in the near term until evidence of a sustained economic recovery emerges.

       The following commentary has been provided by SMITH BARNEY FUND MANAGEMENT LLC, co-investment subadvisor to the CitiStreet International Stock Fund. Smith Barney managed 32% of the Fund as of June 30, 2001.

       The growth component of the portfolio was invested during the second quarter of 2001. International growth stocks were under earnings and valuation pressures during the second quarter. A number of corporate managements reported a slowing or rapid (depending on industry subsector) contraction of their businesses. The "popping" of the U.S. financial bubble in early 2000 evolved into a significant industrial inventory correction and now, ultimately, a capital spending and financing recession. A cascade of downward earnings revisions cast a pall on the non-U.S. markets and the magnitude and speed of the downturn did surprise us.

       The U.S. central bank cut short-term interest rates repeatedly during 2001 in response to clear signs that the U.S. economy was slowing. The Japanese central bank also adopted an easier monetary policy. The European central bank steadfastly resisted providing monetary relaxation until May 2001. Paradoxically, despite the reductions of short-term U.S. interest rates, the U.S. dollar firmed versus both major currencies (yen and Euro) causing currency translation losses during the period. The move to monetary ease from the major global central banks encourages us that liquidity is being provided to


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counteract the cyclical macroeconomic downturn. While many investors and commentators are impatient for evidence of a quick reacceleration, typically many months elapse before the effects of monetary ease become apparent and measurable in real economic activity.

       Certain growth sectors in which the Fund has significant positions were hard hit. The wireless equipment stocks (Nokia, Vodafone) suffered from concerns of a slowdown in subscriber growth and carrier spending cutbacks. The major drop-off in demand for commercial and consumer electronics products significantly cut the stock prices of the contract electronic manufacturers. Software and consultancy stocks were quite weak, especially those selling to the telephony industry.

       The telephone network operators also experienced a sharp deterioration of value following the overly exuberant bidding for third generation wireless licenses, the delayed implementation of that technology, and the bankruptcy of several competitive providers in the U.S. and Europe. Finally, several of our mid-capitalization capital goods stocks were subject to profit-taking of late despite no apparent deterioration of business trends.

       We are continuing with our long-standing strategy of owning outstanding companies with substantial business opportunities. Financial integrity to withstand sluggish business conditions and take share from struggling competitors will, we believe, be even more highly valued by investors. Over the next six months, investors will be keenly attuned whether the fiscal and monetary actions taken by central banks will serve to reaccelerate the global economy.

       The following commentary has been provided by SSgA FUNDS MANAGEMENT, INC. ("SSgA"), co-investment subadvisor to the CitiStreet International Stock Fund. SSgA managed 32% of the Fund as of June 30, 2001.

       We have witnessed extreme volatility in markets around the world over the last three months. The quarter started constructively, as international markets rallied on the back of easing by the Federal Reserve--even though the European Central Bank declined to follow suit immediately. April saw the beaten-down technology sector spearhead the rally, with some of the stocks we had recently purchased near the market lows in March--Flextronics being a particularly sparkling performer--recovering significantly. However, the improved market tone proved short-lived. Psychology was again undermined by a series of disappointing corporate earnings pre-announcements in May and to a greater extent June, and already nervous markets again turned down towards the lows previously seen in March. Some ground was made back at the very end of the period, when the technology and communications names again moved up (particularly Vodafone, the unofficial bellwether of the sector) in reaction to a further cut in rates by the US monetary authorities.

       In these difficult conditions, the International Equity Fund suffered in line with the benchmark to record negative performance. Once again, our bias towards growth stocks--particularly in the areas of consumer electronics, with names like Sony and Philips, but also the telecommunications and


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technology stocks mentioned above--has negatively impacted performance. As already mentioned, we positioned ourselves more aggressively overweight within the technology sector in March, initiating several new positions, including Chartered Semiconductor, Fujitsu and ASM Lithography, near the lows of the market. We believe firmly that these companies will emerge more strongly from the current downturn as dominant within their own area, and indeed have been encouraged by the progress that they have made on those isolated days when the general market tone has improved.

       Within telecommunications, we recognize that the severe debt overhang and erosion of handset demand will continue to overshadow the sector. We have accordingly consolidated some of our holdings into companies strong enough to survive the severity of this environment. Earlier in the period, we reduced our holding of Nokia on the view that it was priced for perfect execution and moved the proceeds into the more reasonably priced Ericsson and the more defensive contract manufacturer Flextronics. Equally, our portion of the Fund has benefited from its diversification into more defensive holdings within the health care and particularly within the financial sectors (Lloyds TSB, Barclays and HSBC), where we have a relatively large overweight position.

       Despite the apparently sluggish rate of growth in Europe and Asia, we believe that the second half of this year will see a recovery in international stock prices--which typically anticipate improvements in real economic activity. The strength of the dollar over the past year has led to a strong competitive advantage for those overseas exporters based in yen, the euro and sterling; the European Central Bank is set to ease further, following belatedly on the Federal Reserve's lead; and, most importantly, the corporate downsizing which has already taken place appears overdiscounted at current market levels. We look forward to technology, as we have already seen on a number of occasions, leading a more lasting recovery in the second half.


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                      CITISTREET SMALL COMPANY STOCK FUND

       The CitiStreet Small Company Stock Fund returned 1.45% for the period ended June 30, 2001. The Russell 2500 Index returned 3.88% for the same period.

       The following commentary has been provided by SG COWEN ASSET MANAGEMENT, co-investment subadvisor to the CitiStreet Small Company Stock Fund. SG Cowen Asset Management managed 34% of the Fund as of June 30, 2001.

       Improved liquidity is the mother's milk for small cap companies. The Federal Reserve Board's aggressive reduction in interest rates six times over the last six months, combined with an increasing money supply, has continued to create a positive environment for small caps.

PERFORMANCE:

       Strong contributors to Q2 performance included a diverse and rich mixture of small cap companies which benefited from internal catalysts. For example, PetsMart, a pet supply retailer, gained 76%, Pathmark Stores, a regional grocery chain, gained 39%, 4 Kids, an entertainment company, gained 73%, Information Resources, a business solution services provider, gained 59%, and Lantronics, a producer of network device servers, gained 29%. Among the top five holdings at the beginning of the quarter, Manor Care and Beverly Enterprises, both nursing home companies, gained 55% and 33% respectively. In addition, the portfolio benefited from a number of acquisitions including Newport News Shipbuilding, Homestake Mining, Coflexip and BancWest Corporation.

       Health Care, up 25%, and Technology, up 21%, roared and led the second quarter Russell 2000 charge. Financial Services, the largest industry weighting in the Russell 2000 Index, gained 11%, while Utilities, up 1%, and Energy, down 10%, were the poorest performing groups. Even with a good second quarter, Technology and Health Care still lagged for the first six months, down 10% and 1% respectively. For the first half, Financial Services gained 9% (because of loan loss concerns this was a modest gain compared to other periods of aggressive Fed ease), Energy lost 16%, while Consumer Staples and Consumer Discretionary rose 20% and 18%, respectively, leading the pack.

       Importantly, we harvested significant energy profits in Q1, and our energy position is now less than 10% of the portfolio. Proceeds were reinvested broadly with an increasing focus on Technology. The portfolio's increased weighting in Technology (to 14%) and Healthcare (to 23%) helped Q2 performance.

LIQUIDITY AND VALUATION:

       Eighty-five central bank easings, six US Federal Reserve interest rate cuts (totaling 275 basis points), and rapid money supply growth (18% annualized M3 (a measure of money supply) in Q2) had an impact on the stock market in Q2 but not yet the real economy. There is increasing angst that this cycle will be more difficult to cure because of the glut of technology-driven spending (total capital


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expenditure, driven by technology, rose to 20% of GDP last year up from low double digits in the 1990's).

       The current six-month period of easing without an apparent response is not unprecedented. In an era of just-in-time everything, including just-in-time performance demands from the Fed, we recall that the Fed easing in November of 1981 took 10 months, until August 1982, to produce a response (remember the NEW YORK TIMES article titled "The Death of Equities" the week the market bottomed in 1982). And again, the Fed's first easing in June 1989 took seven subsequent rate cuts until late 1990 to work.

       The popularization of the market, as reflected by the ubiquitousness of 401(k)s and media attention, has created the belief that 15-20% returns from the stock market is a birthright. With valuations of the S&P still at historical highs (23x compared to a normalized 16x) and excesses from the previous decade requiring rationalization, we would not be surprised to see below norm returns from large cap companies for a period of time.

       Rebuilding liquidity in the economy is almost always good for small companies and, more importantly, small caps remain cheap compared to large. Relative to large caps, small caps are priced at 0.7x price to cash flow (normally at 1.1x), 0.4x price to sales (normally 0.6x), 0.6x price to book (normally 0.9x) and 15x price to earnings versus 23x for the S&P. So with attractive valuations, increased liquidity, a trend in place (small cap outperforms in waves, eight consecutive years after 1974, and four years from
1990), limited new supply of stock, and a significant underweighting by most investors, we believe that small caps will continue to outperform.

       Our process, "The Search for Companies Poised for Growth," that focuses on companies and industries with a developing catalyst combined with traditional valuation measures, has served portfolios well since inception in 1986. Importantly, we are very optimistic for the stock specific issues in your portfolio today.

       The following commentary has been provided by SALOMON BROTHERS ASSET MANAGEMENT INC, co-investment subadvisor to the CitiStreet Small Company Stock Fund. Salomon Brothers Asset Management Inc. managed 20% of the Fund as of June 30, 2001.

       Small cap stocks significantly outpaced large caps in a rising stock market during the second quarter of 2001, rebounding sharply in April after a weak first quarter. The Russell 2000 Index rose 14.4% vs. 5.9% for the S&P 500 Index. Small growth stocks moderately outperformed their value counterparts, but remained substantially weaker year-to-date after sharp declines in Q1. Though markets remained quite volatile, the Federal Reserve eased monetary policy 3 additional times for a total of 1.25% during the quarter, and investors began to look past current economic and earnings weakness in cautious anticipation of improving fundamentals sometime in late 2001/early 2002. Within the benchmark Russell 2000 Growth Index, healthcare and technology stocks led the April rebound, despite ongoing current fundamental weakness in the tech sector. Most other sectors were also higher,


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with the exception of energy stocks which experienced a reversal in June as sharply rising natural gas and oil inventories created an unfavorable supply/demand environment versus recent months.

OUTLOOK:

       At this time we are still awaiting improved revenue and earnings visibility before making a large additional commitment to individual tech stocks, but have been gradually adding to positions in the semiconductor capital equipment and software areas where we see either compelling valuations or relatively good sales and earnings visibility. We remain significantly underweighted in tech, but narrowed the difference vs. benchmark during Q2. We are also underweighted in healthcare, as we have avoided paying up for overpriced stocks in the biotech and genomics areas, which make up a substantial component of the benchmark healthcare weighting.

       At a more general level, we do not expect significant improvement in the U.S. economy until 2002, but remain confident that the Small Cap Growth Portfolio is well positioned to generate strong relative performance vs. peers in a soft economy. We continue to emphasize broad diversification and fundamentally high-quality companies, which has helped to dampen performance volatility as well as contribute to long-term outperformance of the strategy versus benchmark and peers.

       The following commentary has been provided by SSgA FUNDS MANAGEMENT, INC. ("SSgA"), co-investment subadvisor to the CitiStreet Small Company Stock Fund. SSgA managed 46% of the Fund as of June 30, 2001.

       The second quarter of 2001 started with a bang as growth stocks reversed the first quarter freefall. Equity markets were finally rising while discounting an economic recovery later in the year. Central bank easings around the globe, led by the U.S., along with tax rebates and tax cuts approved by the U.S. Congress, were expected to add the necessary liquidity to turn sentiment and corporate earnings around. By quarter end, the FOMC had lowered the federal funds rate six times this year, by 125 basis points in the second quarter alone, to levels not seen since April 1994. The Fed funds rate now stands at 3.75%.

       April was a stellar month. Most U.S. indexes posted gains in the mid to high single digits (close to long-term historical annual equity returns), with the mid-cap, small-cap and growth areas returning double digits. While also positive in May, the markets presented a muddled picture in early June, as investors struggled to balance the Fed's aggressive rate cutting posture with mixed economic signals.

       Weaker than expected data from the Beige book (a summary of current economic conditions), weekly unemployment claims, industrial production and corporate earnings indicated that a turnaround in the economy might be further away than originally thought, but consumer confidence and new home sales remained surprisingly strong. June began with the markets giving more weight to the former, but with some positive economic indicators, and the Fed's June 27 quarter point cut perhaps signaling a fine tuning period for monetary policy, optimism returned with the markets ending June, and the second quarter, on a relatively strong note.


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                      CITISTREET LARGE COMPANY STOCK FUND

       The CitiStreet Large Company Stock Fund returned (9.01)% for the period ended June 30, 2001. The S&P 500 Index returned (6.70)% for the same period.

       The following commentary has been provided by PUTNAM INVESTMENTS, co-investment subadvisor to the CitiStreet Large Company Stock Fund. Putnam Investments managed 29% of the Fund as of June 30, 2001.

       In the first quarter of 2001, poor stock performance in technology and health care detracted significantly from returns, offsetting strong relative performance in consumer staples and an underweight position in the weak technology sector. In the second quarter, strong performance from consumer staples and heath care stocks, combined with an overweight position in the robust conglomerates sector, drove positive returns. Underweighting technology, which rallied during the second quarter, hindered results.

OUTLOOK:

       The U.S. equity market remains extremely volatile, and we anticipate additional earnings disappointments, especially in those stocks leveraged to capital spending. With its most recent 25-basis-point interest-rate cut, it appears that the Federal Reserve Board is becoming more confident that the economy is on track to avoid a recession.

       A slowdown in demand in the second half of 2000 began an inventory cycle that has constrained growth through the first half of 2001. The inventory correction process will continue to impede growth into the third quarter. In addition, the high-tech sector is in the midst of a protracted slowdown that could persist through year-end.

       The labor market has weakened, which poses some risk to consumer spending. However, a subdued rate of inventory reduction and modest--but positive--growth in consumer spending should maintain economic momentum in the near term. The full impact of monetary and fiscal stimulus is expected to encourage economic growth in the fourth quarter of 2001 and into 2002.

STRATEGY:

       We believe that the current economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. We have taken steps to focus on growth companies with a proven track record of growing profits even in unsettled economic times.

       Going forward, we are overweighting technology (software, semiconductors, and communications equipment) and consumer cyclicals (general and specialty retail and leisure products). While


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underweighting energy and healthcare, within these sectors we will focus on oil services and pharmaceuticals, biotechnology, and specialty pharmaceuticals, respectively.

       The following commentary has been provided by SSgA FUNDS MANAGEMENT, INC. ("SSgA"), co-investment subadvisor to the CitiStreet Large Company Stock Fund. SSgA managed 33% of the Fund as of June 30, 2001.

       The second quarter of 2001 started with a bang as growth stocks reversed the first quarter freefall. Equity markets were finally rising while discounting an economic recovery later in the year. Central bank easings around the globe, led by the U.S., along with tax rebates and tax cuts approved by the U.S. Congress, were expected to add the necessary liquidity to turn sentiment and corporate earnings around. By quarter end, the FOMC had lowered the federal funds rate six times this year, by 125 basis points in the second quarter alone, to levels not seen since April 1994. The Fed funds rate now stands at 3.75%.

       April was a stellar month. Most U.S. indexes posted gains in the mid to high single digits (close to long-term historical annual equity returns), with the mid-cap, small-cap and growth areas returning double digits. While also positive in May, the markets presented a muddled picture in early June, however, as investors struggled to balance the Fed's aggressive rate cutting posture with mixed economic signals.

       Weaker than expected data from the Beige book (a summary of current economic conditions), weekly unemployment claims, industrial production and corporate earnings indicated that a turn-around in the economy might be further away than originally thought, but consumer confidence and new home sales remained surprisingly strong. June began with the markets giving more weight to the former, but with some positive economic indicators, and the Fed's June 27 quarter point cut perhaps signaling a fine tuning period for monetary policy, optimism returned with the markets ending June, and the second quarter, on a relatively strong note.

       The following commentary has been provided by WELLINGTON MANAGEMENT COMPANY, LLP, co-investment subadvisor to the CitiStreet Large Company Stock Fund. Wellington Management Company, LLP managed 38% of the Fund as of June 30, 2001.

PERFORMANCE:

       Stock selection during the second quarter was strongest within Financials, Industrials, and Telecom. The portfolio's top-performing sector during the quarter was the Financials sector due to strong stock selection among high quality banks, which benefited from continued rate cuts and a steepening yield curve. Lower interest rates spurred loan activity, especially refinancing and new mortgages, and a steepening yield curve led to increased earnings power for banks. Within Industrials,


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exposure to fiber-optics cable benefited the portfolio. In the Energy Sector, performance was mixed with Energy Services detracting from returns while Oil & Gas added enough to neutralize its impact.

OUTLOOK:

       We are confident that the outlook for the U.S. economy has improved considerably since the end of the first quarter. Due to aggressive monetary and fiscal stimulus, as well as benign inflation, we believe that real GDP growth will be +1.3% in 2001 with a stronger-than-consensus rebound of +4.0% in 2002. Since the beginning of the quarter, consensus 2001 operating profit estimates for the S&P 500 have declined closer to our estimate of -6% annual profit growth. Consensus 2001 profit estimates, despite the aggressive Fed action, have declined -11% year-to-date.

       Outside of the technology sector, we anticipate improving conditions in the second half of this year, setting the stage for a stronger economy in 2002 and 2003. This recovery will begin as a result of positive fiscal and monetary stimulus and will be fueled by lower than expected inflation, a strong consumer, and rising corporate profits. Therefore, with an improving economic picture and more attractive valuations in many sectors, we have a positive outlook for the U.S. equity market.

       In this environment, our outlook for large cap value stocks remains favorable. Value stocks have considerable exposure to non-technology oriented cyclical sectors, which tend to outperform following a trough in industrial production growth. Technology, primarily represented in the Growth index, remains a weak spot in the economy where demand is falling, inventories are building and more bad news is likely to surface. Thus, value should continue to outperform as the market begins to anticipate a recovery in the broader economy.

STRATEGY:

       The portfolio's investment strategy is to combine our Global Industry Analysts' "best ideas" within the large cap value universe in a bottom-up stock selection process. The portfolio is broadly diversified across economic sectors and industries. As such, the portfolio's sector weights remain closely aligned with the benchmark in an effort to minimize industry specific risk and concentrate on stock selection.

       Increased turnover this quarter resulted from the annual Russell 1000 Value Index rebalance, which occurred on June 30th. As a result of the shifts in sector and stock weights we have rebalanced the portfolio to manage risk versus the new benchmark. To adjust for these changes in the benchmark we initiated numerous new positions in companies, while eliminating numerous holdings. In addition, we moved out of growth oriented or smaller cap names into more core large cap value companies, re-deploying much of the cash into sectors that increased as a percentage of the index including technology, energy and utilities.

                        CITISTREET DIVERSIFIED BOND FUND

       The CitiStreet Diversified Bond Fund returned 2.61% for the period ended June 30, 2001. The Lehman Aggregate Bond Index returned 3.62% for the same period.

       The following commentary has been provided by SALOMON BROTHERS ASSET MANAGEMENT INC, co-investment subadvisor to the CitiStreet Diversified Bond Fund. Salomon Brothers Asset Management Inc managed 34% of the Fund as of June 30, 2001.

OUTLOOK:

       The ongoing correction of substantial imbalances in the business investment and consumer sectors, which began in Q3'00, is well advanced. The slowest period of GDP growth--Q3'00 through Q2'01--appears to be behind us, but sub-trend growth should persist in Q3 and Q4 as tech sector supply/demand imbalances continue to correct. Growth is expected to move back to trend (4%) in 2002.

       With real fed funds near 1 1/4% and positive carry everywhere, monetary policy is now fairly accommodative and the Fed is likely finished easing. The cumulative effects of the 275 bps of easing should begin to be felt over the next two quarters. Fiscal policy shifting into a less restrictive mode as consumers will see the initial $30B of a $100 B/year tax cut beginning in Q3'01.

       In investment grade bonds while interest rates may be near their lows, the outlook for yield spreads in mortgage-backed and corporate bonds appears favorable. We remain cautious on our outlook for high yield bonds. Improvement in overall credit quality is still several months away.

STRATEGY

       The interest rate sensitivity of our portion of the Fund remains higher than that of the market. Equity market weakness, problems in Argentina and poor corporate profitability have kept yields biased lower. Within the investment grade sector we are over-weighted Treasuries but expect to reduce that position in the near term. In high yield we remain under-weighted to the telecom sector and have higher than average credit quality.

       The following commentary has been provided by SSgA FUNDS MANAGEMENT, INC. ("SSgA"), co-investment subadvisor to the CitiStreet Diversified Bond Fund. SSgA managed 34% of the Fund as of June 30, 2001.

       The top story in the Treasury market continued to be the aggressive easing posture of the Federal Reserve. They lowered the target on the Federal Funds rate by 125 basis points during the quarter to the current level of 3 3/4%, the lowest level since March of 1994 and 275 basis points lower than where they were at the start of the year. As a result, the two-to-thirty year curve further steepened to its present level of 150 basis points, 22 basis points more than at the end of March. It seems the Fed may have some fine-tuning to do before their easing job is complete, perhaps an additional 25-50 basis points between now and the end of the year, depending on economic reports due out over the next several months. Looking ahead, we feel the results of the aggressive Fed easing that has taken place this year will begin to take effect with the economy starting to perk up later this year or early next year.

       During the quarter, corporate securities outpaced the returns of Treasury securities as measure by the Credit Index excess return (return over comparable Treasuries) of 136 basis points, 10 basis points less than the first quarter. Excess returns for the first half of 2001 were plus 282 basis points, the best first half of a year the index has experienced. The majority of the positive performance seen in the second quarter came after the April 18th Fed easing of 50 basis points with this positive tone carrying through the first half of May. The market experienced two more easings in the quarter, but the tightening in spreads lost momentum as supply began to slow, the quality of issuance deteriorated, and the seasonally lackluster summer months approached. Supply for the quarter was still a record breaking $349 billion, greater than the $326 billion issued during the entire year of 2000.

       The fundamental picture continued to be weak, peaking in June with negative news coming out of the technology sector, a sector suffering from the massive capital expenditure slowdown in the telecom sector. Credit problems for the quarter were largely limited to this sector, with severe underperformers Lucent and Nortel Communications leading the list. Lucent was downgraded to below investment grade, prompting the issuer's falling out of the Credit Index at the end of June. Lesser issues plaguing the market were the ongoing California energy situation and asbestos claims.

       The Mortgage component of the Index posted a total return of 1.02% for the quarter, leading to a modest outperformance versus the Treasury component (plus 39 basis points in excess return). With the aforementioned steeper yield curve during the quarter and the resulting increase in ten-year note yields, mortgage rates followed suit. These higher mortgage rates caused fears of rising prepayment speeds and increased supply to subside.

       The mortgage market's performance for the quarter was more a function of "superior carry" (portion of return attributed to coupon) versus Treasuries and a reduction in market volatility than of price appreciation. Spreads for the time period were unusually stable, with spreads for the current coupon FNMA wider by a mere four basis points versus Treasuries. When compared against other spread product, Mortgage Backed Securities fared slightly better, widening two basis points versus interest rate swaps and one basis point against U.S. Agency securities.

       The following commentary has been provided by WESTERN ASSET MANAGEMENT COMPANY, co-investment subadvisor to the CitiStreet Diversified Bond Fund. Western Asset Management Company managed 32% of the Fund as of June 30, 2001.

       The portfolio's moderately long duration exposure had a mixed impact on returns, as short-term rates fell but long-term rates rose. Yield curve strategies also produced mixed results: a bulleted yield curve exposure benefited as the curve steepened in the early part of the year, and a switch to a barbelled exposure to maturities benefited as the curve flattened in the second quarter, but for the balance of the quarter the pronounced steepening of the curve, led by aggressive Fed easing, penalized the portfolio's emphasis on long-term maturities. The portfolio's overweight exposure to agencies contributed to performance as spreads narrowed. Mortgage overexposure during most of the period had a positive impact on returns as spreads narrowed. A moderate overweighting to credit sectors also added to performance as Fed easing helped spreads to tighten. A moderate exposure to TIPS added significantly to returns as real yields fell and headline inflation remained relatively high. Modest high yield exposure detracted somewhat from returns as spreads widened, but this was more than offset by gains from a moderate exposure to emerging market securities, which performed well. Sales of calls on longer maturity bonds benefited as prices were stable to lower.

       We're seeing some light at the end of the slowdown tunnel, but it's still a long tunnel. Several barriers to growth that cropped up in the past few years have been lowered, but other problems have surfaced. We don't expect too much more in the way of weakness, but neither do we see much chance for the near-term, V-shaped recovery that appears to be priced into the markets.

       Energy prices have dropped, as high prices led to more production and less demand. The Journal of Commerce petroleum index is now 5% below the level that prevailed in early 1997 when oil was in the low $20s. Natural gas has plunged fully 60% from its recent high, and is now only 30% higher than its 15-year average. The specter of $3 gasoline has vanished, and commodity prices in general are declining. Commodity price deflation is pervasive and impressive, but as it frees up spending power for consumers, it hamstrings producers and heavily-indebted emerging economies.

       Taxes have been cut, and rebate checks later this summer will likely give a temporary boost to the economy. Lower brackets next year will help sustain consumption and investment, but on the margin the stimulus to growth will be modest. Tax burdens remain historically high even with the cuts, and on the margin, Congress is likely to spend the surplus, further draining resources from the private sector.

       The Federal Reserve has lowered short-term interest rates rapidly and decisively, to the point where the market now expects the Fed's next major move to be a tightening. However, since the yield curve is steep and credit and mortgage spreads remain quite high, the benefits of lower rates have not been felt by many; 30-yr mortgage rates have not fallen at all since the Fed first cut in January. The M2 measure of money supply is growing fairly rapidly, but this is probably a cyclical increase in the demand for money associated with the public's desire to reduce risk in uncertain times; thus it won't find its way back into the economy or the equity markets until conditions have improved enough to restore confidence in the future.

       Meanwhile, global economic conditions are deteriorating. The dollar remains very strong, reflecting healthy capital flows to the U.S. economy, but it also takes a significant bite out of foreign-sourced earnings and unleashes a tidal wave of aggressively-priced imports. Emerging market spreads are punishingly high, and Latin economies in particular are struggling with burdensome debt loads, tottering currencies, and deflating prices. The Bank of Japan appears to have backed away from quantitative easing at the same time its new government vows to slash spending, locking the economy in a vice-grip of deflationary monetary policy, restrictive fiscal policy, and massive loan losses. Euroland is sliding down the same slope the U.S. has already traversed. The slowdown in U.S. job growth has reached recession levels, and this is likely to depress spending in coming months. Capital spending has fallen off dramatically, and capacity and inventories are mounting. Taking all this into consideration, we believe a substantial turnaround is still many months away, and near-term risks of further weakness are significant.

       We continue to expect the economy to return to healthy rates of growth with low inflation eventually; indeed, one of the brightest spots on the economic horizon is the prospect of a significant decline in inflation over the next year or so. But the ride to prosperity is likely to be bumpy. Holding a moderately long duration posture, with an emphasis on longer maturities, is a good way to take advantage of improving inflation fundamentals and to hedge credit exposure. It also makes sense to add some exposure to the front end of the yield curve, since the Fed is unlikely to raise rates over the next year by as much as the market expects, and they could even cut rates further should the global deflationary slump intensify.

       Credit exposure needs to balance the risk of further weakness with the attraction of spreads that are still historically high. We are targeting a neutral to modest overweighting to investment grade credit sectors, and have upgraded overall quality. We think spreads in the high-yield sectors are wide enough to warrant some moderate, well-diversified exposure, giving us a "barbell" exposure to credit. Spreads on agencies and mortgage-backed securities have risen to very attractive levels, thus arguing for a moderate overweighting to these sectors. Although not as attractive as before, TIPS' real yields are still relatively high and they should perform well in an environment of weak growth and easier monetary policy. With U.S. yields close to the levels of most nondollar markets, hedged nondollar bonds offer reasonably attractive opportunities to diversify.

                       This Page Intentionally Left Blank

STATEMENTS OF ASSETS AND LIABILITIES

CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.) / June 30, 2001 (Unaudited)

                                International   Small Company  Large Company  Diversified
                                  Stock Fund     Stock Fund     Stock Fund     Bond Fund
                                --------------  -------------  -------------  ------------
ASSETS
  Investments in securities,
    at cost...................   $336,933,382   $272,538,276   $464,943,446   $592,292,036
------------------------------------------------------------------------------------------
Investments in securities, at
  value (see accompanying
  PORTFOLIO OF INVESTMENTS)
  (Note 2)....................   $309,653,796   $291,001,612   $434,383,145   $590,455,415
Cash..........................     17,008,849     88,087,003     15,393,084    102,385,722
Cash, denominated in foreign
  currency (cost,
  $2,980,101).................      2,917,467             --             --             --
Receivables for:
  Investment securities
    sold......................        109,129      2,286,530      5,075,860      4,774,740
  Unrealized appreciation on
    forward foreign currency
    contracts (Note 8)........         51,384             --             --             --
  Interest....................         54,819        356,537        226,510      7,077,957
  Dividends...................        302,416        230,984        403,266             --
  Foreign tax reclaims........        516,956          7,924          8,878             --
  Variation margin on open
    futures contracts (Note
    6)........................             --      1,395,325         24,675             --
Prepaid expenses..............         10,217         11,251         13,598         15,290
                                 ------------   ------------   ------------   ------------
  Total assets................    330,625,033    383,377,166    455,529,016    704,709,124
                                 ------------   ------------   ------------   ------------
LIABILITIES
Payables for:
  Investment securities
    purchased.................      1,806,994      2,348,016     10,852,406      6,951,222
  Delayed delivery
    transactions (Note 9).....             --             --             --     82,472,794
  Payable upon return of
    securities loaned (Note
    2)........................     25,326,535     16,276,266     16,961,625     83,273,552
  Unrealized depreciation on
    forward foreign currency
    contracts (Note 8)........            968             --             --             --
  Variation margin on open
    futures contracts (Note
    6)........................             --             --             --        118,187
  Options written (premiums
    received $34,097) (Note
    7)........................             --             --             --          8,266
Payable to Adviser............        367,560        310,802        427,260        346,664
Accrued expenses..............        161,788        357,698        278,602        257,356
                                 ------------   ------------   ------------   ------------
  Total liabilities...........     27,663,845     19,292,782     28,519,893    173,428,041
                                 ------------   ------------   ------------   ------------
NET ASSETS....................   $302,961,188   $364,084,384   $427,009,123   $531,281,083
                                 ============   ============   ============   ============
Capital shares outstanding....     18,388,460     20,824,505     33,568,847     48,217,984
                                 ============   ============   ============   ============
Net asset value per share.....   $      16.48   $      17.48   $      12.72   $      11.02
                                 ============   ============   ============   ============
------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.........   $    183,885   $    208,245   $    335,689   $    482,180
Additional paid-in-capital....    248,941,193    253,306,965    467,651,456    528,230,460
Undistributed net investment
  income......................      6,739,489        957,146      5,120,848     28,794,231
Accumulated net realized gain
  on investments, futures
  contracts, option contracts
  and foreign currency
  transactions................     74,425,500     89,488,443    (15,397,908)   (24,367,984)
Net unrealized appreciation
  (depreciation) on
  investments, translation of
  assets and liabilities in
  foreign currencies, futures
  contracts and option
  contracts...................    (27,328,879)    20,123,585    (30,700,962)    (1,857,804)
                                 ------------   ------------   ------------   ------------
                                 $302,961,188   $364,084,384   $427,009,123   $531,281,083
                                 ============   ============   ============   ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.) / For the six months ended June 30, 2001 (Unaudited)

                                International     Small Company     Large Company     Diversified
                                  Stock Fund       Stock Fund        Stock Fund        Bond Fund
                                --------------    -------------     -------------     ------------
INVESTMENT INCOME
Dividends.....................   $  3,250,421(1)   $ 1,501,150(2)   $  2,548,914(3)   $         --
Interest......................        351,322          564,008           152,342        11,973,202
                                 ------------      -----------      ------------      ------------
  Total Income................      3,601,743        2,065,158         2,701,256        11,973,202
                                 ------------      -----------      ------------      ------------
EXPENSES
Management fees (Note 3)......        996,888        1,010,824         1,176,621           821,701
Audit fees....................          8,330           16,733            10,734             8,990
Director's fees & expenses....         16,438           18,732            20,950            20,116
Custodian fees................        161,851          151,377           132,759           105,265
Legal fees....................          9,565           16,496            21,523            20,229
Printing expense..............         35,669           42,414            66,869            43,203
Miscellaneous expense.........          6,622            6,964             8,932             7,617
                                 ------------      -----------      ------------      ------------
  Total expenses before
    directed brokerage
    arrangements..............      1,235,363        1,263,540         1,438,388         1,027,121
                                 ------------      -----------      ------------      ------------
Less:
Expenses paid under directed
  brokerage arrangements
  (Note 4)....................         (9,353)         (48,818)          (22,512)               --
                                 ------------      -----------      ------------      ------------
Total expense reductions......         (9,353)         (48,818)          (22,512)               --
                                 ------------      -----------      ------------      ------------
  Net expenses................      1,226,010        1,214,722         1,415,876         1,027,121
                                 ------------      -----------      ------------      ------------
  Net investment income.......      2,375,733          850,436         1,285,380        10,946,081
                                 ------------      -----------      ------------      ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions,
    futures contracts and
    option contracts..........     14,209,642       (2,523,256)      (33,320,388)      (17,106,705)
  Net realized gain (loss) on
    foreign currency
    transactions..............         23,512               --                --          (118,224)
  Net increase (decrease) in
    unrealized appreciation of
    investments, futures
    contracts and option
    contracts.................    (72,119,845)       5,126,142        (8,711,819)       (4,081,165)
  Net change in unrealized
    appreciation
    (depreciation) of foreign
    currency transactions.....        (48,354)       1,687,098                --                --
                                 ------------      -----------      ------------      ------------
    Net realized and
      unrealized gain (loss)
      on investments..........    (57,935,045)       4,289,984       (42,032,207)      (21,306,094)
                                 ------------      -----------      ------------      ------------
  Net increase (decrease) in
    net assets from
    operations................   $(55,559,312)     $ 5,140,420      $(40,746,827)     $(10,360,013)
                                 ============      ===========      ============      ============

(1)  Net of foreign taxes withheld of $456,588.
(2)  Net of foreign taxes withheld of $8,909.
(3)  Net of foreign taxes withheld of $17,692.


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                            International Stock Fund
                           ---------------------------
                           Period ended    Year ended
                           June 30, 2001  December 31,
                            (Unaudited)       2000
                           -------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income....  $  2,375,733   $  3,398,931
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency transactions..    14,233,154     60,874,757
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........   (72,168,199)   (94,481,191)
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........   (55,559,312)   (30,207,503)
                           ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................            --     (3,087,405)
From net realized gains
  on investment
  transactions...........            --    (14,100,382)
                           ------------   ------------
  Total distributions to
    shareholders.........            --    (17,187,787)
                           ------------   ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    28,588,903     35,756,293
Net assets acquired in
  mergers (Note 12)......            --             --
Distributions
  reinvested.............            --     17,187,787
Cost of shares
  repurchased............   (14,476,952)   (49,632,563)
  Net increase (decrease)
    from capital share
    transactions.........    14,111,951      3,311,517
                           ------------   ------------
Net increase (decrease)
  in net assets..........   (41,447,361)   (44,083,773)
                           ------------   ------------

NET ASSETS
Beginning of period......   344,408,549    388,492,322
                           ------------   ------------
End of period............  $302,961,188   $344,408,549
                           ============   ============
Undistributed net
  investment income......  $  6,739,489   $  4,363,756
                           ============   ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................    17,587,926     17,396,094
Capital shares issued....     1,610,173      1,708,824
Shares acquired in
  mergers (Note 12)......            --             --
Capital shares from
  distributions
  reinvested.............            --        813,816
Capital shares
  redeemed...............      (809,639)    (2,330,808)
                           ------------   ------------
Capital shares
  outstanding, end of
  year...................    18,388,460     17,587,926
                           ============   ============


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                             Small Company Stock Fund     Large Company Stock Fund       Diversified Bond Fund
                           ----------------------------  ---------------------------  ---------------------------
                           Period ended     Year ended   Period ended   Year ended    Period ended    Year ended
                           June 30, 2001   December 31,  June 30, 2001  December 31,  June 30, 2001  December 31,
                            (Unaudited)       2000        (Unaudited)       2000       (Unaudited)       2000
                           -------------  -------------  -------------  ------------  -------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income....  $    850,436   $     145,502  $  1,285,380   $ 3,837,177   $ 10,946,081   $ 19,012,315
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency transactions..    (2,523,256)     96,004,029   (33,320,388)   21,427,867    (17,224,929)       266,242
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........     6,813,240     (59,392,404)   (8,711,819)  (98,489,233)    (4,081,165)    12,189,159
                           ------------   -------------  ------------   ------------  ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     5,140,420      36,757,127   (40,746,827)  (73,224,189)   (10,360,013)    31,467,716
                           ------------   -------------  ------------   ------------  ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................            --              --            --    (5,740,181)            --    (16,205,676)
From net realized gains
  on investment
  transactions...........            --     (18,464,201)           --   (24,676,051)            --             --
                           ------------   -------------  ------------   ------------  ------------   ------------
  Total distributions to
    shareholders.........            --     (18,464,201)           --   (30,416,232)            --    (16,205,676)
                           ------------   -------------  ------------   ------------  ------------   ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    49,464,634     145,096,953    32,239,993    85,391,842     17,473,410     28,895,759
Net assets acquired in
  mergers (Note 12)......            --              --            --            --    273,256,957             --
Distributions
  reinvested.............            --      18,464,201            --    30,416,232             --     16,205,676
Cost of shares
  repurchased............   (57,798,720)   (188,214,358)   (6,923,051)  (40,146,010)   (33,568,005)   (30,252,311)
  Net increase (decrease)
    from capital share
    transactions.........    (8,334,086)    (24,653,204)   25,316,942    75,662,064    257,162,362     14,849,124
                           ------------   -------------  ------------   ------------  ------------   ------------
Net increase (decrease)
  in net assets..........    (3,193,666)     (6,360,278)  (15,429,885)  (27,978,357)   246,802,349     30,111,164
                           ------------   -------------  ------------   ------------  ------------   ------------

NET ASSETS
Beginning of period......   367,278,050     373,638,328   442,439,008   470,417,365    284,478,734    254,367,570
                           ------------   -------------  ------------   ------------  ------------   ------------
End of period............  $364,084,384   $ 367,278,050  $427,009,123   $442,439,008  $531,281,083   $284,478,734
                           ============   =============  ============   ============  ============   ============
Undistributed net
  investment income......  $    957,146   $     106,710  $  5,120,848   $ 3,835,468   $ 28,794,231   $ 19,070,289
                           ============   =============  ============   ============  ============   ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................    21,310,232      22,758,704    31,645,280    26,709,805     26,492,586     24,991,095
Capital shares issued....     2,941,425       8,426,315     2,457,194     5,469,664      1,584,570      2,804,150
Shares acquired in
  mergers (Note 12)......            --              --            --            --     23,191,945             --
Capital shares from
  distributions
  reinvested.............            --       1,056,909            --     1,994,500             --      1,633,637
Capital shares
  redeemed...............    (3,427,152)    (10,931,696)     (533,627)   (2,528,689)    (3,051,117)    (2,936,296)
                           ------------   -------------  ------------   ------------  ------------   ------------
Capital shares
  outstanding, end of
  year...................    20,824,505      21,310,232    33,568,847    31,645,280     48,217,984     26,492,586
                           ============   =============  ============   ============  ============   ============


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                                                            International Stock Fund
                                     --------------------------------------------------------------------------------------------
                                        Period
                                         ended                                   Year ended December 31,
                                     June 30, 2001     --------------------------------------------------------------------------
                                      (Unaudited)          2000          1999          1998              1997            1996
                                      -----------      ----------    -----------   -----------       -----------      -----------
NET ASSET VALUE
  Beginning of period ..............  $     19.58      $    22.33    $     16.85   $    15.48       $     15.08      $     12.68
                                      -----------      ----------    -----------   ----------       -----------      -----------
OPERATIONS
  Net investment
    income(1) ......................         0.12            0.24           0.17         0.09              0.57             0.29
  Net realized and
    unrealized gain
    (loss) on
    investments ....................        (3.22)          (1.97)          5.31         2.21              0.19             2.48
                                      -----------      ----------    -----------   ----------       -----------      -----------
  Total from investment
    operations .....................        (3.10)          (1.73)          5.48         2.30              0.76             2.77
                                      -----------      ----------    -----------   ----------       -----------      -----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ..............           --           (0.18)            --        (0.31)            (0.24)           (0.30)
  Distributions from net
    realized gains on
    investments ....................           --           (0.84)            --        (0.62)            (0.06)           (0.07)
  Distributions in excess
    of net investment
    income or realized
    gains ..........................           --              --             --           --             (0.06)              --
                                      -----------      ----------    -----------   ----------       -----------      -----------
  Total distributions ..............           --           (1.02)            --        (0.93)            (0.36)           (0.37)
                                      -----------      ----------    -----------   ----------       -----------      -----------
NET ASSET VALUE
  End of period ....................  $     16.48      $    19.58    $     22.33   $    16.85       $     15.48      $     15.08
                                      ===========      ==========    ===========   ==========       ===========      ===========
TOTAL RETURN(2) ....................       (15.88)%         (8.03)%        32.52%       14.91%             5.04%           21.93%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) .......................  $   302,961      $  344,409    $   388,492   $  300,072       $   236,571      $   187,109
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................         0.77%(3)        0.75%          0.72%        0.73%             0.79%            0.86%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements .................         0.77%(3)        0.75%          0.72%        0.73%(4)          0.79%(4)         0.86%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements(5) ..............         0.77%(3)        0.74%          0.71%        0.72%             0.77%            0.83%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................         1.48%(3)        0.93%          0.90%        1.22%             1.61%            1.51%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements .................         1.49%(3)        0.94%          0.91%        1.23%             1.63%            1.54%
  Portfolio turnover
    rate ...........................        55.72%          23.94%         18.36%       20.65%            23.08%           21.54%

-------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                                                          Small Company Stock Fund
                                     -------------------------------------------------------------------------------------------
                                       Period
                                        ended                                   Year ended December 31,
                                     June 30, 2001     -------------------------------------------------------------------------
                                      (Unaudited)         2000           1999          1998             1997             1996
                                      -----------      ----------    -----------    ----------       ----------       ----------
NET ASSET VALUE
  Beginning of period ..............  $     17.23      $    16.42    $     13.09    $    14.33       $    13.42       $    15.02
                                      -----------      ----------    -----------    ----------       ----------       ----------
OPERATIONS
  Net investment income
    (loss)(1) ......................         0.04            0.01          (0.04)           --               --               --
  Net realized and
    unrealized gain
    (loss) on
    investments ....................         0.21            1.66           4.58         (1.24)            0.91            (0.47)
                                      -----------      ----------    -----------    ----------       ----------       ----------
  Total from investment
    operations .....................         0.25            1.67           4.54         (1.24)            0.91            (0.47)
                                      -----------      ----------    -----------    ----------       ----------       ----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from net
    realized gains on
    investments ....................           --           (0.86)         (1.21)           --               --            (1.13)
                                      -----------      ----------    -----------    ----------       ----------       ----------
  Total distributions ..............           --           (0.86)         (1.21)           --               --            (1.13)
                                      -----------      ----------    -----------    ----------       ----------       ----------
NET ASSET VALUE
  End of period ....................  $     17.48      $    17.23    $     16.42    $    13.09       $    14.33       $    13.42
                                      ===========      ==========    ===========    ==========       ==========       ==========
TOTAL RETURN(2) ....................         1.45%          10.08%         36.71%        (8.65)%           6.78%           (3.03)%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) .......................  $   364,084      $  367,278    $   373,638    $  268,330       $  258,886       $  171,278
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................         0.73%(3)        0.84%          0.87%         0.87%            0.86%            0.72%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements .................         0.73%(3)        0.84%          0.87%         0.87%(4)         0.86%(4)         0.72%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements(5) ..............         0.70%(3)        0.81%          0.83%         0.86%            0.86%            0.72%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................         0.46%(3)        0.01%         (0.36)%       (0.23)%          (0.20)%          (0.34)%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements .................         0.49%(3)        0.04%         (0.32)%       (0.22)%          (0.20)%          (0.34)%
  Portfolio turnover
    rate ...........................        48.29%         154.61%        113.01%       138.02%           80.36%           43.00%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                                                     Large Company Stock Fund
                                    --------------------------------------------------------------------------------------------
                                       Period
                                        ended                        Year ended December 31,
                                    June 30, 2001     --------------------------------------------------------------------------
                                     (Unaudited)         2000           1999          1998             1997              1996
                                      ---------       ----------    -----------    ----------       -----------       ----------
NET ASSET VALUE
  Beginning of period ..............  $   13.98       $    17.61    $     20.61    $    19.93       $     15.49       $    13.32
                                      ---------       ----------    -----------    ----------       -----------       ----------
OPERATIONS
  Net investment
    income(1) ......................       0.03             0.11           0.22          0.26              0.24             0.26
  Net realized and
    unrealized gain
    (loss) on
    investments ....................      (1.29)           (2.66)         (0.06)         2.82              4.65             2.83
                                      ---------       ----------    -----------    ----------       -----------       ----------
  Total from investment
    operations .....................      (1.26)           (2.55)          0.16          3.08              4.89             3.09
                                      ---------       ----------    -----------    ----------       -----------       ----------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ..............         --            (0.20)         (0.27)           --             (0.24)           (0.27)
  Distributions from net
    realized gains on
    investments ....................         --            (0.88)         (2.89)        (2.40)            (0.21)           (0.65)
                                      ---------       ----------    -----------    ----------       -----------       ----------
  Total distributions ..............         --            (1.08)         (3.16)        (2.40)            (0.45)           (0.92)
                                      ---------       ----------    -----------    ----------       -----------       ----------
NET ASSET VALUE
  End of period ....................  $   12.72       $    13.98    $     17.61    $    20.61       $     19.93       $    15.49
                                      =========       ==========    ===========    ==========       ===========       ==========
TOTAL RETURN(2) ....................      (9.01)%         (14.96)%        (0.28)%       15.54%            31.67%           23.20%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) .......................  $ 427,009       $  442,439    $   470,417    $  472,953       $   414,698       $  273,772
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................       0.68%(3)         0.68%          0.64%         0.65%             0.67%            0.68%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements .................       0.68%(3)         0.68%          0.64%         0.65%(4)          0.67%(4)         0.68%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements(5) ..............       0.67%(3)         0.65%          0.62%         0.61%             0.65%            0.66%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................       0.60%(3)         0.83%          1.17%         1.30%             1.36%            1.93%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements .................       0.61%(3)         0.86%          1.19%         1.34%             1.38%            1.95%
  Portfolio turnover
    rate ...........................      36.81%          157.89%         56.15%        51.52%            45.54%           45.73%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


    The accompanying notes are an integral part of the financial statements.

 FINANCIAL HIGHLIGHTS
CitiStreet Funds, Inc. (formerly American Odyssey Funds, Inc.)

                                                                             Diversified Bond Fund
                                   ---------------------------------------------------------------------------------------------
                                      Period
                                       ended                                Year ended December 31,
                                    June 30, 2001       ------------------------------------------------------------------------
                                   (Unaudited)(6)         2000           1999           1998              1997            1996
                                      --------          --------       --------       --------          --------        --------
NET ASSET VALUE
  Beginning of period ..............  $  10.74          $  10.18       $  11.49       $  10.74          $  10.15        $  10.53
                                      --------          --------       --------       --------          --------        --------
OPERATIONS
  Net investment
    income(1) ......................      0.29+             0.71           0.65           0.66              0.61            0.50
  Net realized and
    unrealized gain
    (loss) on
    investments ....................      2.12              0.49          (0.98)          0.31              0.61           (0.36)
                                      --------          --------       --------       --------          --------        --------
  Total from investment
    operations .....................      2.41              1.20          (0.33)          0.97              1.22            0.14
                                      --------          --------       --------       --------          --------        --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income ..............     (2.13)            (0.64)         (0.67)         (0.01)            (0.62)          (0.52)
  Distributions from net
    realized gains on
    investments ....................        --                --          (0.31)         (0.21)            (0.01)             --
                                      --------          --------       --------       --------          --------        --------
  Total distributions ..............     (2.13)            (0.64)         (0.98)         (0.22)            (0.63)          (0.52)
                                      --------          --------       --------       --------          --------        --------
NET ASSET VALUE
  End of period ....................  $  11.02          $  10.74       $  10.18       $  11.49          $  10.74        $  10.15
                                      ========          ========       ========       ========          ========        ========
TOTAL RETURN(2) ....................      2.61%            12.35%         (2.74)%         9.04%            12.01%           1.34%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    period (000's
    omitted) .......................  $531,281          $284,479       $254,368       $254,365          $218,854        $160,695
  Ratios of expenses to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................      0.55%(3)          0.62%          0.60%          0.60%             0.62%           0.63%
    After repayments/reimbursements
      and before directed
      brokerage
      arrangements .................      0.55%(3)          0.62%          0.60%          0.60%(4)          0.62%(4)        0.63%(4)
    After repayments/reimbursements
      and directed
      brokerage
      arrangements(5) ..............      0.55%(3)          0.62%          0.60%          0.60%             0.62%           0.63%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/reimbursements
      and directed
      brokerage
      arrangements .................      5.24%(3)          7.14%          6.41%          5.96%             6.22%           5.88%
    After repayments/reimbursements
      and directed
      brokerage
      arrangements .................      5.24%(3)          7.14%          6.41%          5.96%             6.22%           5.88%
  Portfolio turnover
    rate ...........................    217.02%           163.11%         81.29%        224.48%           358.67%         369.32%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Annualized.
(4)  Unaudited.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended June 30, 2001 was in increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 0.03% to 0.25%. Per share data and ratios/supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.
  + Calculated using average share method.


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / June 30, 2001 (Unaudited)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.8%
ADVERTISING -- 1.0%
   449,900  Taylor Nelson Sofres Plc .......................         $ 1,297,107
   170,921  WPP Group Plc ..................................           1,682,683
                                                                     -----------
                                                                       2,979,790
                                                                     -----------
AUTOMOTIVE -- 1.4%
    53,646  Bayerische Motoren Werke AG ....................           1,766,638
    54,000  Honda Motor Co., Ltd. ..........................           2,372,760
                                                                     -----------
                                                                       4,139,398
                                                                     -----------
BANKING -- 12.7%
    88,429  ABN Amro Holdings ..............................           1,661,165
     7,600  Acom Co., Ltd. .................................             670,935
   350,551  Banco de Santander .............................           3,175,396
   183,338  Barclay's Plc ..................................           5,621,051
    20,513  Bayerische Hypo-Und Vereinsbank AG .............           1,001,996
    25,900  BNP Paribas SA .................................           2,253,999
    41,000  Credit Lyonnais SA .............................           1,479,305
     8,700  Credit Suisse Group* ...........................           1,430,352
    60,737  DBS Group Holdings Ltd. ........................             446,702
   420,700  HSBC Holdings Plc ..............................           4,984,832
   453,188  Lloyds TSB Group Plc ...........................           4,534,826
       182  Mitsubishi Tokyo Financial Group, Inc.* ........           1,517,693
    68,155  National Australia Bank Ltd. ...................           1,213,861
   148,500  San Paolo - IMI SpA ............................           1,903,324
    59,900  Toronto-Dominion Bank (The) ....................           1,529,367
    29,089  UBS AG - Registered ............................           4,167,468
   106,970  Westpac Banking Corp. ..........................             785,834
                                                                     -----------
                                                                      38,378,106
                                                                     -----------
BEVERAGES, FOOD & TOBACCO -- 5.8%
   130,618  Cadbury Schweppes Plc ..........................             880,849
   419,147  Compass Group Plc* .............................         $ 3,354,182
   358,534  Diageo Plc .....................................           3,933,082
    20,000  Groupe Danone ..................................           2,744,566
    13,996  Heineken NV ....................................             564,345
    14,510  Nestle SA ......................................           3,083,876
    36,900  Unilever NV ....................................           2,211,672
   101,958  Unilever Plc ...................................             858,925
                                                                     -----------
                                                                      17,631,497
                                                                     -----------
CHEMICALS -- 1.3%
    67,802  Bayer AG .......................................           2,640,345
    32,000  Fuji Photo Film ................................           1,380,422
                                                                     -----------
                                                                       4,020,767
                                                                     -----------
COMMERCIAL SERVICES -- 5.9%
    23,687  Brambles Industries Ltd. .......................             577,709
   209,200  Capita Group Plc ...............................           1,360,762
   134,700  Guardian IT Plc ................................           1,184,956
 1,049,400  Hays Plc .......................................           2,704,514
   449,000  Hutchison Whampoa Ltd. .........................           4,533,373
   832,000  Li & Fung Ltd. .................................           1,365,395
   137,800  Securitas AB ...................................           2,411,652
   380,300  Serco Group Plc ................................           2,085,945
 1,105,000  Singapore Technologies Engineering Ltd .........           1,564,790
                                                                     -----------
                                                                      17,789,096
                                                                     -----------
COMMUNICATIONS -- 7.7%
    39,285  Alcatel Alsthom ................................             821,457
    81,200  Alcatel SA(::) .................................           1,684,088
   419,147  Cable & Wireless Plc ...........................           2,465,548
 1,274,500  ERG Ltd.* ......................................             932,552
   697,945  Ericsson LM - B ................................           3,815,107
   155,000  FUJITSU Ltd. ...................................           1,628,104
   115,820  Marconi Corp. Plc ..............................             412,111
   311,200  Telecom Italia Mobile SpA ......................           1,585,969

    The accompanying notes are an integral part of the financial statements.
26

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
   216,764  Telecom Italia SpA ..............................        $ 1,945,153
 3,627,040  Vodafone Group Plc ..............................          8,034,256
                                                                     -----------
                                                                      23,324,345
                                                                     -----------
COMPUTER SOFTWARE & PROCESSING -- 2.1%
   211,600  Indra Systems SA* ...............................          1,862,990
   257,500  Misys Plc .......................................          1,799,874
    14,100  SAP AG ..........................................          1,944,469
    22,000  Trend Micro, Inc.* ..............................            825,559
                                                                     -----------
                                                                       6,432,892
                                                                     -----------
COSMETICS & PERSONAL CARE -- 0.9%
    29,000  UNI-CHARM Corp. .................................            939,417
    38,100  Wella AG ........................................          1,838,489
                                                                     -----------
                                                                       2,777,906
                                                                     -----------
ELECTRIC UTILITIES -- 1.1%
   120,714  EDP - Electricidade de Portugal SA ..............            288,181
    63,400  Endesa SA(::) ...................................          1,011,186
    40,380  Veba AG .........................................          2,098,916
                                                                     -----------
                                                                       3,398,283
                                                                     -----------
ELECTRICAL EQUIPMENT -- 1.1%
   197,000  Hitachi Ltd. ....................................          1,934,993
   102,000  NEC Corp. .......................................          1,378,091
                                                                     -----------
                                                                       3,313,084
                                                                     -----------
ELECTRONICS -- 7.2%
    86,700  ASM Lithography Holding NV* .....................          1,944,291
    29,700  Celestica, Inc.*(::) ............................          1,529,550
   705,000  Chartered Semiconductor Manufacturing Ltd.* .....          1,764,474
   144,100  Flextronics International Ltd. ..................          3,762,451
   153,268  Koninklijke (Royal) Philips Electronics NV ......        $ 4,062,522
     9,900  Murata Manufacturing Co., Ltd. ..................            658,065
     3,700  Rohm Co., Ltd. ..................................            574,956
    26,596  Smiths Group Plc ................................            308,588
    80,800  Sony Corp. ......................................          5,312,568
   293,000  Venture Manufacturing Ltd. ......................          1,945,872
                                                                     -----------
                                                                      21,863,337
                                                                     -----------
ENTERTAINMENT & LEISURE -- 0.5%
    74,131  EMI Group Plc ...................................            419,114
    43,902  Granada Compass Plc* ............................             92,155
   142,488  Hilton Group Plc ................................            478,945
    72,120  P & O Princess Cruises Plc* .....................            375,291
                                                                     -----------
                                                                       1,365,505
                                                                     -----------
FINANCIAL SERVICES -- 2.6%
    37,504  3i Group Plc ....................................            562,267
    19,660  Fortis (NL) NV ..................................            478,001
       500  Julius Baer Holding Ltd. - B ....................          1,923,660
    14,700  MLP AG ..........................................          1,617,788
   188,000  Nikko Securities Co., Ltd. (The) ................          1,505,918
    88,000  Nomura Securities Co., Ltd. (The) ...............          1,686,397
                                                                     -----------
                                                                       7,774,031
                                                                     -----------
FOOD RETAILERS -- 1.2%
   111,723  Koninklijke Ahold NV ............................          3,499,488
                                                                     -----------
HEAVY CONSTRUCTION -- 0.3%
    15,162  Pohang Iron & Steel Co., Ltd. ADR ...............            298,995
     5,863  SMC Corp. .......................................            627,597
                                                                     -----------
                                                                         926,592
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 1.3%
    87,600  CRH Plc ........................................         $ 1,490,602
     6,006  Lafarge SA .....................................             513,532
   122,500  Tomra Systems ASA ..............................           1,928,922
                                                                     -----------
                                                                       3,933,056
                                                                     -----------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.7%
   125,000  Matsushita Electric Industrial Co.,
            Ltd ............................................           1,956,450
    26,466  RMC Group Plc ..................................             254,968
                                                                     -----------
                                                                       2,211,418
                                                                     -----------
INDUSTRIAL - DIVERSIFIED -- 1.2%
    72,200  Aalberts Industries NV .........................           1,396,637
    36,819  Vivendi Universal SA ...........................           2,146,036
                                                                     -----------
                                                                       3,542,673
                                                                     -----------
INSURANCE -- 8.3%
    15,600  Allianz AG(::) .................................           4,578,669
   272,578  Axa ............................................           7,764,902
   108,367  ING Groep NV* ..................................           7,082,314
     5,700  Muenchener Rueckversicherungs-
            Gesellschaft AG(::) ............................           1,599,629
   142,941  Prudential Corp. ...............................           1,730,887
     1,153  Schweizerische
            Ruckversicherungs-Gesellschaft .................           2,304,262
                                                                     -----------
                                                                      25,060,663
                                                                     -----------
MEDIA - BROADCASTING & PUBLISHING -- 2.3%
    66,447  Elsevier NV ....................................             826,900
   307,158  News Corp., Ltd. ...............................           2,812,216
    20,682  Pearson Plc ....................................             340,901
    67,589  Reuters Group Plc ..............................             877,380
   161,000  Singapore Press Holdings Ltd. ..................         $ 1,767,329
    12,632  VNU NV .........................................             427,752
                                                                     -----------
                                                                       7,052,478
                                                                     -----------
MEDICAL SUPPLIES -- 2.6%
    11,200  Hoya Corp. .....................................             709,454
    44,800  Mettler-Toledo International, Inc.* ............           1,937,600
    70,000  Takeda Chemical Industries Ltd. ................           3,255,406
   113,400  TERUMO Corp. ...................................           2,082,228
                                                                     -----------
                                                                       7,984,688
                                                                     -----------
OFFICE EQUIPMENT -- 2.2%
   168,000  Canon ..........................................           6,789,199
                                                                     -----------
OIL & GAS -- 5.1%
    22,600  Alberta Energy Co., Ltd. .......................             933,335
   178,300  BP Plc .........................................           1,465,697
   111,551  ENI SpA(::) ....................................           1,359,862
 3,541,094  PetroChina Co., Ltd. ...........................             735,485
    52,237  Royal Dutch Petroleum Co. ......................           3,006,218
    15,900  Schlumberger Ltd. ..............................             837,135
   397,420  Shell Transport & Trading ......................           3,303,276
    27,747  Total Fina Elf SA ..............................           3,885,190
                                                                     -----------
                                                                      15,526,198
                                                                     -----------
PHARMACEUTICALS -- 8.7%
    50,022  AstraZeneca Group Plc ..........................           2,330,725
    35,694  Aventis SA .....................................           2,849,495
    41,000  Biovail Corp.*(::) .............................           1,783,500
    67,200  Elan Corp. Plc ADR *(::) .......................           4,099,200
   189,443  GlaxoSmithKline Plc ............................           5,328,653
   105,877  Novartis AG ....................................           3,831,911
    52,400  Novo Nordisk AS ................................           2,317,972
   101,100  Patheon, Inc.* .................................             936,014


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / International Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                 Value
--------------------------------------------------------------------------------
    19,037  Roche Holding AG .............................        $   1,371,622
    25,000  Sanofi-Synthelabo SA .........................            1,640,223
                                                                  -------------
                                                                     26,489,315
                                                                  -------------
REAL ESTATE -- 1.2%
   109,624  Cheung Kong (Holdings) Ltd. ..................            1,194,682
   279,000  Sun Hung Kai Properties Ltd. .................            2,512,897
                                                                  -------------
                                                                      3,707,579
                                                                  -------------
RETAILERS -- 0.5%
    60,000  KAO Corp. ....................................            1,491,396
                                                                  -------------
TELEPHONE SYSTEMS -- 5.6%
   175,400  British Telecommunications Plc ...............            1,102,670
   126,686  China Mobile (HK)* ...........................              669,193
   131,100  COLT Telecom Group Plc* ......................              907,146
       179  Nippon Telegraph & Telephone Corp. ...........              932,923
   101,198  Nokia Oyj ....................................            2,293,410
       279  NTT DoCoMo ...................................            4,854,485
    11,767  Tele Danmark A/S - B .........................              424,182
   382,499  Telefonica SA* ...............................            4,714,683
     2,900  Zurich Financial Services ....................              989,064
                                                                  -------------
                                                                     16,887,756
                                                                  -------------
TRANSPORTATION -- 0.6%
   688,000  DelGro Corp., Ltd. ...........................            1,095,090
    47,361  Railtrack Group Plc ..........................              222,474
    26,247  TNT Post Group NV ............................              547,720
                                                                  -------------
                                                                      1,865,284
                                                                  -------------
WATER AND SEWER -- 0.7%
    67,500  Suez SA ......................................            2,171,441
                                                                  -------------
TOTAL COMMON STOCKS
  (Cost $311,606,847) ....................................          284,327,261
                                                                  -------------
SHORT-TERM INVESTMENTS -- 8.4%
Cash Equivalents -- 8.4%
$ 9,035,183  American Express
             4.006%, 10/05/01 (a) ........................        $   9,035,183
  4,463,991  Dreyfus Money Market Fund
             4.045%, (a) .................................            4,463,991
  2,720,820  Fleet National Bank
             4.205%, 10/31/01 (a) ........................            2,720,820
    892,798  Merrill Lynch
             4.165%, 07/02/01 (a) ........................              892,798
  1,964,156  Merrimac Cash Fund Premium Class
             4.119%, (a) .................................            1,964,156
  3,571,193  Royal Bank of Canada
             4.000%, 07/02/01 (a) ........................            3,571,193
  2,678,394  Toronto Dominion
             4.060%, 07/02/01 (a) ........................            2,678,394
                                                                  -------------
                                                                     25,326,535
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $25,326,535)......................................           25,326,535
                                                                  -------------


TOTAL INVESTMENTS -- 102.2%
  (Cost $336,933,382).....................................          309,653,796

Other assets in excess of liabilities -- (2.2)%...........           (6,692,608)
                                                                  -------------
TOTAL NET ASSETS -- 100.0%                                        $ 302,961,188
                                                                  =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt
* Non-income producing security.
(::) All or a portion of security out on loan.
(a)  Represents investments of security lending collateral (Note 2).


    The accompanying notes are an integral part of the financial statements.

INVESTMENTS BY COUNTRY
CitiStreet Funds, Inc. / International Stock Fund / June 30, 2001 (Unaudited)


                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------
Great Britain                                              22.2%
Japan                                                      14.9
United States                                              10.5
France                                                      9.9
Netherlands                                                 9.2
Germany                                                     6.3
Switzerland                                                 6.3
Hong Kong                                                   3.6
Spain                                                       3.6
Singapore                                                   2.8
Canada                                                      2.2
Italy                                                       2.2
Australia                                                   2.1
Sweden                                                      2.1
Ireland                                                     1.8
Denmark                                                     0.9
Finland                                                     0.8
Norway                                                      0.6
Portugal                                                    0.1
South Korea                                                 0.1
                                                          -----
 Total                                                    102.2%
                                                          =====


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 73.7%
ADVERTISING -- 0.5%
       780  Ackerley Group, Inc.* ...........................         $    8,744
     2,126  Catalina Marketing Corp.* .......................             64,864
   107,700  DoubleClick, Inc.*(::) ..........................          1,503,492
       149  GenesisIntermedia, Inc.*(::) ....................              2,794
     1,559  Getty Images, Inc.* .............................             40,939
        30  Grey Global Group, Inc. .........................             19,950
     2,504  Interpublic Group of Companies, Inc. (The) ......             73,492
     2,551  Lamar Advertising Co.* ..........................            112,244
     1,063  Penton Media, Inc. ..............................             18,602
       638  Ventiv Health, Inc.* ............................             13,168
                                                                      ----------
                                                                       1,858,289
                                                                      ----------
AEROSPACE & DEFENSE -- 0.4%
     1,205  AAR Corp. .......................................             20,605
     4,323  B.F. Goodrich Co. ...............................            164,188
        85  Ducommun, Inc.* .................................              1,105
       255  Fairchild Corp. (The) - Class A* ................              1,788
     1,417  Gencorp, Inc. ...................................             18,138
       283  Heico Corp. .....................................              5,434
       992  Kaman Corp. .....................................             17,558
       283  Moog, Inc. - Class A* ...........................             11,023
     1,984  Orbital Sciences Corp.* .........................              7,698
    43,100  Raytheon Co. - Class B* .........................          1,144,305
     1,347  Teledyne Technologies, Inc.* ....................             20,474
     1,701  Teleflex, Inc. ..................................             74,844
       850  Triumph Group, Inc.* ............................             41,650
       170  United Industrial Corp. .........................              2,847
                                                                      ----------
                                                                       1,531,657
                                                                      ----------
AIRLINES -- 0.5%
     2,835  Airtran Holdings, Inc.* .........................             29,767
    49,963  Alaska Airgroup, Inc.*(::) ......................          1,443,931
     1,559  America West Holdings Corp.* ....................             15,543
     1,701  Atlantic Coast Airlines Holdings, Inc.* .........             51,013
       709  Atlas Air, Inc.* ................................             10,039
     1,701  Continental Airlines, Inc. - Class B* ...........             83,774
     1,488  Mesa Air Group, Inc.* ...........................             18,377
       709  Mesaba Holdings, Inc.* ..........................              6,537
       496  Midwest Express Holdings* .......................              8,606
     2,126  Skywest, Inc. ...................................             59,528
     2,268  UAL Corp. .......................................             79,720
     2,764  US Airways Group, Inc.*(::) .....................             67,165
                                                                      ----------
                                                                       1,874,000
                                                                      ----------
APPAREL RETAILERS -- 0.9%
     4,111  Abercrombie & Fitch Co.* ........................            182,939
     1,063  AnnTaylor Stores Corp.* .........................             38,055
       142  Bebe Stores, Inc.* ..............................              4,141
     2,906  Boyds Collection Ltd.* ..........................             36,093
       354  Buckle, Inc.* ...................................              6,691
       850  Cato Corp. ......................................             16,592
        21  Charlotte Russe Holdings, Inc.* .................                563
     4,536  Charming Shoppes* ...............................             27,216
       850  Chico's FAS, Inc.* ..............................             25,287
       850  Childrens Place, Inc. (The)*(::) ................             22,780
       170  Christopher & Banks Corp.* ......................              5,542
    94,801  Claire's Stores, Inc. ...........................          1,835,347
        64  Deb Shops, Inc. .................................              1,201
       638  Dress Barn, Inc.* ...............................             14,514
       234  Finish Line, Inc. (The) - Class A* ..............              2,923
       106  Gadzooks, Inc.* .................................              1,388
       276  Goody's Family Clothing, Inc.* ..................              1,107
       319  Gymboree Corp.* .................................              2,711


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                    Value
--------------------------------------------------------------------------------
     1,347  Pacific Sunwear of California, Inc.* ............         $   30,213
       992  Payless Shoesource, Inc.* .......................             64,182
     3,756  Ross Stores, Inc. ...............................             89,956
     1,488  Stein Mart, Inc.* ...............................             15,386
       992  Talbots, Inc. ...................................             43,400
   230,300  The Sports Authority, Inc.* .....................            808,353
     1,347  Too, Inc.* ......................................             36,908
       106  Urban Outfitters, Inc.* .........................              1,138
       567  Wilsons The Leather Experts* ....................             10,518
                                                                      ----------
                                                                       3,325,144
                                                                      ----------
AUTOMOTIVE -- 0.5%
       425  American Axle & Manufacturing
            Holdings, Inc.* .................................              7,076
    69,407  ANC Rental Corp.* ...............................            208,221
     2,924  Arvinmeritor, Inc. ..............................             48,948
     4,323  Autoliv, Inc. ...................................             74,701
    14,104  AutoNation, Inc.* ...............................            163,606
       496  Bandag, Inc. ....................................             13,541
     1,063  Borg-Warner Automotive, Inc. ....................             52,746
       567  Coachmen Industries, Inc. .......................              7,513
     1,772  Copart, Inc.* ...................................             51,831
       496  Dura Automotive Systems, Inc.* ..................              7,936
       850  Exide Corp. .....................................              9,775
     1,984  Federal Signal Corp. ............................             46,564
     3,048  Federal-Mogul Corp. .............................              5,151
     7,017  Goodyear Tire & Rubber Co. (The) ................            196,476
       709  Group 1 Automotive, Inc.* .......................             20,986
       992  Hayes Lemmerz International, Inc.* ..............              6,349
       283  IMPCO Technologies, Inc.* .......................             10,004
     3,615  ITT Industries, Inc. ............................            159,964
     1,772  JLG Industries, Inc. ............................             21,884
     2,977  Lear Corporation* ...............................            103,897
       106  Lithia Motors, Inc. - Class A* ..................              1,781
       638  Monaco Coach Corp.* .............................             21,182
       702  Myers Industries, Inc. ..........................             10,600
     2,622  Navistar International Corp.* ...................             73,757
       638  Oshkosh Truck Corp. .............................             28,231
     3,118  PACCAR, Inc. ....................................            160,328
     1,772  Pep Boys (The) - Manny, Moe & Jack ..............             19,900
     1,134  Smith (A.O.) Corp. ..............................             20,299
     1,063  Sonic Automotive, Inc.* .........................             20,303
     1,417  SPX Corp.* ......................................            177,380
        64  Standard Motor Products, Inc. ...................                851
        43  Strattec Security Corp.* ........................              1,493
       850  Superior Industries International ...............             32,555
       276  TBC Corp.* ......................................              2,644
       425  Thor Industries, Inc. ...........................             14,012
       283  United Auto Group, Inc.* ........................              4,952
     6,024  Visteon Corp. ...................................            110,721
       780  Wabash National Corp. ...........................              9,438
                                                                      ----------
                                                                       1,927,596
                                                                      ----------
BANKING -- 5.1%
       992  Advanta Corp. - Class A .........................             15,872
       354  Alabama National Bancorp ........................             11,487
    23,806  Alliance Bancorp, Inc. ..........................            701,801
     1,276  Amcore Financial, Inc. ..........................             30,675
     1,205  American Capital Strategies Ltd. ................             33,812
     1,276  American Financial Holdings, Inc. ...............             30,114
     3,685  AmeriCredit Corp.* ..............................            191,436
       850  Anchor Bancorp Wisconsin, Inc. ..................             13,515
       283  Andover Bancorp, Inc. ...........................             14,221


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       850  Area Bancshares Corp. ...........................         $   14,025
     3,118  Associated Banc-Corp ............................            112,217
     1,984  Astoria Financial Corp. .........................            109,120
     3,721  Bancorpsouth, Inc. ..............................             63,257
     4,678  BancWest Corp. ..................................            160,923
       638  Bank of Granite Corp. ...........................             14,674
       992  Bankatlantic Bancorp, Inc. ......................              8,620
    50,379  Banknorth Group, Inc. ...........................          1,141,084
       213  BankUnited Financial Corp. - Class A* ...........              2,993
       149  Banner Corp. ....................................              3,278
     1,205  Bay View Capital Corp. ..........................              9,013
        54  BB&T Corp. ......................................              1,987
       128  Boston Private Financial Holdings, Inc. .........              2,867
       709  Brookline Bancorp, Inc. .........................              9,954
       425  BSB Bancorp, Inc. ...............................              9,796
       106  Camden National Corp. ...........................              1,696
       283  Capital City Bank Group, Inc. ...................              7,038
       425  Cathay Bancorp, Inc. ............................             23,243
        85  CCBT Financial Companies, Inc. ..................              2,549
       276  Centennial Bancorp* .............................              2,277
        85  Central Coast Bancorp* ..........................              2,101
       234  CFS Bancorp, Inc. ...............................              3,236
    38,480  Cheap Tickets, Inc.*(::) ........................            581,048
       992  Chemical Financial Corp. ........................             29,264
     1,276  Chittenden Corp. ................................             42,937
     2,126  Citizens Banking Corp. ..........................             62,185
       234  City Holding Co. ................................              3,056
    27,343  City National Corp. .............................          1,211,021
       425  CityBank (Lynwood, WA) ..........................             11,475
        64  Coastal Bancorp, Inc. ...........................              2,045
     4,607  Colonial Bancgroup, Inc. ........................             66,249
       187  Columbia Banking System, Inc.* ..................              2,386
    29,417  Commerce Bancorp, Inc. ..........................          2,062,132
     2,761  Commerce Bancshares, Inc. .......................            101,881
        21  Commercial Bank of New York .....................                661
     2,551  Commercial Federal Corp. ........................             58,928
       149  Commonwealth Bancorp, Inc. ......................              2,663
        85  Community Bank System, Inc. .....................              2,380
        85  Community Banks, Inc. ...........................              2,422
       149  Community Trust Bancorp, Inc. ...................              3,576
     5,812  Compass Bancshares, Inc. ........................            154,018
       567  CompuCredit Corp.*(::) ..........................              6,265
       149  Connecticut Bancshares, Inc. ....................              3,901
       496  Corus Bankshares, Inc. ..........................             29,884
       283  CPB, Inc. .......................................              8,371
     2,339  Cullen/Frost Bankers, Inc. ......................             79,175
       936  CVB Financial Corp. .............................             17,971
     5,174  Dime Bancorp, Inc. ..............................            192,731
       567  Dime Community Bancshares .......................             19,233
       921  Downey Financial Corp. ..........................             43,526
        64  Drovers Bancshares Corp. ........................              1,754
       425  F&M Bancorp .....................................             12,665
     1,276  F&M National Corp. ..............................             51,040
     1,042  F.N.B. Corp. ....................................             30,739
       213  Farmers Capital Bank Corp. ......................              8,648
        43  Fidelity Bankshares, Inc. .......................                619
       496  Financial Federal Corp.* ........................             14,359
       128  Financial Institutions, Inc. ....................              2,867
        85  First Bancorp North Carolina(::) ................              2,094
       921  First BanCorp. (Puerto Rico) ....................             24,858
       425  First Busey Corp. - Class A .....................              9,108
     1,488  First Charter Corp. .............................             27,900
       283  First Citizens Bancshares .......................             30,705
     2,693  First Commonwealth Financial Corp. ..............             40,395


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
       106  First Essex Bancorp, Inc. .......................         $    2,620
       638  First Federal Capital Corp. .....................             10,336
     1,637  First Financial Bancorp .........................             27,960
       620  First Financial Bankshares, Inc. ................             19,220
       283  First Financial Corp. ...........................             13,624
       567  First Financial Holdings, Inc. ..................             13,041
       425  First Indiana Corp. .............................             11,063
       496  First Merchants Corporation .....................             11,869
     1,843  First Midwest Bancorp, Inc. .....................             54,645
       850  First Niagara Financial Group, Inc. .............             13,200
       149  First Place Financial Corp. .....................              1,925
       170  First Republic Bank* ............................              4,165
     1,417  First Sentinel Bancorp, Inc. ....................             19,229
     5,812  First Tennessee National Corp. ..................            201,735
     2,055  First Virginia Banks, Inc. ......................             96,832
       780  Firstfed Financial Corp.* .......................             23,244
     3,685  FirstMerit Corporation ..........................             97,284
        64  Flagstar Bancorp, Inc. ..........................              1,338
       106  Flushing Financial Corp. ........................              2,534
       850  Frontier Financial Corp. ........................             42,491
       128  German American Bancorp .........................              2,028
       149  Glacier Bancorp, Inc. ...........................              2,831
     1,276  Gold Banc Corporation, Inc. .....................              9,876
     3,189  Golden State Bancorp, Inc. ......................             98,221
        85  Great Southern Bancorp, Inc. ....................              2,233
     3,898  Greenpoint Financial Corp. ......................            149,683
       921  Harbor Florida Bancshares, Inc. .................             17,637
       369  Harleysville National Corp. .....................             17,066
     7,158  Hibernia Corp. ..................................            127,412
     2,410  Hudson City Bancorp, Inc. .......................             55,647
       191  Hudson River Bancorp, Inc. ......................              3,457
     2,140  Hudson United Bancorp ...........................             54,570
        85  Iberiabank Corp. ................................              2,512
     2,977  Independence Community Bank .....................             58,766
       496  Independent Bank Corp., Massachusetts ...........              9,791
       149  Independent Bank Corp., Michigan ................              3,658
       780  Integra Bank Corp. ..............................             19,321
       886  International Bancshares Corp. ..................             37,212
     1,417  Investors Financial Services Corp. ..............             94,939
       298  Local Financial Corp.* ..........................              3,844
     4,367  M&T Bank Corporation ............................            329,708
        64  Main Streets Banks, Inc. ........................              1,132
        85  MB Financial, Inc.* .............................              2,210
       496  Medallion Financial Corp. .......................              5,084
       106  Medford Bancorp, Inc. ...........................              2,168
    29,189  Mercantile Bankshares Corp. .....................          1,142,166
     2,764  Metris Companies, Inc. ..........................             93,174
       106  MicroFinancial, Inc. ............................              1,718
       365  Mid-America Bancorp .............................             10,567
        85  Midwest Banc Holdings, Inc. .....................              1,870
       283  Mississippi Valley Bancshares ...................             11,292
     1,205  N.B.T Bancorp, Inc. .............................             23,256
        85  National Citi Bancorp ...........................              2,546
    31,829  National Commerce Bancorp .......................            775,673
       819  National Penn Bancshares, Inc. ..................             16,577
    70,292  Net.B@nk, Inc.* .................................            794,300
     1,595  New York Community Bancorp, Inc. ................             60,052
     1,701  NextCard, Inc.* .................................             18,796
     7,442  North Fork Bancorporation .......................            230,702
    14,130  Northrim Bank ...................................            196,548
       638  Northwest Bancorp, Inc. .........................              6,699
     2,055  Nvidia Corp.*(::) ...............................            190,601


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       567  Oceanfirst Financial Corp. ......................         $   14,708
    46,668  Ocwen Financial Corp.* ..........................            478,347
     2,746  Old National Bancorp ............................             72,494
        85  Old Second Bancorp, Inc. ........................              2,811
       425  Omega Financial Corp. ...........................             13,681
       496  Oriental Financial Group, Inc. ..................              9,424
     3,544  Pacific Century Financial Corp. .................             91,400
       496  Pacific Northwest ...............................             12,395
       567  Park National Corp. .............................             57,267
        64  Parkvale Financial Corp. ........................              1,536
        85  PennFed Financial Services, Inc. ................              1,963
     1,205  Peoples Bank Bridgeport .........................             28,089
       567  PFF Bancorp, Inc. ...............................             14,175
     6,095  Popular, Inc. ...................................            200,769
        64  Port Financial Corp. ............................              1,296
       850  Promistar Financial Corp. .......................             20,400
    15,000  Prosperity Bancshares, Inc. .....................            358,950
        43  Provident Bancorp, Inc. .........................                840
     1,340  Provident Bankshares Corp. ......................             33,420
       992  Provident Financial Group, Inc. .................             32,657
        64  Quaker City Bancorp, Inc.* ......................              1,886
        85  Republic Bancshares, Inc.* ......................              1,435
     1,347  Richmond County Financial Corp. .................             50,539
       921  Riggs National Corp. ............................             15,648
     2,693  Roslyn Bancorp, Inc. ............................             70,826
        43  Royal Bancshares of
               Pennsylvania, Inc. - Class A .................                795
     1,276  S & T Bancorp, Inc. .............................             34,452
        85  S.Y. Bancorp, Inc. ..............................              2,890
       425  Sandy Spring Bancorp, Inc. ......................             13,685
       354  Santander Bancorp ...............................              6,921
        43  Seacoast Banking Corp. - Class A ................              1,507
     1,276  Seacoast Financial Services Corp. ...............             20,735
       128  Second Bancorp, Inc. ............................              2,931
     1,984  Silicon Valley Bancshares* ......................             43,648
       106  Simmons First National Corp. ....................              3,540
        21  SJNB Financial Corp. ............................                908
     3,820  Sky Financial Group, Inc. .......................             72,313
     2,034  South Financial Group, Inc. (The) ...............             38,402
     1,488  Southwest Bancorp Of Texas* .....................             44,952
    10,985  Sovereign Bancorp, Inc. .........................            142,805
       106  St. Francis Capital Corp. .......................              2,316
     1,701  Staten Island Bancorp, Inc. .....................             47,373
       128  Sterling Bancorp, New York ......................              3,917
    59,876  Sterling Bancshares, Inc. .......................          1,148,422
       149  Sterling Financial Corp., Pennsylvania ..........              3,449
       128  Sterling Financial Corp., Washington* ...........              1,920
       213  Student Loan Corp. ..............................             14,857
        85  Suffolk Bancorp .................................              3,810
     1,701  Susquehanna Bancshares, Inc. ....................             34,615
     3,615  TCF Financial Corp. .............................            167,411
       702  Texas Regional Bancshares, Inc. .................             28,284
        85  Tompkins Trustco, Inc. ..........................              3,357
     1,701  Total System Services, Inc. .....................             48,308
       149  Troy Financial Corp. ............................              2,721
       638  Trust Company of New Jersey .....................             21,692
     2,690  Trustco Bank Corp. ..............................             35,911
     2,622  Trustmark Corp. .................................             53,279
       425  U.S.B. Holding Co., Inc. ........................              6,481
       850  UCBH Holdings, Inc. .............................             25,797


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       709  UMB Financial Corp. ............................         $    30,487
     1,417  United Bankshares, Inc. ........................              37,976
     1,276  United Community Financial .....................              11,101
       567  United National Bancorp, New Jersey ............              12,860
     1,984  Unitrin, Inc. ..................................              76,186
     3,509  Valley National Bancorp ........................              99,480
     1,417  W Holding Company, Inc. ........................              18,421
     2,651  Washington Federal, Inc. .......................              65,003
       149  Washington Trust Bancorp, Inc. .................               3,279
        64  Waypoint Financial Corp. .......................                 803
     2,268  Webster Financial Corp. ........................              74,345
       850  Wesbanco, Inc. .................................              21,326
       213  West Coast Bancorp .............................               2,699
    20,130  Westamerica Bancorp ............................             790,102
       666  Westcorp .......................................              14,115
     1,205  Whitney Holding Corp. ..........................              56,514
     1,417  Wilmington Trust Corp. .........................              88,775
       106  Wintrust Financial Corp. .......................               2,634
       106  WSFS Financial Corp. ...........................               1,823
     4,111  Zions Bancorporation ...........................             242,549
                                                                     -----------
                                                                      18,485,752
                                                                     -----------
BEVERAGES, FOOD & TOBACCO -- 1.2%
     1,559  Adolph Coors Co. ...............................              78,231
       921  American Italian Pasta Company* ................              42,734
       850  Aurora Foods, Inc.* ............................               4,658
     1,630  Bob Evans Farms ................................              29,340
       149  Boston Beer Co., Inc. - Class A* ...............               1,284
        43  Bridgeford Foods Corp. .........................                 564
     2,126  Brown-Forman Corp. .............................             135,936
     1,559  Cadiz, Inc.* ...................................              14,358
        71  Coca-Cola Bottling Co. Consolidated ............               2,794
     1,417  Constellation Brands, Inc.* ....................              58,097
     1,559  Corn Products International, Inc. ..............              49,888
     1,630  Dean Foods Co. .................................              65,526
     2,268  Del Monte Foods Co.* ...........................              19,006
       709  Dreyers Grand Ice Cream, Inc. ..................              19,781
     1,914  Earthgrains Company ............................              49,764
        71  Farmer Brothers Co. ............................              16,543
     1,701  Fleming Companies, Inc. ........................              60,726
     7,683  Flowers Foods, Inc.* ...........................             240,862
        43  Green Mountain Coffee, Inc.* ...................               1,285
     1,422  Hain Celestial Group, Inc.* ....................              31,284
     4,749  Hercules, Inc. .................................              53,664
     3,473  Hormel Foods Corp. .............................              84,533
     3,827  IBP, Inc. ......................................              96,632
       638  International Multifoods Corp. .................              13,238
     1,276  Interstate Bakeries ............................              20,416
        85  J&J Snack Foods Corp.* .........................               1,883
       992  Lance, Inc. ....................................              13,392
        85  Maui Land & Pineapple Co.* .....................               2,171
     3,048  McCormick & Co. ................................             128,077
       170  Nash-Finch Co. .................................               4,012
        64  National Beverage Corp.* .......................                 592
    30,252  Pepsi Bottling Group, Inc. .....................           1,213,105
     6,929  PepsiAmericas, Inc. ............................              92,156
     1,559  Performance Food Group Co.* ....................              47,129
       709  Pilgrim's Pride Corp. ..........................               8,898
     1,417  Ralcorp Holdings, Inc.* ........................              26,555
        43  Ravenswood Winery, Inc.* .......................               1,266
       496  Riviana Foods, Inc. ............................               9,002
     4,607  RJ Reynolds Tobacco Holdings, Inc. .............             251,542
       425  Robert Mondavi Corp. - Class A* ................              17,229
        64  Sanderson Farms, Inc. ..........................                 811


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
     1,984  Sensient Technologies Corp. ....................          $   40,712
       992  Smart & Final, Inc.* ...........................              10,912
     2,481  Smithfield Foods, Inc.* ........................              99,984
       992  Smucker (J.M.) Co. .............................              25,792
       106  Spartan Stores, Inc.* ..........................               1,702
       170  Standard Commercial Corp. ......................               2,900
     1,276  Suiza Foods Corp.* .............................              67,756
     5,883  SUPERVALU, Inc. ................................             103,247
    35,150  Tasty Baking ...................................             618,991
     1,533  Tootsie Roll Industries ........................              59,082
     2,268  Topps Company (The)* ...........................              26,513
       638  Triarc Companies* ..............................              16,716
     5,528  Tyson Food, Inc. - Class A .....................              50,913
       638  United Natural Foods, Inc.* ....................              13,366
     7,229  UST, Inc. ......................................             208,629
       744  Vector Group Ltd. ..............................              23,771
                                                                      ----------
                                                                       4,379,950
                                                                      ----------
BUILDING MATERIALS -- 0.4%
       921  Amcol International Corp. ......................               5,526
       213  Carbo Ceramics, Inc. ...........................               7,892
       283  Centex Construction Products ...................               9,197
    36,410  Dal-Tile International, Inc.* ..................             675,405
       992  Elcor Corp.(::) ................................              20,088
     2,835  Encompass Services Corporation* ................              25,373
     2,410  Fisher Scientific International* ...............              69,890
       850  Florida Rock Industries ........................              39,865
     2,835  Ingram Micro, Inc.* ............................              41,079
     1,417  Integrated Electrical Services, Inc.* ..........              13,816
     1,347  Lafarge Corp.(::) ..............................              45,138
    13,347  Mattson Technology, Inc.* ......................             233,306
       128  Med-Design Corp. (The)* ........................               3,858
     1,488  MEMC Electronics Materials* ....................              11,383
    12,209  Molecular Devices Corp.* .......................             244,790
     4,111  Omnicare, Inc. .................................          $   83,042
     1,559  Owens & Minor, Inc. ............................              29,621
     2,268  Owens Corning*(::) .............................               4,559
       496  Packard Bioscience Company* ....................               4,117
       149  Performance Technologies, Inc.* ................               2,235
       149  Pomeroy Computer Resources, Inc.* ..............               2,235
       234  U.S. Concrete, Inc.* ...........................               1,865
     1,205  Universal Corp. ................................              47,790
     1,843  USG Corp. ......................................               7,777
       354  Vital Signs, Inc. ..............................              11,700
                                                                      ----------
                                                                       1,641,547
                                                                      ----------
BUSINESS SERVICES -- 0.0%
       744  Fair Issac & Co., Inc. .........................              45,994
       468  Watson Wyatt & Co Holdings* ....................              10,942
                                                                      ----------
                                                                          56,936
                                                                      ----------
CHEMICALS -- 4.8%
   236,900  Agrium, Inc. ...................................           2,369,000
     2,339  Airgas, Inc.* ..................................              27,834
     1,063  Albemarle Corp. ................................              24,630
       780  Arch Chemicals, Inc. ...........................              16,247
       425  Bio-Rad Laboratories* ..........................              21,165
     2,977  Cabot Corp. ....................................             107,232
     1,047  Cabot Microelectronics Corp.* ..................              64,914
   492,076  Calgon Carbon Corp. ............................           3,862,797
     1,276  Cambrex Corp. ..................................              64,540
     1,347  Carlisle Cos., Inc. ............................              46,970
       638  Chemfirst, Inc. ................................              16,716
     2,835  Cooper Tire & Rubber Co. .......................              40,257
     5,103  Crompton Corporation ...........................              55,623
     1,843  Cytec Industries, Inc.* ........................              70,034
     3,402  Eastman Chemical Co. ...........................             162,037
       276  Eden Bioscience Corp.*(::) .....................               2,757


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
    11,819  Entegris, Inc.* ................................         $   135,328
     1,488  Ferro Corp. ....................................              32,453
       638  Fuller (H. B.) Co. .............................              31,836
       283  GenTek, Inc. ...................................               1,500
     1,417  Georgia Gulf Corp. .............................              21,963
     2,126  Great Lakes Chemical Corp. .....................              65,587
   114,694  IMC Global, Inc. ...............................           1,169,879
     4,323  International Flavors & Fragrances, Inc. .......             108,637
       638  International Specialty Products, Inc.* ........               6,763
       142  Liqui-Box Corp. ................................               5,534
     2,410  Lubrizol Corp. .................................              74,830
     3,402  Lyondell Chemical Company ......................              52,323
       780  MacDermid, Inc. ................................              14,040
     2,977  Millennium Chemicals, Inc. .....................              44,804
       921  Minerals Technologies, Inc. ....................              39,529
       142  NCH Corp. ......................................               5,552
       921  NL Industries ..................................              12,756
    23,388  Olin Corp. .....................................             397,362
    46,063  OM Group, Inc. .................................           2,591,044
     1,417  Omnova Solutions, Inc. .........................              10,316
   149,252  Polyone Corp. ..................................           1,553,713
    49,700  Potash Corp. of Saskatchewan, Inc. .............           2,852,780
       106  Quaker Chemical Corp. ..........................               2,014
     1,488  Schulman (A.), Inc. ............................              20,088
       638  Scotts Company (The)* ..........................              26,445
       354  Sequa Corp.* ...................................              16,107
    61,790  Solutia, Inc. ..................................             787,822
       638  Spartech Corp. .................................              15,408
       567  Surmodics, Inc.* ...............................              33,340
     1,417  Syntroleum Corporation* ........................              12,881
       468  Terra Industries, Inc.* ........................               1,825
       255  Terre Nitrogen Co., LP. ........................               1,951
     2,551  Tupperware Corp. ...............................              59,770
       850  Uniroyal Technology Corp.* .....................               7,225
     3,615  USEC, Inc. .....................................              30,474
     2,693  Vertex Pharmaceuticals, Inc.* ..................             133,303
     1,630  Wellman, Inc. ..................................              29,177
                                                                     -----------
                                                                      17,359,112
                                                                     -----------
COAL -- 0.0%
       921  Arch Coal, Inc. ................................              23,826
     1,134  Consol Energy, Inc. ............................              28,690
     2,339  Pittston Brink's Group .........................              52,136
                                                                     -----------
                                                                         104,652
                                                                     -----------
COMMERCIAL SERVICES -- 3.2%
        64  aaiPharma, Inc.* ...............................               1,004
       780  Aaron Rents, Inc. ..............................              13,260
       780  ABM Industries, Inc. ...........................              29,055
       106  Actrade Financial Technologies Ltd.*(::) .......               2,506
       850  Administaff, Inc.* .............................              22,100
     2,906  Advanced Tissue Sciences, Inc.* ................              14,530
       709  Advo, Inc.* ....................................              24,212
     1,701  Affymetrix, Inc.* ..............................              37,507
     8,930  Allied Waste Industries, Inc.* .................             166,812
       451  Amerco, Inc.* ..................................              10,057
       921  Anixter International, Inc.* ...................              28,275
     1,630  APAC Customer Services, Inc.* ..................               5,167
     5,209  Apollo Group, Inc.* ............................             221,122
     1,134  Arbitron, Inc.* ................................              27,329
     1,063  Ariad Pharmaceuticals, Inc.* ...................               5,389
       170  Atrix Laboratories, Inc.* ......................               4,029
       283  Bone Care International, Inc.* .................               7,499
        85  Boron LePore & Associates, Inc.* ...............               1,171
     1,843  Bowne & Co., Inc. ..............................              21,194


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       567  Bright Horizons Family
            Solutions, Inc.* ................................         $   17,804
       354  Caci International, Inc.* .......................             16,638
       850  Career Education Corp.* .........................             50,915
       638  CDI Corp.* ......................................             10,840
     3,331  Celgene Corp.* ..................................             96,099
       567  Central Parking Corp. ...........................             10,603
     3,189  Century Business Services, Inc.* ................             17,221
     2,184  Cephalon, Inc.* .................................            153,972
     2,500  Charles River Associates, Inc.* .................             43,750
        85  Ciphergen Biosystems, Inc.* .....................                574
       850  Coinstar, Inc.* .................................             18,912
       170  Consolidated Graphics, Inc.* ....................              2,890
     2,268  COR Therapeutics, Inc.*(::) .....................             69,174
       425  Corinthian Colleges, Inc.* ......................             20,005
     1,063  Corporate Executive Board Co. (The)* ............             44,646
         1  Corrections Corporation of America* .............                 15
     2,126  Covanta Energy Corp.* ...........................             39,246
     1,559  CuraGen Corp.* ..................................             56,748
       709  CV Therapeutics, Inc.*(::) ......................             40,413
     3,189  Cytogen Corp.* ..................................             17,221
     5,245  Cytyc Corp.* ....................................            120,897
       149  Deltagen, Inc.* .................................              1,338
    31,693  Devry, Inc.* ....................................          1,144,751
       850  DiamondCluster International Inc. - Class A* ....             10,820
       425  Digitas, Inc.* ..................................              1,870
       106  Discovery Partners International* ...............                477
       213  Divine, Inc. - Class A* .........................                447
     1,063  Dollar Thrifty Automotive Group* ................             25,512
       638  Edison Schools, Inc.* ...........................             14,572
       921  Education Management, Inc.* .....................             36,886
     1,205  EGL, Inc.* ......................................             21,039
       850  Electro Rent Corp.* .............................             13,863
       234  Ennis Business Forms, Inc. ......................              1,849
       638  Entremed, Inc.* .................................             10,208
     1,042  Enzo Biochem, Inc.* .............................             35,741
        85  EPIQ Systems, Inc.* .............................              2,184
     6,308  Equifax, Inc. ...................................            231,377
       319  Exult, Inc.* ....................................              5,439
       638  F.Y.I., Inc.* ...................................             26,158
       780  First Consulting Group, Inc.* ...................              5,616
     3,544  Flour Corp. .....................................            160,012
       496  Forrester Research, Inc.* .......................             11,205
       170  Franklin Covey Co.* .............................                935
       142  Freemarkets, Inc.* ..............................              2,840
     1,169  Frontier Airlines, Inc.* ........................             14,320
       149  FTI Consulting, Inc.* ...........................              3,248
       921  G&K Services, Inc. ..............................             24,775
       234  Genaissance Pharmaceuticals, Inc.* ..............              3,285
     1,134  Gene Logic, Inc.* ...............................             24,721
       106  Genencor International, Inc.* ...................              1,684
       992  Genome Therapeutics Corp.* ......................             14,721
       709  Gentiva Health Services* ........................             12,762
     4,111  H&R Block, Inc. .................................            265,365
     1,417  Harland (John H.) Co. ...........................             33,016
       850  Heidrick & Struggles International, Inc.* .......             17,280
       213  Hotel Reservations Network, Inc.* ...............              9,911
     2,055  Icos Corporation* ...............................            131,520
        64  ICT Group, Inc.* ................................              1,114
     4,819  Idec Pharmaceuticals Corp.* .....................            326,198
     5,934  I-Many, Inc.* ...................................             80,109
     1,701  Immunogen, Inc.*(::) ............................             34,020
     2,410  Incyte Pharmaceuticals, Inc.* ...................             59,093


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
       298  Insmed, Inc.* ...................................         $    2,679
       850  Interlogix, Inc.* ...............................             31,025
       567  Interpool, Inc. .................................              8,902
     1,630  Iron Mountain, Inc.* ............................             73,089
     1,914  Isis Pharmaceuticals, Inc.*(::) .................             23,714
       709  ITT Educational Services, Inc.* .................             31,905
     1,063  Jacobs Engineering Group, Inc.* .................             69,339
       425  Kaneb Services, Inc.* ...........................              3,115
       780  Kelly Services, Inc. ............................             18,915
       128  Kendle International, Inc.* .....................              2,565
       709  Key3Media Group* ................................              8,231
     1,272  kforce.com, Inc.* ...............................              8,268
     1,630  Korn/Ferry International* .......................             25,265
       170  Kosan Biosciences, Inc.* ........................              1,309
     1,680  KPMG Consulting, Inc.* ..........................             25,788
     1,417  Labor Ready, Inc.* ..............................              7,425
       106  Landauer, Inc. ..................................              3,180
       496  Learning Tree International* ....................             11,388
    40,300  Lo-Jack Corp.* ..................................            230,516
       553  Loudcloud, Inc.* ................................              1,681
       213  Luminex Corp.*(::) ..............................              4,258
       850  Madison Gas & Electric Co. ......................             23,630
     1,630  Mail-Well, Inc.* ................................              6,927
       213  Management Network Group, Inc.* .................              1,299
     3,402  Manpower, Inc. ..................................            101,720
     6,733  MarchFirst, Inc.* ...............................                 26
     3,402  Massey Energy Co. ...............................             67,224
    28,496  Maximus, Inc.*(::) ..............................          1,142,405
       746  MedQuist, Inc.* .................................             22,141
       496  Memberworks, Inc.* ..............................             11,477
     3,118  Metromedia International Group, Inc.* ...........             10,258
       567  Midas, Inc. .....................................              7,201
       213  Millennium Cell, Inc.* ..........................              2,247
     4,040  Modis Professional Services, Inc.* ..............             27,876
       992  Myriad Genetics, Inc.* ..........................             62,813
       283  National Processing, Inc.* ......................              7,924
     1,630  Navigant Consulting, Inc.* ......................             13,366
       850  NCO Group, Inc.* ................................             26,290
       149  NeoPharm, Inc.* .................................              3,799
       142  NetRatings, Inc.* ...............................              2,045
       992  Neurocrine Biosciences, Inc.* ...................             39,670
       709  Neurogen Corp.* .................................             16,272
       567  New England Business Service, Inc. ..............             10,886
        85  New Horizons Worldwide, Inc.* ...................              1,270
     1,488  Northwest Airlines Corp.* .......................             37,572
    47,134  On Assignment, Inc.* ............................            848,412
       283  Orchid Biosciences* .............................              2,165
       213  Paradigm Genetics, Inc.* ........................              1,917
     4,536  PerkinElmer, Inc. ...............................            124,876
     1,276  Per-Se Technologies* ............................             10,399
    44,250  Pharmacopeia, Inc.* .............................          1,062,000
       780  Prepaid Legal Services, Inc.*(::) ...............             17,160
     1,630  Profit Recovery Group International* ............             18,680
     2,693  Quest Diagnostics, Inc.* ........................            201,571
     5,174  Quintiles Transnational Corp.* ..................            130,643
     4,111  R.R. Donnelley & Sons Co. .......................            122,097
       191  Regeneration Technologies, Inc.* ................              1,681
     1,134  Regeneron Pharmaceutical* .......................             39,293
     1,701  Regis Corp. .....................................             35,704
       780  Rent-A-Center, Inc.* ............................             41,028
     1,063  Rent-Way, Inc.* .................................             11,587
     7,867  Republic Services, Inc.* ........................            156,160
    11,749  Resources Connection, Inc.* .....................            303,594


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       298  Rigel Pharmaceuticals, Inc.* ...................         $     2,533
       106  Right Management Consultants, Inc.* ............               2,767
       780  Rollins, Inc. ..................................              15,530
       319  Rosetta Inpharmatics, Inc.* ....................               4,944
       128  Sangamo BioSciences, Inc.*(::) .................               1,874
       213  Seattle Genetics, Inc.* ........................               1,299
       213  Sequenom, Inc.* ................................               2,982
    12,190  Service Corp. International*(::) ...............              77,528
    13,608  Servicemaster Company ..........................             163,296
     2,339  Sitel Corp.* ...................................               3,742
     1,984  Sotheby's, Inc.* ...............................              32,002
       276  SpeechWorks International, Inc.* ...............               4,333
     2,551  Spherion Corp.* ................................              22,831
       780  Standard Register Co. ..........................              14,430
       354  Startek, Inc.* .................................               8,000
       709  Stericycle, Inc.* ..............................              33,288
     4,182  Stewart Enterprises, Inc. ......................              30,529
     1,205  Sylvan Learning Systems, Inc.* .................              29,281
       425  Tejon Ranch Co.* ...............................              11,581
     1,134  Teletech Holdings, Inc.* .......................              10,195
       213  Telik, Inc.* ...................................               2,098
     1,630  Tetra Tech, Inc.* ..............................              44,336
        85  TRC Companies, Inc.* ...........................               3,414
       709  Trimeris, Inc.* ................................              35,500
     3,260  U.S. Oncology, Inc.* ...........................              28,981
       170  UniFirst Corp. .................................               3,230
    92,000  United Global Com, Inc.*(::) ...................             795,800
     1,488  United Rentals, Inc.* ..........................              38,614
       567  URS Corp.* .....................................              15,309
     2,481  Valassis Communications, Inc.* .................              88,820
     4,182  Viad Corp. .....................................             110,405
       496  Volt Information Sciences, Inc.* ...............               8,680
        43  VSI Holdings, Inc.* ............................                  87
       425  Wackenhut Corp.* ...............................               7,331
     1,843  Wallace Computer Services, Inc. ................              30,483
       850  Waste Connections, Inc.* .......................              30,600
    11,764  Wind River Systems* ............................             205,399
        71  Worldwide Xceed Group, Inc.* ...................                   3
       567  Xtra Corp.* ....................................              28,123
                                                                     -----------
                                                                      11,631,122
                                                                     -----------
COMMUNICATIONS -- 1.3%
     1,630  ACTV, Inc.* ....................................               5,428
     3,331  Advanced Fibre Communication, Inc.* ............              69,951
       992  Advanced Radio Telecom Corp.* ..................                   5
       298  Advanced Switching Communications, Inc.* .......                 864
     1,205  Allen Telecom, Inc.* ...........................              18,075
     1,347  ANADIGICS, Inc.* ...............................              30,981
     3,615  Andrew Corp.* ..................................              66,697
       992  Antec Corp.* ...................................              12,301
     2,268  Aspect Communications Corp.* ...................              15,853
       404  Avici Systems, Inc.* ...........................               3,462
     1,914  Cable Design Technologies Corp.* ...............              30,930
       425  Carrier Access Corp.* ..........................               2,546
     1,063  C-COR.net Corporation* .........................              12,756
    24,496  Celeritek, Inc.* ...............................             366,215
       142  Centillium Communications, Inc.* ...............               3,513
     2,360  Corvis Corp.* ..................................              10,360
       638  CT Communications, Inc. ........................              11,841
       780  CTC Communications Group, Inc.* ................               2,387
       213  Cubic Corp. ....................................               6,656


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       425  Davox Corp.* ....................................         $    3,527
     3,260  DMC Stratex Networks, Inc.* .....................             32,600
       921  Elantec Semiconductor, Inc.* ....................             31,121
     2,764  Glenayre Technologies, Inc.* ....................              3,538
     2,268  Harmonic Lightwaves, Inc.*(::) ..................             22,680
     3,118  Harris Corp. ....................................             84,841
       354  Inet Technologies, Inc.* ........................              2,899
       128  Inrange Technologies Corp. - Class B*(::) .......              1,965
     1,276  Intelidata Technologies Corp.* ..................              7,528
     2,339  InterDigital Communications Corp.* ..............             30,992
     1,205  International FiberCom, Inc.* ...................              3,012
       850  Inter-Tel, Inc. .................................             10,123
     1,488  InterVoice-Brite, Inc.* .........................             16,368
    15,917  L-3 Communications Holdings, Inc.* ..............          1,214,467
     1,347  Leap Wireless International, Inc.* ..............             40,814
        85  Lexent, Inc.* ...................................                734
       283  Metawave Communications Corp.* ..................              1,469
       149  Metro One Telecommunications, Inc.* .............              9,666
     2,126  Mpower Holding Corp.* ...........................              2,020
       213  Neon Communications, Inc.* ......................              1,489
     1,488  Netro Corp.* ....................................              6,309
       567  NTELOS, Inc.* ...................................             17,044
     1,772  Paxson Communications Corp.* ....................             23,922
       170  Peco II, Inc.* ..................................              1,113
       553  Picturetel Corp.* ...............................              3,097
     1,630  Pinnacle Holdings, Inc.* ........................              9,796
     2,197  Plantronics, Inc.* ..............................             50,861
    21,410  Polycom, Inc.* ..................................            494,357
     1,984  Powerwave Technologies, Inc.* ...................             28,768
     1,134  Proxim, Inc.* ...................................             15,989
       638  PTEK Holdings, Inc.* ............................              1,672
       850  Rainbow Technologies, Inc.* .....................              4,751
    28,063  Sawtek, Inc.* ...................................            660,322
     1,276  SBA Communications Corp.* .......................             31,581
     1,984  Sirius Satellite Radio, Inc.* ...................             24,185
       638  Spectralink Corp.* ..............................              8,300
       106  Spectrian Corp.* ................................              1,696
       255  Sunrise Telecom, Inc.* ..........................              1,517
     1,028  Symmetricom, Inc.* ..............................             15,050
     2,055  Tekelec* ........................................             55,690
       128  Telular Corp.* ..................................              1,290
     1,559  Terayon Communication Systems, Inc.* ............              9,541
     5,528  Terremark Worldwide, Inc.* ......................              8,292
       100  Time Warner Telecom, Inc. - Class A* ............              3,352
       496  Tollgrade Communications, Inc.* .................             14,136
       283  Turnstone Systems, Inc.* ........................              1,981
    27,213  Ulticom, Inc.* ..................................            919,799
       354  UTStarcom, Inc.* ................................              8,248
       709  Viasat, Inc.* ...................................             16,931
       567  XM Satellite Radio Holdings, Inc.* ..............              9,185
       709  Zixit Corporation* ..............................              6,487
                                                                      ----------
                                                                       4,647,936
                                                                      ----------
COMPUTER HARDWARE -- 0.4%
     1,276  Computer Network Technology Corp.* ..............             13,538
     3,189  Diebold, Inc. ...................................            102,526
   342,719  Iomega Corp.* ...................................            819,098
     8,545  Maxtor Corp.* ...................................             44,861


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
     4,394  NCR Corp.* .....................................          $  206,518
     3,685  Tektronix, Inc.* ...............................             100,048
                                                                      ----------
                                                                       1,286,589
                                                                      ----------
COMPUTER SERVICES -- 0.8%
     2,551  BISYS Group, Inc.* .............................             150,509
    11,056  Cadence Design Systems, Inc.* ..................             205,973
     5,670  Ceridian Corp.* ................................             108,694
       850  Clarent Corp.* .................................               7,811
       142  Corillian Corp.* ...............................                 568
     2,339  CSG Systems Inernational, Inc.* ................             132,762
     1,417  Documentum, Inc.* ..............................              18,308
     1,205  DSP Group, Inc.* ...............................              25,847
     2,268  Electronics for Imaging, Inc.* .................              66,906
       354  eSPEED, Inc. - Class A* ........................               7,788
     2,126  Extreme Networks, Inc.* ........................              62,717
       709  Gerber Scientific, Inc. ........................               7,764
       780  Globix Corp.* ..................................               1,568
    61,417  Insight Enterprises, Inc.* .....................           1,504,716
     2,410  Intergraph Corp.* ..............................              37,114
     3,331  Internap Network Services Corp.* ...............              10,892
   223,800  iXL Enterprises, Inc.* .........................             270,798
     2,906  Jack Henry & Associates, Inc. ..................              90,086
     2,906  Mentor Graphics Corp.* .........................              50,855
     2,906  Perot Systems Corp.* ...........................              52,599
       992  Purchasepro.com, Inc.* .........................               1,468
       142  Register.com, Inc.* ............................               2,200
     2,410  S1 Corp.* ......................................              33,740
     3,402  SEI Investments Co. ............................             161,255
                                                                      ----------
                                                                       3,012,938
                                                                      ----------
COMPUTER SOFTWARE -- 1.6%
       106  3D Systems Corp.* ..............................               1,802
     3,048  Acxiom Corp.* ..................................              39,898
    57,400  Artisoft, Inc.* ................................             260,596
       744  Barra, Inc.* ...................................              29,128
     1,701  BindView Development Corp.* ....................               3,589
       213  Caminus Corp.* .................................               5,745
     1,276  Dendrite International, Inc.* ..................               9,570
       992  Digex, Inc.* ...................................              12,896
     1,843  Entrust Technologies, Inc.* ....................              13,067
     1,559  HNC Software, Inc.* ............................              30,400
   219,604  Information Resources, Inc.* ...................           2,270,705
    12,828  Informix Corp.* ................................              74,916
   165,855  Liberate Technologies, Inc.* ...................           1,816,112
     2,339  Manugistics Group, Inc.*(::) ...................              58,709
     3,189  Micromuse, Inc.* ...............................              89,260
     1,134  MicroStrategy, Inc.*(::) .......................               3,175
     1,276  Midway Games, Inc.*(::) ........................              23,606
       709  National Information Consortium, Inc.* .........               1,290
    14,742  Novell, Inc.* ..................................              83,882
       283  Numerical Technologies, Inc.* ..................               5,943
       213  OTG Software, Inc.* ............................               1,491
     2,055  Pinnacle Systems, Inc.* ........................              12,433
    24,892  PRI Automation, Inc.*(::) ......................             461,124
       425  Renaissance Learning, Inc.* ....................              21,501
       709  SERENA Software, Inc.* .........................              25,765
     1,417  Sykes Enterprises, Inc.* .......................              15,587
     1,417  Transaction Systems* ...........................              21,963
   343,063  USinternetworking, Inc.* .......................             411,676
       921  Viewpoint Corp.* ...............................               7,828
       496  WatchGuard Technologies, Inc.* .................               5,084
                                                                      ----------
                                                                       5,818,741
                                                                      ----------
COMPUTER SOFTWARE & PROCESSING -- 2.6%
       780  Acacia Research Corp.* .........................              12,480
     2,551  Actuate Corporation*{::} .......................              24,362


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
     1,205  Advent Software, Inc.* ............................         $ 76,517
     1,701  Affiliated Computer Services, Inc.* ...............          122,319
     1,134  Agile Software Corp.* .............................           19,278
       361  America Online Latin America, Inc.*(::) ...........            3,245
     1,843  American Management Systems* ......................           43,495
       780  Analysts International Corp. ......................            3,479
     1,417  AnswerThink Consulting Group, Inc.* ...............           14,156
       106  ANSYS, Inc.* ......................................            1,984
    39,939  Art Technology Group, Inc.* .......................          231,646
     1,276  Aspen Technology, Inc.* ...........................           30,879
     2,126  Autodesk, Inc. ....................................           79,300
     1,701  Avant! Corporation* ...............................           22,623
    90,500  AvantGo, Inc.* ....................................          181,000
       709  Aware, Inc.* ......................................            6,381
     2,481  Borland Software Corp.* ...........................           38,704
       780  Brady Corporation .................................           28,181
       921  Brio Technology, Inc.* ............................            6,723
       496  Bsquare Corp.* ....................................            5,213
       709  Cacheflow, Inc.* ..................................            3,495
     1,984  Cambridge Technology Partners, Inc.* ..............            7,023
       425  Carreker Corp.* ...................................            9,137
       709  CCC Information Services Group* ...................            4,211
       191  Centra Software, Inc.* ............................            3,245
     1,134  Cerner Corp.* .....................................           47,628
     2,693  Checkfree Corp.*(::) ..............................           94,444
     2,804  Choicepoint, Inc.* ................................          117,908
     1,984  Ciber, Inc.* ......................................           18,848
     2,977  Cirrus Logic, Inc.* ...............................           68,560
        85  Click Commerce, Inc.* .............................              765
     3,671  CNET Networks, Inc.* ..............................           47,723
     1,630  Cognex Corp.* .....................................           55,175
       213  Cognizant Technology Solutions Corp.* .............            9,042
     5,103  Comdisco, Inc. ....................................            6,787
    14,954  Compuware Corp.* ..................................          209,206
       496  CoStar Group, Inc.* ...............................           13,045
     1,276  Covansys Corp.* ...................................           14,419
     2,126  Cyber-Care, Inc.* .................................            2,657
       709  Datastream Systems, Inc.* .........................            5,346
     3,260  Deluxe Corp. ......................................           94,214
       425  Digimarc Corp.* ...................................           10,264
       921  Digital Insight Corp.* ............................           20,354
       496  Digital Lightwave, Inc.* ..........................           18,332
       709  Digital River, Inc.* ..............................            3,190
       213  DigitalThink, Inc.* ...............................            1,495
       510  Docent, Inc.* .....................................            5,100
     3,225  E.piphany, Inc.* ..................................           32,766
     3,163  Earthlink, Inc.* ..................................           44,598
    16,750  Echelon Corp.*(::) ................................          515,230
     2,223  efunds Corp.* .....................................           41,348
     2,126  eLoyalty Corp.* ...................................            2,126
       213  Embarcadero Technologies, Inc.* ...................            4,752
       921  Engage, Inc.*(::) .................................              672
       191  EXE Technologies, Inc.* ...........................            1,119
       213  Extensity, Inc.* ..................................            2,151
       709  F5 Networks, Inc.*(::) ............................           12,457
    23,821  Factset Research Systems, Inc. ....................          850,410
     1,488  Filenet Corp.* ....................................           22,022
     1,134  Frontline Capital Group* ..........................            1,701
     3,331  Gartner Group, Inc.* ..............................           36,641
   235,000  Genuity, Inc.* ....................................          733,200
     1,630  Global Payments, Inc. .............................           49,063
     1,063  GoTo.Com* .........................................           20,675
     1,347  Gtech Holdings Corp.* .............................           47,832
     2,764  Homestore.com, Inc.*(::) ..........................           96,629


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                    Value
--------------------------------------------------------------------------------
       709  HotJobs.com Ltd.* .................................         $  6,381
     1,417  Hyperion Solutions Corp.* .........................           21,255
     1,843  IDT Corp.* ........................................           24,880
       638  IDX Systems Corp.* ................................            7,662
     1,276  IMRglobal Corporation* ............................           13,947
       567  Indus International, Inc.* ........................            4,594
       680  Infogrames, Inc.* .................................            5,168
     2,410  Informatica Corp.* ................................           41,838
     1,630  infoUSA, Inc.* ....................................            9,780
       170  Innodata Corp.* ...................................              524
        85  Innovative Solutions and Support, Inc.* ...........            1,224
       128  Integral Systems, Inc.* ...........................            3,089
       567  Integrated Circuit System* ........................           10,886
     3,118  Interactive Data Corp. ............................           28,062
       213  Interactive Intelligence, Inc.* ...................            2,343
       425  Intercept Group, Inc.* ............................           16,150
     1,205  Internet Security Systems, Inc.*(::) ..............           58,515
     2,693  Intertrust Technologies Corp.* ....................            3,232
        18  InterWorld Corp.* .................................               37
     3,260  Interwoven, Inc.* .................................           55,094
       709  Intranet Solutions, Inc.*(::) .....................           26,977
     9,600  IONA Technologies Plc* ............................          369,600
       283  ITXC Corp.* .......................................            1,981
     2,410  J.D. Edwards & Co.* ...............................           34,077
       780  JDA Software Group, Inc.* .........................           12,956
     3,260  Kana Communications, Inc.* ........................            6,650
     2,410  Keane, Inc.* ......................................           53,020
       709  Keynote Systems, Inc.* ............................            7,764
       567  Kronos, Inc.* .....................................           23,219
     3,898  Legato Systems, Inc.* .............................           62,173
     2,594  Macromedia, Inc.* .................................           46,692
       213  Manhattan Associates, Inc.* .......................            8,467
       602  Mapinfo Corp.* ....................................           13,244
       213  MatrixOne, Inc.* ..................................            4,939
       354  Maxygen, Inc.* ....................................            6,868
       425  MetaSolv, Inc.* ...................................            3,370
       709  MRO Software, Inc.* ...............................           11,202
       191  MSC.Software Corp.* ...............................            3,581
       921  Multex.com, Inc.* .................................           14,966
     1,417  National Data Corp. ...............................           45,911
     1,205  National Instruments Corp.* .......................           39,102
     1,169  Netegrity, Inc.*(::) ..............................           35,070
     1,477  NETIQ Corp.* ......................................           46,215
       496  Netscout Systems, Inc.* ...........................            3,224
     6,237  Network Associates, Inc.* .........................           77,651
     2,197  NOVA Corp.* .......................................           69,096
       638  Novadigm, Inc.* ...................................            7,177
       213  Nuance Communications, Inc.* ......................            3,838
        85  Official Payments Corp.* ..........................              438
        85  OPNET Technologies, Inc.* .........................            1,519
     6,000  Optimal Robotics Corp.* ...........................          228,000
       709  Packeteer, Inc.* ..................................            8,884
    10,915  Parametric Technology Corp.* ......................          152,701
       567  PC-Tel, Inc.* .....................................            5,222
       142  PEC Solutions, Inc.* ..............................            3,138
     9,993  PeopleSoft, Inc.*(::) .............................          491,955
     7,052  Peregrine Systems, Inc.* ..........................          204,508
     1,063  Phoenix Technologies Ltd.* ........................           15,520
       709  Pixar, Inc.* ......................................           28,927
        85  PLATO Learning, Inc.* .............................            2,631
       709  PLX Technology, Inc.* .............................            6,019
       780  ProBusiness Services, Inc.* .......................           20,709
       921  Prodigy Communications Corp. - Class A* ...........            5,240
     1,630  Progressive Software Corp.* .......................           26,406
    84,447  Puma Technology, Inc.* ............................          253,341
       425  QRS Corp.* ........................................            7,055
       850  Quest Software, Inc.* .............................           32,087


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
       780  Quintus Corporation* ............................         $       55
        18  Quokka Sports, Inc.* ............................                  2
       850  Radiant Systems, Inc.* ..........................             13,702
       567  Radisys Corp.* ..................................             12,956
     3,473  Red Hat, Inc.* ..................................             13,892
     1,205  Remedy Corp.* ...................................             41,934
     2,189  Retek, Inc.* ....................................            104,941
        62  Roxio, Inc.* ....................................                806
     2,445  RSA Security, Inc.* .............................             75,673
       142  Saba Software, Inc.* ............................              2,330
       850  Sanchez Computer Associates* ....................             11,262
       709  Seachange International, Inc.* ..................             12,783
     1,063  Secure Computing Corp.* .........................             16,700
       213  SeeBeyond Technology Corp.* .....................              2,556
    63,842  Selectica, Inc.*(::) ............................            273,244
       638  Silver Stream Software, Inc.* ...................              4,498
        64  SkillSoft Corp.* ................................              2,192
     4,040  SONICblue, Inc.* ................................             13,332
     1,276  SonicWall, Inc.*(::) ............................             32,168
       567  SPSS, Inc.* .....................................              8,964
     1,630  StarMedia Network, Inc.* ........................              3,032
     1,701  Structural Dynamics Research* ...................             41,674
        43  Sunquest Information Systems, Inc.* .............              1,023
       149  Support.Com, Inc.* ..............................                961
     4,550  Sybase, Inc.* ...................................             74,847
     3,189  Symantec Corp.* .................................            139,327
     2,410  Synopsys, Inc.* .................................            116,620
       128  Synplicity, Inc.* ...............................              1,281
       213  Syntel, Inc.* ...................................              1,640
     1,276  Take-Two Interactive Software* ..................             23,670
       106  TALX Corp. ......................................              4,235
   149,400  TheStreet.com, Inc.* ............................            224,100
       709  Travelocity.com, Inc.* ..........................             21,766
       283  Trex Company, Inc.* .............................              5,448
    50,063  Trizetto Group* .................................            463,083
       638  U.S. Interactive, Inc.* .........................                359
       638  Vasco Data Security International* ..............              2,073
       213  Vastera, Inc.* ..................................              3,025
     1,276  Verity, Inc.* ...................................             25,456
     3,756  VerticalNet, Inc.* ..............................              9,352
       638  VIA NET.WORKS, Inc.* ............................                983
   186,000  Viant Corp.* ....................................            347,820
     2,055  Wave Systems Corp.* .............................             11,035
       213  WebEx Communications, Inc.*(::) .................              5,679
    12,318  Webmd Corp.* ....................................             86,226
       586  webMethods, Inc.* ...............................             12,411
       213  Websense, Inc.* .................................              4,260
        21  Witness Systems, Inc.* ..........................                231
                                                                      ----------
                                                                       9,482,568
                                                                      ----------
COMPUTERS & INFORMATION -- 0.9%
   148,000  3Com Corp.* .....................................            703,000
    36,168  Advanced Digital Information Corp.* .............            625,706
       283  Analogic Corp. ..................................             12,891
    13,855  Avocent Corp.* ..................................            315,201
       234  Casino Data Systems* ............................              2,157
     2,339  Concurrent Computer Corp.* ......................             16,373
       425  Crossroads Systems, Inc.* .......................              2,758
     1,205  Electro Scientific Industries, Inc.* ............             45,910
     3,685  Emulex Corp.* ...................................            148,874
    41,600  Immersion Corp.* ................................            291,200
     1,630  In Focus Systems, Inc.* .........................             33,236
     3,260  International Game Technology* ..................            204,043
    39,000  Lantronix, Inc.* ................................            401,700

    The accompanying notes are an integral part of the financial statements.
46

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
       425  MCSI, Inc.* .....................................         $    6,439
     1,559  Micron Electronics, Inc.* .......................              2,479
       780  MICROS Systems, Inc.* ...........................             17,160
     1,559  NMS Communications Corp.*(::) ...................             10,913
       992  NYFIX, Inc.* ....................................             31,694
       128  Planar Systems, Inc.* ...........................              3,315
       780  ProQuest Co.* ...................................             24,172
     6,662  Quantum Corp. - DLT & Storage* ..................             67,220
     3,331  Reynolds & Reynolds Company .....................             73,115
       149  Riverstone Networks, Inc.*(::) ..................              2,964
     5,316  Safeguard Scientifics, Inc.* ....................             27,324
     2,268  Sandisk Corp.* ..................................             63,255
       567  SBS Technologies, Inc.* .........................             10,728
        85  ScanSource, Inc.* ...............................              4,031
       149  Schawk, Inc. ....................................              1,520
       709  SCM Microsystems, Inc.*(::) .....................              7,374
     8,292  Silicon Graphics, Inc.* .........................             11,526
     4,182  Storage Technology Corp.* .......................             57,544
     1,417  Systems & Computer Technology Corporation* ......             12,824
       921  Three-Five Systems, Inc.* .......................             16,560
       709  Tricord Systems, Inc.* ..........................              1,921
       423  VA Linux, Inc.* .................................              1,480
     8,292  Western Digital Corp.* ..........................             33,168
     1,205  Zebra Technologies Corp.* .......................             59,190
                                                                      ----------
                                                                       3,350,965
                                                                      ----------
CONTAINERS & PACKAGING -- 0.0%
     1,347  Ball Corp. ......................................             64,063
     1,134  Clarcor, Inc. ...................................             30,448
     5,741  Crown Cork & Seal Co., Inc. .....................             21,529
        64  Silgan Holdings, Inc.* ..........................              1,124
                                                                      ----------
                                                                         117,164
                                                                      ----------
COSMETICS & PERSONAL CARE -- 0.1%
     1,559  Alberto-Culver Co. ..............................             65,540
       354  Chemed Corp. ....................................             12,794
     1,630  Church & Dwight, Inc. ...........................             41,483
     4,040  Dial Corp. ......................................             57,570
       128  Elizabeth Arden, Inc.* ..........................              3,124
        21  Inter Parfums, Inc.* ............................                276
       213  Stepan Company ..................................              5,581
                                                                      ----------
                                                                         186,368
                                                                      ----------
EDUCATION -- 0.0%
       425  Strayer Education, Inc. .........................             20,719
                                                                      ----------
ELECTRIC UTILITIES -- 1.7%
     5,599  Allegheny Energy, Inc. ..........................            270,152
     3,331  AllETE ..........................................             74,947
     3,544  Alliant Energy Corp. ............................            103,308
       234  Aquila, Inc.*(::) ...............................              5,768
     2,126  Avista Corp. ....................................             42,477
     1,063  Black Hills Corp. ...............................             42,764
       149  Central Vermont Public Services Corp. ...........              2,818
       780  CH Energy Group, Inc. ...........................             34,281
    11,765  Citizens Communications Co.*(::) ................            141,533
     1,984  Cleco Corporation ...............................             45,136
     5,883  CMS Energy Corp. ................................            163,842
     4,040  Conectiv, Inc. ..................................             87,264
     5,812  DPL, Inc. .......................................            168,316
     2,622  DQE, Inc. .......................................             58,995
    24,424  DTE Energy Co. ..................................          1,134,251
     2,551  El Paso Electric Co.* ...........................             40,790
       850  Empire District Electric Co. ....................             17,586
     5,097  Energy East Corp. ...............................            106,578
     5,457  GPU, Inc. .......................................            191,814
     1,701  Idacorp, Inc. ...................................             59,331
     2,764  Kansas City Power & Light(::) ...................             67,856


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
     4,749  Montana Power Co. (The) ........................          $   55,088
       361  Newpower Holdings, Inc.* .......................               3,249
     7,300  Niagara Mohawk Holdings, Inc.* .................             129,137
     9,214  NiSource, Inc. .................................             251,819
     6,237  Northeast Utilities ............................             129,418
       992  Northwestern Corporation .......................              22,221
     1,417  NRG Energy, Inc.* ..............................              31,287
     2,410  NSTAR ..........................................             102,570
     3,473  OGE Energy Corp. ...............................              78,525
       383  Orion Power Holdings, Inc.* ....................               9,119
     1,134  Otter Tail Power Co. ...........................              31,468
     3,756  Pinnacle West Capital Corp. ....................             178,034
       354  Plug Power, Inc.*(::) ..........................               7,622
     4,961  Potomac Electric Power .........................             103,784
     6,520  PPL Corp.(::) ..................................             358,600
     1,559  Public Service Co. of New Mexico ...............              50,044
     3,827  Puget Energy, Inc. .............................             100,267
     1,559  RGS Energy Group, Inc. .........................              58,462
     4,182  Scana Corp. ....................................             118,769
     9,214  Sempra Energy ..................................             251,911
     3,473  Sierra Pacific Resources .......................              55,533
     6,024  Teco Energy, Inc. ..............................             183,732
     1,276  UGI Corp. ......................................              34,452
       638  UIL Holdings Corp. .............................              31,000
     1,347  Unisource Energy Corp. Holding Company .........              30,941
     5,032  Utilicorp United, Inc. .........................             153,728
     3,756  Western Resources, Inc. ........................              80,754
     5,528  Wisconsin Energy Corp. .........................             131,401
     1,134  WPS Resources Corp. ............................              39,973
    15,422  Xcel Energy, Inc. ..............................             438,756
                                                                      ----------
                                                                       6,111,471
                                                                      ----------
ELECTRICAL EQUIPMENT -- 0.6%
       319  Active Power, Inc.* ............................               5,321
       709  Advanced Lighting Technologies* ................               3,120
     1,347  Ametek, Inc. ...................................              41,151
    26,117  Artesyn Technologies, Inc.* ....................             336,909
     1,205  Baldor Electric Company ........................              25,751
       170  BriteSmile, Inc.* ..............................               1,787
     1,134  C&D Technologies, Inc. .........................              35,154
       872  Capstone Turbine Corp.*(::) ....................              19,611
       128  Cataytica Energy Systems, Inc.* ................               2,778
       992  Checkpoint Systems, Inc.* ......................              17,658
       354  EMCOR Group, Inc.* .............................              12,797
   161,600  Evans & Sutherland Computer Co.* ...............           1,313,808
       213  Franklin Electric Co. ..........................              16,167
       992  FuelCell Energy, Inc.*(::) .....................              22,905
       567  Genlyte Group, Inc.* ...........................              17,526
       361  H Power Corp.* .................................               3,505
       283  HI/FN, Inc.* ...................................               4,282
       850  Littelfuse, Inc.* ..............................              22,771
       128  LSI Industries, Inc. ...........................               2,994
       850  Magnetek, Inc.* ................................              10,625
       128  Medis Technologies Ltd.*(::) ...................               1,408
     2,622  Micrel, Inc.* ..................................              86,526
     1,843  National Service Industries, Inc. ..............              41,597
        85  Powell Industries, Inc.* .......................               2,550
       106  Proton Energy Systems, Inc.* ...................               1,272
     1,417  Quanta Services, Inc.* .........................              31,231
     1,205  Rayovac Corp.* .................................              25,666
     1,205  SLI, Inc. ......................................               9,941
       425  Therma-Wave, Inc.* .............................               8,105
     2,622  Thomas & Betts Corp. ...........................              57,868
       780  Thomas Industries, Inc. ........................              23,010
     3,685  U.S. Industries, Inc. ..........................              15,108
     2,055  Ucar International, Inc.* ......................              24,557


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
     1,417  Valence Technology, Inc.* .......................         $    9,111
       780  Valmont Industries ..............................             14,196
       850  Vicor Corp.* ....................................             13,855
       496  Woodhead Industries, Inc. .......................              8,432
       567  Zygo Corp.* .....................................             12,616
                                                                      ----------
                                                                       2,303,669
                                                                      ----------
ELECTRONICS -- 2.0%
       100  3DFX Interactive, Inc.* .........................                 34
       425  ACT Manufacturing, Inc.* ........................              4,649
       992  Actel Corp.* ....................................             24,354
     4,252  Adaptec, Inc.* ..................................             42,265
       425  ADE Corp.* ......................................              8,075
    73,500  Aeroflex, Inc.* .................................            771,750
     1,134  Alliance Semiconductor Corp.* ...................             13,631
     1,630  Alpha Industries, Inc.* .........................             48,166
       850  American Superconductor Corp.* ..................             21,930
     1,701  Amphenol Corp.* .................................             68,125
       992  Anaren Microwave, Inc.* .........................             19,840
    14,000  APW Ltd.* .......................................            142,100
       780  Armor Holdings, Inc.* ...........................             11,700
     4,394  Arrow Electronics, Inc.* ........................            106,730
       128  AstroPower, Inc.* ...............................              6,674
       921  ATMI, Inc.* .....................................             27,630
     1,000  Audiovox Corp.* .................................             11,100
     5,221  Avnet, Inc. .....................................            117,055
       780  AXT, Inc.*(::) ..................................             20,826
       638  Barnes Group, Inc. ..............................             15,759
       354  Bel Fuse, Inc. ..................................             11,770
       780  Benchmark Electronics, Inc.* ....................             19,001
       850  Black Box Corp.*(::) ............................             57,256
       213  Caliper Technologies Corp.* .....................              4,484
        85  Catapult Communications Corp.* ..................              1,912
       361  ChipPAC, Inc.* ..................................              3,769
       921  Cohu, Inc. ......................................             20,722
     2,835  Cree, Inc.*(::) .................................             74,121
     1,276  CTS Corp. .......................................             26,158
     7,896  DDi Corp.* ......................................            157,920
        85  DRS Technologies, Inc.* .........................              1,953
       213  DuPont Photomasks, Inc.* ........................             10,277
        85  EDO Corp. .......................................              1,356
     1,134  Emcore Corp.* ...................................             34,870
       106  EMS Technologies, Inc.* .........................              1,616
     4,252  Energizer Holdings, Inc.* .......................             97,583
       709  Energy Conversion Devices, Inc.* ................             19,852
       496  Esco Technologies, Inc.* ........................             14,954
       780  Esterline Technologies Corp.* ...................             16,965
     1,701  Exar Corp.* .....................................             33,612
     4,465  Finisar Corporation* ............................             83,406
       850  FSI International, Inc.* ........................             10,710
     1,701  General Semiconductor, Inc.* ....................             17,792
       149  Handspring, Inc.* ...............................              1,147
       992  Helix Technology Corp. ..........................             30,236
    61,600  Herley Industries, Inc.* ........................          1,090,320
     1,134  Hughes Supply, Inc. .............................             26,819
     1,205  Hutchinson Technology, Inc.* ....................             22,955
       283  Ibis Technology Corp.* ..........................              3,121
     1,630  Imation Corporation* ............................             41,076
     1,063  Integrated Silicon Solution, Inc.* ..............             14,776
     2,764  International Rectifier Corp.* ..................             94,252
     1,063  Intersil Holding Corp.* .........................             38,693
       170  Itron, Inc.*(::) ................................              3,225
       142  IXYS Corp.* .....................................              2,215
       283  JNI Corp.* ......................................              3,962
     4,040  KEMET Corp.* ....................................             80,032
     2,835  Kopin Corp.* ....................................             34,417
    27,840  Lattice Semiconductor Corp.*(::) ................            679,296


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                    Value
--------------------------------------------------------------------------------
       318  LSI Logic Corp.* .................................          $  5,978
     2,055  LTX Corp.* .......................................            52,526
       149  Luminent, Inc.* ..................................               626
       149  Maxwell Technologies, Inc.* ......................             3,323
       921  Mercury Computer Systems, Inc.* ..................            40,616
       128  Merix Corp.* .....................................             2,239
     1,559  Methode Electronics ..............................            13,407
       425  Microsemi Corp.* .................................            30,175
        64  Microtune, Inc.* .................................             1,408
       496  Microvision, Inc.* ...............................             8,685
       850  MIPS Technologies, Inc. - Class A* ...............            14,705
       844  MIPS Technologies, Inc. - Class B* ...............             8,102
     2,764  MRV Communications, Inc.* ........................            25,843
       213  New Focus, Inc.* .................................             1,757
       191  Nu Horizons Electronics Corp.* ...................             1,814
     1,914  Oak Technology, Inc.* ............................            20,269
     1,347  ON Semiconductor Corp.* ..........................             6,129
       213  Oplink Communications, Inc.* .....................               799
       602  Park Electrochemical Corp. .......................            15,893
       255  Pemstar, Inc.* ...................................             3,743
       850  Pericom Semiconductor Corp.* .....................            13,362
     1,063  Photronics, Inc.* ................................            27,277
     1,488  Pioneer Standard Electronics .....................            19,046
       213  Pixelworks, Inc.* ................................             7,613
     1,772  Plexus Corp.* ....................................            58,476
     1,205  Power Integrations, Inc.* ........................            18,798
     2,268  Power-One, Inc.*(::) .............................            37,740
     4,075  QLogic Corp.* ....................................           262,634
       992  Quicklogic Corp.* ................................             5,972
       957  Read-Rite Corp.* .................................             5,024
       128  Recoton Corp.* ...................................             2,218
     1,701  REMEC, Inc.* .....................................            21,092
       425  Research Frontiers, Inc.* ........................            11,475
       149  Richardson Electronics Ltd. ......................             2,086
       638  Rogers Corp.* ....................................            16,907
       213  Rudolph Technologies, Inc.* ......................            10,011
    26,577  Semtech Corp.* ...................................           797,310
     3,189  Sensormatic Electronics Corp.* ...................            54,213
     1,417  Silicon Image, Inc.* .............................             7,085
       142  Silicon Laboratories, Inc.* ......................             3,138
       283  Siliconix, Inc.* .................................             8,954
       921  Sipex Corp.* .....................................            13,898
     1,559  Somera Communications, Inc.* .....................            11,162
       142  Spectra-Physics Lasers, Inc.* ....................             3,286
       992  SpeedFam-IPEC, Inc.* .............................             3,164
       638  Standard Microsystems Corp.* .....................            11,420
       142  Stanford Microdevices, Inc.* .....................             2,400
       780  Stoneridge, Inc.* ................................             8,385
     2,356  Stratos Lightwave, Inc.* .........................            30,628
       283  Supertex, Inc.* ..................................             3,492
     1,063  Technitrol, Inc. .................................            27,638
     2,622  Titan Corp.* .....................................            60,044
       191  Transmeta Corp.* .................................             1,066
    24,756  Transwitch Corp.* ................................           266,127
     1,063  Trimble Navigation Ltd.* .........................            20,718
       234  Tripath Technology, Inc.* ........................             2,069
    30,677  TriQuint Semiconductor, Inc.* ....................           690,232
       170  TTM Technologies* ................................             1,496
       567  Universal Display Corp.* .........................            11,113
     1,914  Viasystems Group, Inc.* ..........................             5,761
       106  Virage Logic Corp.* ..............................             1,642
     1,488  Virata Corp.* ....................................            17,633
     1,347  Wesco International, Inc.* .......................            12,258
        85  Western Multiplex Corp.* .........................               584


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
        64  Wilson Greatbatch Technologies* .................         $    1,856
     2,835  World Access, Inc.* .............................                145
       780  Zoran Corp.* ....................................             23,182
                                                                      ----------
                                                                       7,250,861
                                                                      ----------
ENTERTAINMENT & LEISURE -- 0.4%
       106  Alliance Gaming Corp.* ..........................              4,163
       425  Anchor Gaming* ..................................             27,463
       921  Argosy Gaming Co.* ..............................             25,567
     1,063  Avid Technology, Inc.* ..........................             16,689
     1,347  Bally Total Fitness Holdings Corp.*(::) .........             39,885
     1,347  Boca Resorts, Inc.* .............................             19,841
     3,402  Callaway Golf Co. ...............................             53,752
       496  Championship Auto Racing Teams, Inc.* ...........              7,936
       567  Churchill Downs, Inc. ...........................             14,220
       992  Concord Camera Corp.* ...........................              5,853
       283  CPI Corp. .......................................              6,933
       797  Direct Focus, Inc.* .............................             37,857
       496  Dover Downs Entertainment .......................              7,638
     1,417  ESS Technology* .................................              9,919
       780  Gaylord Entertainment Company* ..................             22,464
     5,316  Harrah's Entertainment, Inc.*(::) ...............            187,655
     7,725  Hasbro, Inc. ....................................            111,626
       170  Hollywood Casino Corp.* .........................              1,334
     1,205  International Speedway Corp. ....................             50,610
       638  Jakks Pacific, Inc.* ............................             11,931
       234  K2, Inc.* .......................................              2,675
     1,630  Macrovision Corp.* ..............................            111,655
       276  MTR Gaming Group, Inc.* .........................              3,726
       354  Penn National Gaming, Inc.* .....................              8,992
       850  Pinnacle Entertainment, Inc.* ...................              6,247
     1,984  Polaroid Corp. ..................................              5,158
     4,111  Six Flags Entertainment* ........................             86,495
       638  Speedway Motorsports, Inc.* .....................             16,084
        64  Steinway Musical Instruments, Inc.* .............              1,130
       921  THQ, Inc.* ......................................             45,359
    17,421  Ticketmaster Online-CitySearch, Inc.* ...........            257,831
     2,693  Westwood One, Inc.* .............................             99,237
       567  World Wrestling Federation Entertainment, Inc.* .              7,825
                                                                      ----------
                                                                       1,315,750
                                                                      ----------
ENVIRONMENTAL -- 0.0%
     1,701  Apria Healthcare Group, Inc.* ...................             49,074
                                                                      ----------
FINANCIAL SERVICES -- 2.7%
    52,325  4 Kids Entertainment, Inc.*(::) .................          1,002,024
       992  Affiliated Managers Group* ......................             61,008
       425  Alaska Communications Systems Group, Inc.* ......              3,889
    13,567  Alexandria Real Estate Equities .................            539,967
       217  Alleghany Corp.* ................................             44,051
     3,898  Allied Capital Corp. ............................             90,239
     3,189  Ameritrade Holding Corp.*(::) ...................             25,384
       567  Amli Residential Properties .....................             13,948
     3,331  Apartment Investment & Management Co ............            160,554
     3,331  Archstone Communities Trust .....................             85,873
     2,693  Arden Realty, Inc. ..............................             71,903
     2,977  AvalonBay Communities, Inc. .....................            139,175
       283  Bancfirst Corp. .................................             11,391
       921  Bedford Property Investors ......................             19,295
       780  Blackrock, Inc.* ................................             26,746
       511  BOK Financial Corporation* ......................             13,746
       567  Boykin Lodging Company ..........................              7,314
     1,559  Brandywine Realty Trust .........................             35,000
     1,984  BRE Properties ..................................             60,115


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                    Value
--------------------------------------------------------------------------------
     1,701  Camden Property Trust .............................         $ 62,427
       921  Capital Automotive ................................           16,578
     1,559  Capitol Federal Financial .........................           30,135
       780  Capstead Mortgage Corp. ...........................           13,884
     2,977  CarrAmerica Realty Corp. ..........................           90,798
     1,134  CBL & Associates Properties .......................           34,802
     2,126  Champion Enterprises, Inc.* .......................           24,194
     1,063  Charter Municipal Mortgage Acceptance
              Company .........................................           16,955
       921  Chateau Communities, Inc. .........................           28,919
       709  Chelsea Property Group, Inc. ......................           33,252
       921  Colonial Properties Trust .........................           28,367
     1,630  Commercial NET Lease Realty .......................           23,227
     1,843  Community First Bankshares ........................           42,389
     2,400  Cornerstone Realty Income Trust ...................           27,840
       191  Corporate Office Properties Trust .................            1,910
     5,316  Countrywide Credit Industries, Inc. ...............          243,898
    15,878  Cousins Properties, Inc. ..........................          426,324
       709  Credit Acceptance Corp.* ..........................            5,459
     3,969  Crescent Real Estate Equities Co. .................           97,518
       319  Crown American Realty Trust .......................            2,664
     1,559  Doral Financial Corp. .............................           53,474
     5,670  Duke-Weeks Realty Corporation .....................          140,899
       425  DVI, Inc.* ........................................            7,480
       709  Eastgroup Properties ..............................           16,023
       992  East-West Bancorp, Inc. ...........................           26,784
     2,693  Eaton Vance Corp. .................................           93,716
     3,756  Edwards (A.G.), Inc. ..............................          169,020
       638  Entertainment Properties Trust ....................           11,643
        43  Equity One, Inc. ..................................              483
       780  Essex Property Trust, Inc. ........................           38,649
       106  Federal Agricultural Mortgage Corp. - Class C* ....            3,390
     1,701  Federal Realty Investment Trust ...................           35,279
     3,756  Federated Investors, Inc. .........................          120,943
     1,701  First Industrial Realty Trust .....................           54,619
     2,551  Franchise Finance Corp. of America ................           64,056
     1,063  Friedman Billings Ramsey Group, Inc.* .............            7,441
     3,349  Fulton Financial Corp. ............................           68,521
       213  Gabelli Asset Management, Inc.* ...................            8,765
     1,134  Gables Residential Trust ..........................           33,963
       496  GBC Bancorp/California ............................           14,161
     2,339  General Growth Properties .........................           89,958
     1,276  Glenborough Realty Trust, Inc. ....................           24,627
     1,276  Glimcher Realty Trust .............................           22,840
       992  Great Lakes REIT, Inc. ............................           18,064
     1,843  Greater Bay Bancorp ...............................           46,038
       354  Hancock Holding Co. ...............................           15,204
       149  Headwaters, Inc.* .................................            2,384
     2,197  Health Care Property Investors, Inc. ..............           75,577
     1,347  Health Care REIT, Inc. ............................           31,991
     1,772  Healthcare Realty Trust, Inc. .....................           46,604
     1,701  Heller Financial, Inc. ............................           68,040
     2,693  Highwoods Properties, Inc. ........................           71,768
     1,063  Home Properties Of New York, Inc. .................           31,996
     2,268  Hospitality Properties Trust ......................           64,638
     5,883  HRPT Properties Trust .............................           57,242
     2,622  IndyMac Mortgage Holdings, Inc.* ..................           70,270
     1,559  Innkeepers USA Trust ..............................           18,677


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                    Value
--------------------------------------------------------------------------------
     1,205  Investment Technology Group, Inc.* ................         $ 60,599
     1,843  IRT Property Co. ..................................           20,070
       709  Irwin Financial Corp. .............................           17,831
     3,969  iStar Financial, Inc. .............................          111,926
     1,417  JDN Realty Corp. ..................................           18,988
     1,063  Jefferies Group, Inc. .............................           34,441
       283  John Nuveen Co. ...................................           16,032
       567  JP Realty, Inc. ...................................           13,891
     2,197  Kimco Realty Corp. ................................          104,028
     3,898  Knight Trading Group, Inc.* .......................           41,670
     1,205  Koger Equity, Inc. ................................           19,882
     1,984  Labranche & Co., Inc.* ............................           57,536
    15,835  Legg Mason, Inc.(::) ..............................          787,950
     1,100  Lexington Corporate Properties Trust ..............           17,017
       638  Liberty Financial Companies .......................           20,703
     2,977  Liberty Property Trust ............................           88,119
    32,117  Macerich Company (The) ............................          796,502
     2,126  Mack-Cali Realty Corp. ............................           60,548
       992  MAF Bancorp, Inc. .................................           30,454
       780  Manufactured Home Communities .....................           21,918
       850  Mid-America Apartment Communities, Inc. ...........           21,751
       191  Mid-Atlantic Realty Trust .........................            2,387
       992  Mid-State Bancshares ..............................           18,094
       780  Mills Corp. .......................................           19,188
       213  Mission West Properties, Inc. .....................            2,993
       567  National Golf Properties, Inc. ....................           15,451
     1,984  Nationwide Health Properties, Inc. ................           40,077
     1,701  Neuberger Berman, Inc.(::) ........................          115,668
        64  New Century Financial Corp.* ......................              677
     3,898  New Plan Excel Realty Trust .......................           59,639
     1,205  Pacific Capital Bancorp ...........................           36,692
       979  Pan Pacific Retail Properties, Inc. ...............         $ 25,454
       425  Pennsylvania Real Estate Investment Trust .........           10,497
     2,268  Plum Creek Timber Company, Inc.(::) ...............           63,731
     1,772  Post Properties, Inc. .............................           67,070
     1,630  Prentiss Properties Trust .........................           42,869
       496  Prime Group Realty Trust ..........................            6,696
     4,323  Prologis Trust ....................................           98,219
     3,827  Public Storage, Inc. ..............................          113,471
       425  R & G Financial Corp. .............................            6,821
     1,843  Raymond James Financial Corp. .....................           56,396
     2,410  Reckson Associates Realty .........................           55,430
        85  Redwood Trust, Inc. ...............................            1,934
     1,347  Regency Centers Corp. .............................           34,214
     2,183  Republic Bancorp ..................................           30,344
       191  Resource Bancshares Mortgage Group, Inc. ..........            1,394
     1,063  RFS Hotel Investors, Inc. .........................           16,785
       567  Ryland Group, Inc. ................................           28,690
       496  Saul Centers, Inc. ................................            9,369
     1,276  Shurgard Storage Centers, Inc. ....................           39,875
     1,063  SL Green Realty Corp. .............................           32,220
       992  Smith (Charles E.) Residential Realty, Inc. .......           49,749
       751  Southwest Securities Group(::) ....................           15,546
       425  Sovran Self Storage, Inc. .........................           11,632
     2,622  Spieker Properties, Inc. ..........................          157,189
     1,063  Summit Properties, Inc. ...........................           28,520
       780  Sun Communities, Inc. .............................           27,573
       213  Tanger Factory Outlet Centers, Inc. ...............            4,899
     1,772  Taubman Centers, Inc. .............................           24,808
       319  Thornbury Mortgage, Inc. ..........................            4,948


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
       850  Town & Country Trust ............................         $   17,340
       709  Tucker Anthony Sutro ............................             15,598
     4,607  United Dominion Realty Trust ....................             66,110
        71  Value Line, Inc. ................................              2,998
     2,835  Vornado Realty Trust ............................            110,678
     6,756  Waddell & Reed Financial, Inc. ..................            214,503
     1,417  Weingarten Realty Investors .....................             62,135
     1,276  Westfield America, Inc. .........................             20,569
       520  WFS Financial, Inc.* ............................             15,990
       213  Winston Hotels, Inc. ............................              2,230
     4,465  Wit Soundview Group, Inc.* ......................              8,171
                                                                      ----------
                                                                       9,663,776
                                                                      ----------
FOOD RETAILERS -- 0.3%
     1,347  7-Eleven, Inc.* .................................             15,154
       780  Great Atlantic & Pacific Tea Co. ................
            (The) ...........................................             11,544
       425  Ingles Markets, Inc. ............................              5,228
       106  Panera Bread Co.* ...............................              3,346
       128  Pantry, Inc. (The)* .............................                973
    36,547  Pathmark Stores, Inc.* ..........................            899,056
        10  Webvan Group, Inc.* .............................                  1
       709  Weis Markets, Inc. ..............................             24,999
     2,410  Whole Foods Market, Inc.* .......................             65,311
       780  Wild Oats Markets, Inc.* ........................              8,120
     3,898  Winn-Dixie Stores, Inc. .........................            101,855
                                                                      ----------
                                                                       1,135,587
                                                                      ----------
FOREST PRODUCTS & PAPER -- 0.5%
       992  Aremissoft Corp.* ...............................             16,070
     2,197  Bemis Co., Inc. .................................             88,253
     2,410  Boise Cascade Corp. .............................             84,760
     2,197  Bowater, Inc. ...................................             98,294
     1,134  Buckeye Technologies, Inc.* .....................             16,330
     1,134  Caraustar Industries, Inc. ......................             10,433
       567  Chesapeake Corp. ................................             14,033
       283  CSS Industries, Inc.* ...........................              7,290
       496  Deltic Timber Corp. .............................             14,285
     1,347  Earthshell Corp.* ...............................              4,580
     3,615  Georgia-Pacific Corporation (Timber Group) ......            129,236
     1,417  Glatfelter (P.H.) Co. ...........................             20,206
       496  Greif Brothers Corp. ............................             15,054
       921  Ivex Packaging Corp.* ...........................             17,499
     2,197  Longview Fibre Co. ..............................             27,067
     4,678  Louisiana-Pacific Corp. .........................             54,873
     2,055  Martin Marietta Materials .......................            101,702
        85  Modtech Holdings, Inc.* .........................                582
     2,055  Packaging Corp. of America* .....................             31,914
     7,583  Pactiv Corp.* ...................................            101,612
     1,276  Playtex Products, Inc.* .........................             13,653
       496  Pope & Talbot, Inc. .............................              6,403
     1,276  Potlatch Corp. ..................................             43,907
     1,205  Rayonier, Inc. ..................................             55,972
       709  Rock-Tenn Company ...............................              8,685
       496  Schweitzer-Mauduit International, Inc. ..........             11,706
       354  Skyline Corp. ...................................              9,629
     5,741  Smurfit-Stone Container Corp.* ..................             93,004
     4,465  Sonoco Products Co. .............................            111,089
     1,347  St. Joe Company (The) ...........................             36,221
     1,984  Temple-Inland, Inc. .............................            105,727
     1,417  United Stationers, Inc.* ........................             44,721
       709  Universal Forest Products .......................             15,953
     2,551  Wausau-Mosinee Paper Corp. ......................             32,882
     4,465  Westvaco Corp. ..................................            108,455
     4,600  Willamette Industries, Inc. .....................            227,700
                                                                      ----------
                                                                       1,779,780
                                                                      ----------
HEALTH CARE PROVIDERS -- 5.9%
       709  Abiomed, Inc.* ..................................             16,718


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
     2,550  Accredo Health, Inc.* ...........................        $    94,835
        85  American Healthways, Inc.* ......................              3,274
        43  American Service Group, Inc.* ...................              1,101
     1,205  Ameripath, Inc.* ................................             35,307
       106  AmSurg Corp. - Class A* .........................              3,132
   168,094  Beverly Enterprises, Inc.* ......................          1,798,606
    10,489  Caremark Rx, Inc.* ..............................            172,544
       298  Community Health Systems* .......................              8,791
       638  Cooper Companies, Inc. ..........................             32,793
       283  CorVel Corp.* ...................................             10,542
     2,481  Covance, Inc.* ..................................             56,195
     2,906  Coventry Health Care, Inc.* .....................             58,701
       709  Cryolife, Inc.* .................................             29,005
    80,331  DaVita, Inc.* ...................................          1,633,129
        64  DIANON Systems, Inc.*(::) .......................              2,912
        64  Dynacq International, Inc.* .....................              1,231
     1,984  Eclipsys Corp.* .................................             55,750
       567  Emisphere Technologies, Inc.* ...................             16,483
     1,984  Express Scripts, Inc.* ..........................            109,180
     4,252  First Health Group Corp.* .......................            102,558
    11,056  Health Management Associates, Inc. -
              Class A* ......................................            232,618
   296,464  HEALTHSOUTH Corp.* ..............................          4,734,530
    47,835  Hooper Holmes, Inc. .............................            490,309
     1,559  Idexx Laboratories Corp.* .......................             48,719
       850  Impath, Inc.* ...................................             37,655
     1,559  Laboratory Corp. of America Holdings* ...........            119,887
       447  LCA Vision, Inc.* ...............................              1,118
     1,772  LifePoint Hospital, Inc.* .......................             78,464
     3,686  Lincare Holdings, Inc.* .........................            110,617
       425  Magellan Health Services, Inc.* .................              5,440
   194,685  Manor Care, Inc.* ...............................          6,183,894
     1,914  Mid Atlantic Medical Services* ..................             34,318
     1,276  National Health Investors* ......................             13,143
        64  National Healthcare Corp.* ......................              1,005
        85  Option Care, Inc.* ..............................              1,292
     1,843  Orthodontic Centers of America* .................             56,027
       170  Pediatrix Medical Group, Inc.* ..................              5,644
   103,617  Province Healthcare Co.* ........................          3,656,644
       638  Rehabcare Corp.* ................................             30,752
     1,984  Renal Care Group, Inc.* .........................             65,254
       340  Sierra Health Services, Inc.* ...................              2,383
     3,402  Silicon Storage Technology, Inc.* ...............             34,462
     8,049  Specialty Laboratories, Inc.* ...................            304,655
       709  Sunrise Assisted Living, Inc.* ..................             18,611
     3,165  Triad Hospitals, Inc.* ..........................             93,273
    17,726  Universal Health Services, Inc. -
              Class B* ......................................            806,533
     1,843  Valentis, Inc.* .................................             11,519
     3,048  Ventas, Inc. ....................................             33,376
                                                                     -----------
                                                                      21,454,929
                                                                     -----------
HEAVY CONSTRUCTION -- 0.3%
    45,000  AXCELIS Technologies* ...........................            666,000
     2,622  Centex Corp. ....................................            106,847
     1,382  Granite Construction, Inc. ......................             35,130
     1,984  Hillenbrand Industries ..........................            113,306
       496  Horizon Offshore, Inc.* .........................              6,696
       149  Hovnanian Enterprises, Inc. -
              Class A* ......................................              2,162
        43  M/I Schottenstein Homes, Inc. ...................              1,699
       496  Mcgrath Rentcorp ................................             11,973
        85  Perini Corp.* ...................................                731


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
     2,481  Spectrasite Holdings, Inc.* .....................         $   17,962
    23,100  Willbros Group, Inc.* ...........................            300,300
                                                                      ----------
                                                                       1,262,806
                                                                      ----------
HEAVY MACHINERY -- 2.3%
   237,822  AGCO Corp. ......................................          2,176,071
     3,118  American Standard Companies* ....................            187,392
       992  Applied Industrial Technology, Inc. .............             18,798
       638  Astec Industries, Inc.* .........................             11,006
     1,559  Asyst Technologies, Inc.* .......................             21,047
       276  Aviall, Inc.* ...................................              3,028
     3,756  Black & Decker Corp. (The) ......................            148,212
       992  Briggs & Stratton Corp. .........................             41,763
       709  Brooks Automation, Inc.* ........................             32,685
    84,200  CNH Global N.V ..................................            499,306
     2,410  Cooper Cameron Corp.* ...........................            134,478
     1,843  Cummins Engine Co., Inc. ........................             71,324
       709  Cuno, Inc.* .....................................             21,270
     2,055  Dole Food Company ...............................             39,148
     1,772  Donaldson Co., Inc. .............................             55,198
     1,843  Dycom Industries, Inc.* .........................             42,260
       921  Electroglas, Inc.* ..............................             16,302
        85  Engineered Support Systems, Inc. ................              3,331
     1,134  Fedders Corp. ...................................              5,897
       191  Flow International Corp.* .......................              2,063
     1,630  Flowserve Corp.* ................................             50,123
       496  Gardner Denver, Inc.* ...........................             10,193
        85  Gorman-Rupp Co. (The) ...........................              2,049
     1,382  Graco, Inc. .....................................             45,606
        64  Hydril Company* .................................              1,457
     1,347  Idex Corp. ......................................             45,798
    55,101  Input/Output, Inc.* .............................            699,783
       850  Insituform Technologies, Inc.*(::) ..............             31,025
       780  Ionics, Inc.* ...................................             24,570
     1,347  Kaydon Corp. ....................................             34,551
     1,347  Kennametal, Inc. ................................             49,704
     2,126  Kulicke & Soffa Industries* .....................             36,482
     5,528  Lam Research Corp.* .............................            163,905
       354  Lawson Products .................................             10,372
     1,914  Lennox International, Inc. ......................             20,958
     1,417  Lincoln Electric Holdings, Inc. .................             36,134
    68,725  Lindsay Manufacturing Co. .......................          1,305,775
        85  Lufkin Industries, Inc. .........................              2,346
     1,063  Manitowoc Co. ...................................             31,359
        43  Mestek, Inc.* ...................................                991
     1,559  Milacron, Inc. ..................................             24,430
       992  Modine Manufacturing Co. ........................             27,359
     1,843  Mohawk Industries, Inc.* ........................             64,874
     1,347  Nordson Corp. ...................................             31,399
       354  Nortek, Inc.* ...................................             11,052
       992  Oakley, Inc.* ...................................             18,352
       361  Oil States International, Inc.* .................              3,328
     5,528  Pall Corp. ......................................            130,074
     1,559  Paxar Corp.* ....................................             22,450
     2,197  Pentair, Inc. ...................................             74,259
     1,063  Presstek, Inc.* .................................             12,756
     1,063  Regal Beloit ....................................             22,238
       354  Robbins & Myers, Inc. ...........................              9,983
       709  RTI International Metals, Inc.* .................             10,812
       921  Sauer, Inc. .....................................              8,703
       921  Semitool, Inc.* .................................             10,988
     2,268  Smith International, Inc.* ......................            135,853
       567  SPS Technologies, Inc.* .........................             26,876
    20,585  Stanley Works (The) .............................            862,100
     1,347  Stewart & Stevenson Services, Inc. ..............             44,451


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
     1,583  Sybron Dental Specialties, Inc.* .................        $   32,436
       780  Tecumseh Products Co. ............................            38,610
       425  Tennant Co. ......................................            17,000
     1,276  Terex Corp.* .....................................            27,051
       283  Thermo Fibertek, Inc.* ...........................               821
     2,055  Timken Co. (The) .................................            34,812
       496  Toro Co. .........................................            22,295
        85  Tractor Supply Co.* ..............................             1,359
       921  Ultratech Stepper, Inc.* .........................            23,624
     1,843  Unova, Inc.* .....................................            12,680
     1,559  Varian Medical Systems, Inc.* ....................           111,469
     1,417  Varian Semiconductor Equipment* ..................            59,514
     1,417  Varian, Inc.* ....................................            45,769
     3,260  W.W. Grainger, Inc. ..............................           134,182
       992  Watsco, Inc. .....................................            13,987
       191  WJ Communications, Inc.* .........................               888
       354  Woodward Governor Co. ............................            29,860
     1,701  YORK International Corp. .........................            59,569
                                                                      ----------
                                                                       8,352,023
                                                                      ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.4%
     4,749  Apogent Technologies, Inc.* ......................           116,825
       780  Applica, Inc.* ...................................             6,209
       106  Beazer Homes USA, Inc.* ..........................             6,730
       354  Bush Industries, Inc. ............................             4,655
     4,607  Clayton Homes, Inc. ..............................            72,422
       354  Crossmann Communities, Inc. ......................            14,050
     2,722  DR Horton, Inc. ..................................            61,789
     1,772  Ethan Allen Interiors, Inc. ......................            57,590
     2,126  Furniture Brands
              International, Inc.* ...........................            59,528
     1,347  Harman International
              Industries, Inc. ...............................            51,307
     2,410  HON Industries ...................................            58,370
     1,984  KB Home ..........................................            59,857
     1,347  Kimball International ............................            24,381
     2,622  La-Z-Boy, Inc. ...................................            48,507
     8,788  Leggett & Platt, Inc. ............................           193,600
     3,473  Maytag Corp. .....................................           101,620
     1,013  MDC Holdings, Inc. ...............................            35,860
        43  Meritage Corp.* ..................................             1,978
     3,544  Miller (Herman), Inc. ............................            85,765
       921  MP3.com* .........................................             4,467
       213  National Presto Industries, Inc. .................             6,326
        43  Newmark Homes Corp. ..............................               590
       354  NVR, Inc.* .......................................            52,392
       780  Palm Harbor Homes, Inc.* .........................            16,965
       425  Parkervision, Inc.* ..............................            11,114
     1,417  Pulte Corp. ......................................            60,407
        43  Quixote Corp. ....................................             1,229
       354  Salton, Inc.*(::) ................................             6,301
       128  Schuler Homes, Inc.* .............................             1,733
     1,205  Standard-Pacific Corp. ...........................            27,896
        85  Stanley Furniture Co., Inc.* .....................             2,287
     3,473  Steelcase, Inc. ..................................            41,502
       921  Toll Brothers, Inc.* .............................            36,205
       638  Universal Electronics, Inc.* .....................            11,484
     1,559  Walter Industries, Inc. ..........................            18,552
                                                                      ----------
                                                                       1,360,493
                                                                      ----------
HOUSEHOLD PRODUCTS -- 0.4%
       213  CoorsTek, Inc.* ..................................             7,988
       128  Donnelly Corp. ...................................             1,818
    48,638  Fossil, Inc.* ....................................         1,009,239
     3,331  Gentex Corp.* ....................................            92,835
     1,347  Lancaster Colony Corp. ...........................            44,424
       709  Libbey, Inc. .....................................            28,154
       567  Oneida Ltd. ......................................            11,527
     6,520  Owens-Illinois, Inc.* ............................            44,206


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
     4,678  RPM, Inc. of Ohio ...............................         $   43,038
       425  Simpson Manufacturing Co., Inc.* ................             25,713
     2,622  Snap-On, Inc. ...................................             63,348
       496  Standex International Corp. .....................             11,706
     1,914  Valspar Corp. ...................................             67,947
                                                                      ----------
                                                                       1,451,943
                                                                      ----------
INDUSTRIAL - DIVERSIFIED -- 0.5%
     1,347  Armstrong Holdings, Inc. ........................              4,782
     1,630  Blyth Industries, Inc. ..........................             41,907
       212  Daktronics, Inc.* ...............................              3,263
       638  FEI Company* ....................................             26,158
       850  Hexcel Corp.* ...................................             10,838
     1,063  Identix, Inc.* ..................................              6,644
       638  LightPath Technologies, Inc. -
              Class A* ......................................              5,678
       213  Lydall, Inc.* ...................................              2,556
       283  Nacco Industries ................................             22,071
    39,944  Phelps Dodge Corp. ..............................          1,657,676
       223  Shuffle Master, Inc.* ...........................              4,683
       992  Symyx Technologies* .............................             26,080
       992  WMS Industries, Inc.* ...........................             31,913
       638  Yankee Candle Co., Inc. (The)*(::) ..............             12,116
     1,063  Zomax, Inc.* ....................................              9,471
                                                                      ----------
                                                                       1,865,836
                                                                      ----------
INDUSTRIAL MACHINE SERVICES -- 0.0%
     1,276  Fastenal Co.(::) ................................             79,086
                                                                      ----------
INSURANCE -- 1.5%
     1,417  21st Century Insurance Group ....................             26,356
     1,701  Alfa Corporation ................................             42,015
     2,339  Allmerica Financial Corp. .......................            134,493
     4,288  AMBAC Financial Group, Inc. .....................            249,562
     1,630  American Financial Group, Inc. ..................             49,389
       425  American National Insurance .....................             31,769
       191  AmerUs Group Co. ................................              6,775
       709  Argonaut Group, Inc. ............................             14,251
       496  Baldwin & Lyons, Inc. ...........................             10,416
       992  Brown & Brown, Inc. .............................             41,654
       128  Capitol Transamerica Corp. ......................              1,949
       276  Citizens, Inc.* .................................              1,888
     1,134  Commerce Group, Inc. ............................             41,720
    15,096  Conseco, Inc.*(::) ..............................            206,060
     1,701  Crawford & Company ..............................             30,618
       709  Delphi Financial Group ..........................             27,297
        43  EMC Insurance Group, Inc. .......................                656
     2,906  Erie Indemnity Company ..........................             86,454
       496  FBL Financial Group, Inc. .......................              8,928
     2,693  Fidelity National Financial, Inc. ...............             66,167
        66  Financial Industries Corp. ......................                828
     2,481  First American Financial Corp. ..................             46,990
     2,339  Fremont General Corp. ...........................             15,204
    30,015  Gallagher A J & Co. .............................            780,390
       283  Great American Financial
              Resources, Inc. ...............................              5,105
       567  Harleysville Group, Inc. ........................             16,868
     2,126  HCC Insurance Holdings, Inc. ....................             52,087
     4,678  Health Net, Inc.* ...............................             81,397
        85  HealthExtras, Inc.* .............................                806
       638  Hilb, Rogal & Hamilton Co., Office of ...........             27,913
     1,914  Horace Mann Educators Corp. .....................             41,247
     7,371  Humana, Inc.* ...................................             72,604
       354  Insurance Auto Auctions, Inc.* ..................              6,018


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       425  Kansas City Life Insurance Co. ..................         $   17,000
       638  Landamerica Financial Group, Inc. ...............             20,320
     1,630  Leucadia National Corp. .........................             52,894
       709  Liberty Corp. ...................................             28,360
       283  Markel Corp.* ...................................             55,610
        21  MEEMIC Holdings, Inc.* ..........................                453
     1,205  Mercury General Corp. ...........................             42,139
       283  Midland Co. (The) ...............................             12,594
     2,268  Mony Group, Inc. ................................             91,015
        71  National Western Life Insurance Co. -
              Class A* ......................................              8,520
     1,063  Nationwide Financial Services ...................             46,400
        43  NYMAGIC, Inc. ...................................                851
    17,100  Odyssey Re Holdings Corp.* ......................            308,997
     2,835  Ohio Casualty Corp. .............................             36,713
     5,316  Old Republic International Corp. ................            154,164
     4,394  Oxford Health Plans* ............................            125,668
     1,276  Pacificare Health Systems* ......................             20,799
       283  Philadelphia Consolidated Holding
              Corp.* ........................................              9,843
    25,700  Phoenix Cos., Inc. (The)*(::) ...................            478,020
       567  Pico Holdings, Inc.* ............................              8,290
       780  PMA Capital Corporation .........................             14,079
     1,347  PMI Group, Inc. (The) ...........................             96,526
       992  Presidential Life Corp. .........................             22,221
       780  ProAssurance Corp.* .............................             13,455
       128  Professionals Group, Inc.* ......................              3,516
     2,551  Protective Life Corp. ...........................             87,678
     3,680  Radian Group, Inc. ..............................            148,856
       780  Reinsurance Group Of America ....................             29,562
       142  Rightchoice Managed Care, Inc.* .................              6,305
       354  RLI Corp. .......................................             15,902
     5,812  SAFECO Corp. ....................................            171,454
       425  SCPIE Holdings, Inc. ............................              8,585
     1,134  Selective Insurance Group .......................             30,255
     1,417  Stancorp Financial Group ........................             67,152
       496  State Auto Financial Corp. ......................              8,129
       425  Stewart Information Services* ...................              8,283
     5,599  Torchmark Corp. .................................            225,136
       780  Transatlantic Holdings, Inc. ....................             95,558
       638  Triad Guaranty, Inc.* ...........................             25,520
     1,701  Trigon Healthcare, Inc.* ........................            110,310
     1,559  UICI* ...........................................             19,877
        85  United Fire & Causualty Co. .....................              2,484
       106  Universal American Financial Corp.* .............                658
       191  Vesta Insurance Group, Inc. .....................              2,091
    16,350  W.R. Berkley Corp. ..............................            677,217
       425  Zenith National Insurance Corp. .................             11,475
                                                                      ----------
                                                                       5,646,808
                                                                      ----------
LODGING -- 0.2%
        43  Ameristar Casinos, Inc.* ........................                688
     1,417  Aztar Corp.* ....................................             17,146
     2,410  Choice Hotels International, Inc.* ..............             36,150
       567  Crestline Capital Corp.* ........................             17,617
     1,984  Equity Inns, Inc. ...............................             19,443
       354  Excel Technology, Inc.* .........................              7,816
     3,189  Extended Stay America, Inc.* ....................             47,835
    14,813  Hilton Hotels Corp. .............................            171,831
     9,214  Host Marriott Corp. .............................            115,359
       992  Isle of Capri Casinos, Inc.* ....................              9,325
     2,551  Mandalay Resort Group* ..........................             69,897
       992  Marcus Corporation ..............................             13,838
    11,411  Park Place Entertainment Corp.* .................            138,073


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
     1,063  Pegasus Systems, Inc.* ..........................         $   12,278
     2,268  Prime Hospitality Corp.* ........................             26,876
     1,488  Station Casinos, Inc.* ..........................             23,808
       780  Vail Resorts, Inc.* .............................             14,586
     5,599  Wyndham International, Inc.* ....................             13,998
                                                                      ----------
                                                                         756,564
                                                                      ----------
MEDIA - BROADCASTING & PUBLISHING -- 2.5%
       425  Acme Communications, Inc.* ......................              3,489
     2,906  American Greetings Corp. ........................             31,966
     1,205  Banta Corp. .....................................             35,307
       354  Beasley Broadcast Group, Inc. - Class A* ........              6,018
     4,323  Belo (A.H.) Corp. ...............................             81,445
       300  BHC Communications* .............................             41,697
     4,890  Charter Communications, Inc. - Class A*(::) .....            114,182
     1,100  Chris-Craft Industries, Inc.* ...................             78,540
    24,417  COX Radio, Inc.* ................................            680,013
       425  Crown Media Holdings, Inc.* .....................              7,884
     1,701  Cumulus Media, Inc.* ............................             23,100
     1,630  Emmis Communications Corp. - Class A* ...........             50,123
     1,205  Entercom Communications Corp.* ..................             64,600
    46,425  Entravision Communications Corp.* ...............            571,028
       128  Gray Communications Systems, Inc. - Class B .....              1,933
     1,843  Harte-Hanks Communications ......................             45,633
     1,701  Hollinger International, Inc. ...................             23,389
     1,205  Houghton Mifflin Co. ............................             72,216
       425  Information Holdings, Inc.* .....................             13,728
     1,772  Insight Communications* .........................             44,300
     1,984  Journal Register Co.* ...........................             31,942
     1,984  Lee Enterprises .................................             65,472
       936  Liberty Satellite & Technology, Inc.* ...........              2,387
       425  Lodgenet Entertainment Corp.* ...................              7,438
       496  Martha Stewart Living Omnimedia*(::) ............             11,458
       850  Mastec, Inc.* ...................................             11,220
       850  McClatchy Company ...............................             33,235
       850  Media General, Inc. - Class A ...................             39,100
       921  Mediacom Communications Corp.*(::) ..............             12,894
     1,701  Meredith Corp. ..................................             60,913
       354  On Command Corporation* .........................              1,593
    35,347  Pegasus Communications Corp.*(::) ...............            795,308
       780  Playboy Enterprises* ............................             12,207
     2,126  Price Communications Corp.* .....................             42,924
    59,023  Primedia, Inc.* .................................            400,766
       354  Pulitzer, Inc. ..................................             18,691
     1,347  R.H. Donnelley Corp.* ...........................             43,104
       764  Radio One, Inc. - Class A* ......................             17,572
    29,100  Radio One, Inc. - Class D* ......................            641,655
    90,707  Readers Digest Association, Inc. ................
            (The) - Class A .................................          2,607,826
     1,134  Regent Communications, Inc.* ....................             13,597
       496  Saga Communications, Inc.* ......................             11,775
     1,063  Salem Communications Corp. - Class A* ...........             23,258
     1,276  Scholastic Corp.* ...............................             57,420
     1,205  Scripps Co. (E.W.) ..............................             83,145
    58,984  Sinclair Broadcast Group, Inc.* .................            607,535
    41,517  Spanish Broadcasting System, Inc.* ..............            340,855
    68,300  Thomas Nelson, Inc. .............................            480,149


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       567  Tivo, Inc.* .....................................         $    3,119
       300  United Television, Inc.* ........................             37,800
     1,701  Valuevision International, Inc.* ................             36,997
     2,055  Wiley (John) & Sons .............................             48,601
    12,567  Young Broadcasting, Inc.* .......................            422,000
                                                                      ----------
                                                                       9,014,547
                                                                      ----------
MEDICAL & BIO-TECHNOLOGY -- 0.8%
       992  Aurora Biosciences Corp.* .......................             30,752
     2,339  Bio-Technology General Corp.* ...................             30,641
     1,916  Corixa Corp.* ...................................             32,706
       213  Diversa Corp.* ..................................              4,332
       425  Exelixis, Inc.* .................................              8,062
       191  Genzyme Molecular Oncology* .....................              2,588
    20,003  Invitrogen Corp.* ...............................          1,112,967
   135,625  Lexicon Genetics, Inc.* .........................          1,695,313
     1,500  Maxim Pharmaceuticals, Inc.*(::) ................              9,465
                                                                      ----------
                                                                       2,926,826
                                                                      ----------
MEDICAL SUPPLIES -- 2.0%
        64  1-800 CONTACTS, Inc.* ...........................              1,587
       425  Aclara Biosciences, Inc.* .......................              3,298
     1,425  Acterna Corp.* ..................................             15,675
       496  Advanced Energy Industries* .....................             20,470
        85  Advanced Neuromodulation Systems, Inc.* .........              2,210
   100,106  American Medical System Holdings, Inc.* .........          1,536,627
     2,622  Applera Corp. - Applied Biosystems Group* .......            103,989
       921  Aradigm Corp.* ..................................              6,447
       496  Arrow International, Inc. .......................             19,046
       921  Arthrocare Corp.* ...............................             24,084
       142  Aspect Medical Systems, Inc.* ...................              2,201
       850  ATS Medical, Inc.* ..............................             12,801
        64  August Technology Corp.* ........................                914
       850  Avigen, Inc.*(::) ...............................             18,275
       213  Bacou USA, Inc.* ................................              6,002
     2,197  Bausch & Lomb, Inc. .............................             79,619
     2,410  Beckman Coulter, Inc.(::) .......................             98,328
       149  BEI Technologies, Inc. ..........................              4,024
       567  Biosite Diagnostics, Inc.* ......................             25,402
        43  BioSphere Medical, Inc.* ........................                551
       659  Bruker Daltonics, Inc.* .........................              9,931
     2,268  C.R. Bard, Inc. .................................            129,163
     1,205  Cardiodynamics International Corp.* .............              6,471
       425  Cerus Corp.* ....................................             30,842
       354  Closure Medical Corp.* ..........................              8,131
     1,205  Coherent, Inc.* .................................             43,585
       191  Cole National Corp.* ............................              2,817
       850  Conmed Corp.* ...................................             22,143
     2,410  Credence Systems Corp.* .........................             58,418
       638  Cyberonics* .....................................             10,782
    55,850  Cygnus, Inc.*(::) ...............................            572,463
     1,276  Cymer, Inc.* ....................................             32,270
       496  Datascope Corp. .................................             22,861
     1,914  Dentsply International, Inc. ....................             84,886
     1,134  Diagnostic Products Corp. .......................             37,649
       992  Dionex Corp.* ...................................             32,984
     2,622  Edwards Lifesciences Corp.* .....................             69,116
       149  FLIR Systems, Inc.* .............................              3,729
       992  Genrad, Inc.* ...................................              5,952
     1,205  Haemonetics Corp.* ..............................             36,753
       992  Henry Schein, Inc.* .............................             39,740
        64  ICU Medical, Inc.* ..............................              2,642
       496  Igen International, Inc.* .......................             12,896
       425  II-VI, Inc.* ....................................              7,438
       213  Illumina, Inc.* .................................              2,509
     3,331  Imatron, Inc.* ..................................              6,662


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       496  Inamed Corp.* ...................................         $   12,127
        85  Integra LifeSciences Holdings* ..................              1,840
       191  Intermagnetics General Corp.* ...................              6,188
     1,134  Invacare Corp. ..................................             43,806
       234  Inverness Medical Technology, Inc.* .............              8,658
       638  I-Stat Corp.* ...................................              9,404
        43  Ixia* ...........................................                817
       354  Keithley Instruments, Inc. ......................              7,540
        85  Kensey Nash Corp.* ..............................              1,423
        43  LeCroy Corp.* ...................................              1,095
    27,782  Mead Corp. ......................................            754,003
       106  Measurements Specialties, Inc.* .................              1,671
     1,205  Mechanical Technology, Inc.* ....................              8,688
     1,063  Mentor Corp. ....................................             30,296
     1,701  Mettler-Toledo International, Inc.* .............             72,207
     7,955  Millipore Corp. .................................            493,051
       425  Mine Safety Appliances Co. ......................             13,898
     1,843  Minimed, Inc.* ..................................             88,464
    21,593  MKS Instruments, Inc.* ..........................            621,878
       255  MTS Systems Corp. ...............................              3,516
       638  Nanogen, Inc.* ..................................              4,332
       213  Nanometrics, Inc.* ..............................              5,855
       354  Neoforma.Com, Inc.* .............................                301
     1,559  Newport Corp.(::) ...............................             41,314
        85  North American Scientific, Inc.* ................              1,233
       709  Novoste Corp.* ..................................             18,080
       780  Ocular Sciences, Inc.* ..........................             19,812
    21,313  ORATEC Interventions, Inc.* .....................            197,572
     2,126  Patterson Dental Co.* ...........................             63,780
       496  Photon Dynamics, Inc.* ..........................             13,392
       425  PolyMedica Industries, Inc.*(::) ................             17,213
       992  Priority Healthcare Corp.* ......................             28,054
     3,118  PSS World Medical, Inc.* ........................             20,049
     1,347  ResMed, Inc.* ...................................             68,091
     1,559  Respironics, Inc.* ..............................             46,396
     1,347  Roper Industries, Inc. ..........................             56,237
       567  SangStat Medical Corp.* .........................              9,287
       425  Satcon Technology Corp.* ........................              4,441
       340  Sola International, Inc.* .......................              4,797
       283  SonoSite, Inc.* .................................              5,490
        21  SRI/Surgical Express, Inc.* .....................                639
     3,827  St. Jude Medical, Inc.* .........................            229,620
     3,118  Steris Corp.* ...................................             62,516
    10,343  Techne Corp.* ...................................            336,148
       992  Theragenics Corp.* ..............................             11,081
    14,071  Thermo Electron Corp.* ..........................            309,843
     1,478  Thoratec Laboratories Corp.* ....................             22,983
       149  Transgenomic, Inc.* .............................              2,831
       234  TriPath Imaging, Inc.* ..........................              2,319
       149  Urologix, Inc.*(::) .............................              2,728
     2,197  Vasomedical, Inc.* ..............................              9,491
     1,063  Veeco Intruments, Inc.* .........................             42,254
       425  Ventana Medical Systems, Inc.* ..................             13,388
     2,410  Visx, Inc.* .....................................             46,634
       709  X-Rite, Inc. ....................................              6,268
        43  Young Innovations, Inc.* ........................                963
       425  Zoll Medical Corp.* .............................             11,666
                                                                      ----------
                                                                       7,192,051
                                                                      ----------
METALS -- 5.0%
        43  A.M. Castle & Co. ...............................                580
   191,185  AK Steel Holding Corp. ..........................          2,397,460
     3,402  Allegheny Technologies, Inc. ....................             61,542
       638  Alliant Techsystems, Inc.* ......................             57,356
     1,630  Aptargroup, Inc. ................................             52,861
     1,063  Belden, Inc. ....................................             28,435


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
     5,741  Bethlehem Steel Corp.* .........................         $    11,597
       709  Brush Engineered Materials, Inc. ...............              11,344
        85  Butler Manufacturing Co. .......................               2,125
       921  Carpenter Technology ...........................              26,976
       638  Century Aluminum Company .......................              10,234
       128  CIRCOR International, Inc. .....................               2,310
       354  Cleveland-Cliffs, Inc. .........................               6,549
       496  Commercial Metals Co. ..........................              15,887
    47,197  Commscope, Inc.* ...............................           1,109,130
     3,898  Cooper Industries, Inc. ........................             154,322
     2,410  Crane Co. ......................................              74,710
       213  Curtiss-Wright Corp. ...........................              11,438
       149  Encore Wire Corp.* .............................               1,769
     5,741  Engelhard Corp. ................................             148,060
     5,457  Freeport-McMoRan Copper & Gold, Inc.* ..........              60,300
     1,134  General Cable Corp. ............................              21,036
       354  Gibraltar Steel Corp. ..........................               6,938
     1,134  Griffon Corp.* .................................              12,474
       354  Gulf Island Fabrication, Inc.* .................               5,098
     1,772  Harsco Corp. ...................................              48,074
   368,923  Homestake Mining Co.(::) .......................           2,859,153
     2,551  Hubbell, Inc. ..................................              73,979
    23,000  IPSCO, Inc. ....................................             336,720
     1,276  Kaiser Aluminum Corp.* .........................               5,078
       106  Ladish Co., Inc.* ..............................               1,417
     1,063  Lone Star Technologies* ........................              38,481
       638  Matthews International Corp. ...................              28,051
     1,488  Maverick Tube Corp.* ...........................              25,222
       567  Mobile Mini, Inc.* .............................              18,700
     1,559  Mueller Industries* ............................              51,307
       921  NCI Building Systems, Inc.* ....................              16,808
   129,235  Newmont Mining Corp.(::) .......................           2,405,063
       709  NS Group, Inc.* ................................               9,465
     3,544  Nucor Corp. ....................................             173,266
       213  Optical Cable Corp.*(::) .......................               2,130
        64  Pitt-Des Moines, Inc. ..........................               2,208
   287,500  Placer Dome, Inc.(::) ..........................           2,817,500
     1,063  Polaris Industries, Inc. .......................              48,685
     2,268  Precision Castparts Corp. ......................              84,869
       496  Quanex Corp. ...................................              12,846
       921  Reliance Steel & Aluminum ......................              23,255
       128  Roanoke Electric Steel Corp. ...................               2,235
       850  Ryerson Tull, Inc. .............................              11,467
     1,630  Shaw Group, Inc. (The)*(::) ....................              65,363
     1,134  Southern Peru Copper Corp. .....................              14,005
    78,984  Steel Dynamics, Inc.* ..........................             987,300
     1,701  Stillwater Mining Company* .....................              49,754
       921  Sturm Ruger & Co., Inc. ........................               9,026
    53,500  Teck Corp. - Class B(::) .......................             456,537
       921  Texas Industries, Inc. .........................              31,673
       149  Titanium Metals Corp.* .........................               1,490
     1,559  Tower Automotive, Inc.* ........................              15,980
     1,205  Tredegar Corporation ...........................              23,076
        21  Tremont Corp. ..................................                 746
   128,015  USX-US Steel Group, Inc.(::) ...................           2,579,502
       709  Watts Industries, Inc. .........................              12,018
        71  Wesco Financial Corp. ..........................              24,701
       354  Wolverine Tube, Inc.* ..........................               5,866
    30,977  Worthington Industries, Inc. ...................             421,287
                                                                     -----------
                                                                      18,084,834
                                                                     -----------
MISCELLANEOUS -- 0.1%
       638  Advanced Marketing Services, Inc. ..............              13,302
     2,055  Boyd Gaming Corp.* .............................              11,816
       780  Casella Waste Systems, Inc.* ...................               9,750
       191  Daisytek International Corp.* ..................               3,008
       638  DIMON, Inc. ....................................               6,380
       921  Handleman Co.* .................................              15,427
       425  Russ Berrie & Co., Inc. ........................              12,495


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
    10,744  SCP Pool Corp.* ................................          $  370,023
       128  Wackenhut Corrections Corp.* ...................               1,677
                                                                      ----------
                                                                         443,878
                                                                      ----------
OFFICE EQUIPMENT -- 0.0%
     6,662  IKON Office Solutions, Inc. ....................              65,288
                                                                      ----------
OIL & GAS -- 2.3%
        64  3TEC Energy Corp.* .............................               1,024
     2,339  AGL Resources, Inc. ............................              55,551
     3,189  Ashland, Inc. ..................................             127,879
     1,701  Atmos Energy Corp. .............................              41,606
       149  ATP Oil & Gas Corp.* ...........................               1,675
       425  Atwood Oceanics* ...............................              14,918
     1,063  Belco Oil & Gas Corp.* .........................               9,567
       709  Berry Petroleum ................................              10,281
     1,417  Brown (Tom), Inc.* .............................              34,008
     1,276  CAL Dive International, Inc.* ..................              31,390
       283  Callon Petroleum Corp.* ........................               3,354
       496  Cascade Natural Gas Corp. ......................              10,565
     5,812  Chesapeake Energy Corp.* .......................              39,522
       170  Chiles Offshore, Inc.* .........................               3,274
       213  Clayton Williams Energy* .......................               3,610
       709  CNA Surety Corporation .........................               9,926
       850  Comstock Resources, Inc.* ......................               8,713
     1,400  Denbury Resources, Inc.* .......................              13,160
       425  Dril-Quip* .....................................               9,150
        21  Emex Corp.* ....................................                 228
       234  Encore Acquisition Co.* ........................               2,691
     1,276  Energen Corp. ..................................              35,218
       128  Energy Partners Ltd.* ..........................               1,716
     4,749  EOG Resources, Inc. ............................             168,827
       600  Epicedge, Inc.* ................................                 186
     2,977  Equitable Resources, Inc. ......................              99,164
        90  EXCO Resources, Inc. - Rights* .................                   0
     1,205  Frontier Oil Corp. .............................              15,966
        43  Holly Corp. ....................................               1,516
       354  Houston Exploration Company* ...................              11,063
       340  KCS Energy, Inc.* ..............................               2,244
     4,607  Key Energy Group* ..............................              49,940
       425  Key Production Company, Inc.* ..................               7,076
     5,174  Kinder Morgan, Inc. ............................             259,994
       992  Louis Dreyfus Natural Gas* .....................              34,571
       255  Magnum Hunter Resources, Inc.* .................               2,270
       709  McMoRan Exploration Co.* .......................              10,635
     2,977  MDU Resources Group, Inc. ......................              94,192
       921  Mitchell Energy & Development ..................              42,596
     1,772  National Fuel Gas Co. ..........................              92,126
       780  New Jersey Resources ...........................              35,256
     1,843  Newfield Exploration Company* ..................              59,087
     1,205  Northwest Natural Gas Co. ......................              30,005
       567  NUI Corp. ......................................              13,086
     2,551  ONEOK, Inc. ....................................              50,255
    13,000  Paradigm Geophysical Ltd.* .....................              81,250
       567  Patina Oil & Gas Corp. .........................              15,026
     2,977  Patterson-UTI Energy, Inc.* ....................              53,199
       283  Penn Virginia Corp. ............................               9,311
   226,173  Pennzoil-Quaker State Co. ......................           2,533,138
     1,417  Piedmont Natural Gas Co. .......................              50,332
       234  Plains All American Pipeline, LP. ..............               5,417
       567  Plains Resources, Inc.* ........................              13,472
       425  Prima Energy Corp.* ............................              10,238
       142  Prize Energy Corp.* ............................               2,741
     2,138  Pure Resources, Inc.* ..........................              38,484
     3,544  Questar Corp. ..................................              87,749
       106  Quicksilver Resources, Inc.* ...................               1,908


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       468  Range Resources Corp.* .........................          $    2,808
       170  Remington Oil & Gas Corp.* .....................               3,230
       234  Resource America, Inc. - Class A ...............               3,065
       921  RPC, Inc. ......................................              13,078
    37,186  Seacor Smit, Inc.* .............................           1,738,074
       992  Semco Energy, Inc. .............................              14,880
       496  South Jersey Industries ........................              15,450
     1,425  Southern Union Company* ........................              29,070
     1,347  Southwest Gas Corp. ............................              31,897
     1,134  Southwestern Energy Company* ...................              13,892
     1,276  St. Mary Land & Exploration Co. ................              29,807
    59,600  Stolt Offshore SA* .............................             730,100
     1,033  Stone Energy Corp.* ............................              45,762
     3,756  Sunoco, Inc. ...................................             137,582
     1,984  Superior Energy Services* ......................              15,674
     1,559  Tesoro Petroleum Corp.*(::) ....................              19,643
       149  TETRA Technologies, Inc.* ......................               3,643
       992  Transmontaigne, Inc.* ..........................               5,754
     3,331  Ultramar Diamond Shamrock Corp. ................             157,390
       283  Universal Compression Holdings* ................               8,037
     2,410  Valero Energy Corp. ............................              88,640
    37,491  Varco International, Inc.* .....................             697,708
     2,977  Vectren Corporation ............................              61,624
     2,055  Vintage Petroleum, Inc. ........................              38,429
       496  WD-40 Co. ......................................              12,946
       128  Westport Resources Corp.* ......................               2,688
     2,055  WGL Holdings, Inc. .............................              55,711
        43  Williams Energy Partners, LP. ..................               1,265
     5,528  XTO Energy, Inc. ...............................              79,327
                                                                      ----------
                                                                       8,508,520
                                                                      ----------
OIL & GAS DISTRIBUTION -- 0.1%
       255  Hugoton Royalty Trust ..........................               3,203
       850  Laclede Gas Co. ................................              21,590
       106  NATCO Group, Inc.* .............................                 933
     2,055  NICOR, Inc. ....................................              80,104
     1,559  Peoples Energy Corp. ...........................              62,672
       850  Western Gas Resources, Inc. ....................              27,710
                                                                      ----------
                                                                         196,212
                                                                      ----------
OIL & GAS EXPLORATION -- 2.7%
       920  Barrett Resources Corp.* .......................              54,280
     1,134  Cabot Oil & Gas Corp. - Class A ................              27,670
     1,276  EEX Corp.* .....................................               3,445
       638  Evergreen Resources, Inc.* .....................              24,244
     1,269  Forrest Oil Corp.* .............................              35,532
     4,819  Grant Prideco, Inc.* ...........................              84,284
     8,009  Grey Wolf, Inc.* ...............................              32,036
       780  HS Resources, Inc.* ............................              50,544
       780  Meridian Resource Corp. (The)* .................               5,593
     1,984  Murphy Oil Corp. ...............................             146,022
     2,511  National-Oilwell, Inc.* ........................              67,295
     2,481  Noble Affiliates, Inc. .........................              87,703
       567  Nuevo Energy Co.* ..............................               9,242
   151,973  Ocean Energy, Inc. .............................           2,651,929
   100,063  Oceaneering International, Inc.* ...............           2,076,307
   179,565  Pioneer Natural Resources Co.* .................           3,061,583
    53,872  Pogo Producing Co. .............................           1,292,928
       496  Spinnaker Exploration Co.* .....................              19,771
     1,063  Swift Energy Co.* ..............................              32,028
                                                                      ----------
                                                                       9,762,436
                                                                      ----------
OIL & GAS FIELD SERVICES -- 1.0%
     3,048  Global Industries, Ltd.* .......................              38,009


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
     3,189  Hanover Compressor Co.*(::) .....................         $  105,524
     2,410  Helmerich & Payne, Inc. .........................             74,686
     2,622  Marine Drilling Companies, Inc.* ................             50,106
     3,189  Newpark Resources, Inc.* ........................             35,398
       106  Osca, Inc.*(::) .................................              2,196
   111,473  Parker Drilling Co.* ............................            724,575
    62,500  Petroleum Geo-Services ADR* .....................            631,875
    24,260  Pride International, Inc.*(::) ..................            460,940
    32,685  Rowan Co., Inc.* ................................            722,339
       780  Seitel, Inc.* ...................................             10,218
     2,481  Tidewater, Inc. .................................             93,534
     1,559  Unit Corp.* .....................................             24,710
    22,047  Veritas DGC, Inc.* ..............................            611,804
                                                                      ----------
                                                                       3,585,914
                                                                      ----------
PHARMACEUTICALS -- 4.1%
    43,870  3 Dimensional Pharmaceuticals, Inc.* ............            421,591
     3,118  Abgenix, Inc.* ..................................            140,310
       255  Adolor Corp.* ...................................              5,508
       780  Albany Molecular Research, Inc.* ................             29,648
       638  Alexion Pharmaceuticals, Inc.* ..................             15,312
     2,481  Alkermes, Inc.* .................................             87,083
     2,055  Alliance Pharmaceutical Corp.* ..................              4,624
       213  Allos Therapeutics, Inc.* .......................                969
       850  Allscripts Healthcare Solutions, Inc.* ..........              7,650
     1,276  Alpharma, Inc. ..................................             34,771
     2,410  Amerisource Health Corp.*(::) ...................            133,273
     2,551  Amylin Pharmaceuticals, Inc.* ...................             28,699
     1,701  Andrx Group* ....................................            130,977
       142  Antigenics, Inc.* ...............................              2,805
       496  Aphton Corp.*(::) ...............................             10,862
       659  AVANIR Pharmaceuticals - Class A* ...............              4,152
     2,126  Avant Immunotherapeutics, Inc.* .................             12,012
     1,134  Aviron* .........................................             64,638
   455,000  Aviron ..........................................            512,103
       886  Barr Laboratories, Inc.*(::) ....................             62,383
     6,024  Bergen Brunswig Corp. ...........................            115,781
       709  BioMarin Pharmaceuticals, Inc.* .................              9,366
       567  Biopure Corp.*(::) ..............................             14,952
       921  Carter-Wallace ..................................             17,821
     1,488  Cell Genesys, Inc.* .............................             30,504
       921  Cell Pathways, Inc.* ............................              5,830
     1,488  Cell Therapeutics, Inc.* ........................             41,128
       276  Charles River Laboratories International, Inc.*..              9,591
       149  CIMA Labs, Inc.* ................................             11,697
       992  Columbia Laboratories, Inc.* ....................              8,025
     1,417  Connetics Corporation* ..........................             10,741
       234  Corvas International, Inc.* .....................              2,757
     1,205  Cubist Pharmaceuticals, Inc.* ...................             45,790
       170  Dendreon Corp.* .................................              2,844
       496  Digene Corp.* ...................................             20,237
       234  Duramed Pharmaceuticals, Inc.* ..................              4,186
       276  Durect Corp.* ...................................              3,864
       638  DUSA Pharmaceuticals, Inc.* .....................              9,111
       567  Endo Pharmaceutical Holdings, Inc. - Warrants* ..                198
     1,843  Enzon, Inc.*(::) ................................            115,188
        64  First Horizon Pharmaceutical Corp.* .............              2,054
       510  Genelabs Technologies, Inc.* ....................              1,051
   118,580  Genta, Inc.*(::) ................................          1,587,786
       921  Genzyme Transgenics Corp.* ......................              9,155


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       921  Geron Corp.*(::) ................................         $   12,894
     4,252  Gilead Sciences, Inc.* ..........................            247,424
     1,276  Guilford Pharmaceuticals, Inc.* .................             43,384
       361  Hemispherx Biopharma, Inc.* .....................              2,581
       567  Herbalife International, Inc. ...................              5,664
       425  Hyseq, Inc.* ....................................              4,888
    11,344  ICN Pharmaceuticals, Inc. .......................            359,832
     1,134  ILEX Oncology, Inc.* ............................             33,907
     2,977  ImClone Systems*(::) ............................            157,186
     1,559  Immunomedics, Inc.* .............................             33,363
       191  Impax Laboratories, Inc.* .......................              2,330
     1,772  Inhale Therapeutic Systems, Inc.*(::) ...........             40,756
       234  Inspire Pharmaceuticals, Inc.* ..................              3,276
       283  InterMune, Inc.* ................................             10,080
       361  Interneuron Pharmaceuticals, Inc.* ..............              3,065
    23,375  IVAX Corp.*(::) .................................            911,625
     5,838  King Pharmaceuticals, Inc.* .....................            313,793
       638  Kos Pharmaceuticals, Inc.* ......................             25,201
       744  KV Pharmaceutical Co.* ..........................             24,924
       255  La Jolla Pharmaceutical Co.* ....................              2,614
       276  LifePoint, Inc.* ................................                911
   129,939  Ligand Pharmaceuticals, Inc.* ...................          1,468,311
       319  MacroChem Corp.*(::) ............................              2,833
       780  Martek Biosciences Corp.* .......................             22,230
     1,063  Matrix Pharmaceuticals, Inc.* ...................             11,087
    76,260  Medarex, Inc.* ..................................          1,792,110
    13,749  Medicines Company (The)* ........................            281,717
     1,417  Medicis Pharmaceutical Corp. - Class A* .........             75,101
       709  MGI Pharma, Inc.* ...............................              8,863
       638  Miravant Medical Technologies* ..................              8,294
    66,241  Mylan Labs, Inc. ................................          1,863,359
     1,488  Nabi, Inc.* .....................................             11,815
       298  NaPro BioTherapeutics, Inc.* ....................              3,040
       149  Nature's Sunshine Products, Inc. ................              1,763
     2,764  NBTY, Inc.* .....................................             34,384
       425  Neose Technologies, Inc.* .......................             19,125
       149  Northfield Laboratories, Inc.*(::) ..............              2,442
       128  Novavax, Inc.* ..................................              1,248
       921  Noven Pharmaceuticals, Inc.* ....................             36,103
     1,134  NPS Pharmaceuticals, Inc.* ......................             45,587
     1,984  NU Skin Enterprises, Inc. .......................             16,864
       149  Onyx Pharmaceuticals, Inc.* .....................              1,789
       170  OraSure Technologies, Inc.* .....................              2,125
     1,630  Organogenesis, Inc.* ............................             12,062
     1,347  OSI Pharmaceuticals, Inc.* ......................             70,839
       234  Pain Therapeutics, Inc.* ........................              1,790
     1,134  Parexel International Corp.* ....................             22,113
       149  Penwest Pharmaceuticals Co.* ....................              2,308
     2,977  Peregrine Pharmaceuticals, Inc.* ................              7,830
     3,048  Perrigo Company* ................................             50,871
     1,701  Pharmaceutical Product Development, Inc.* .......             51,898
       255  Pharmaceutical Resources, Inc.* .................              7,826
       709  Pharmacyclics, Inc.* ............................             24,035
       276  POZEN, Inc.* ....................................              4,140
    58,354  Praecis Pharmaceuticals*(::) ....................            959,340
       213  Professional Detailing, Inc.* ...................             19,596
       128  Progenics Pharmeceuticals, Inc.* ................              2,446
     1,914  Protein Design Labs, Inc.* ......................            166,059
    33,000  QLT PhotoTherapeutics, Inc.*(::) ................            646,140
       213  ResortQuest International, Inc.* ................              2,450


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
       496  Ribozyme Pharmaceuticals, Inc.* ................         $     4,960
       992  Sciclone Pharmaceuticals, Inc.* ................               5,783
       553  Scios, Inc.* ...................................              13,831
       191  Serologicals Corp.* ............................               4,076
    22,100  Serona S.A. ADR ................................             551,395
     1,843  SICOR, Inc.* ...................................              42,573
     3,402  Sigma-Aldrich Corp. ............................             131,385
       992  SuperGen, Inc.* ................................              14,612
       354  Tanox, Inc.* ...................................              11,169
     1,205  Targeted Genetics Corp.* .......................               7,833
     1,772  Texas Biotech Corp.* ...........................              14,849
       276  Third Wave Technologies* .......................               2,851
     1,063  Titan Pharmaceuticals, Inc.* ...................              31,901
    11,021  Transkaryotic Therapies, Inc.* .................             324,568
     1,488  Triangle Pharmaceuticals, Inc.* ................               6,964
       496  Tularik, Inc.* .................................              12,812
       638  United Therapeutics Corp.* .....................               8,517
        85  V.I. Technologies, Inc.* .......................               1,092
       354  Vaxgen, Inc.* ..................................               6,726
       298  Versicor, Inc.* ................................               3,737
       850  Vical, Inc.* ...................................              11,883
       170  VidaMed, Inc.* .................................               1,029
       191  ViroPharma, Inc.* ..............................               6,494
       496  West Pharmaceutical Services, Inc. .............              13,392
                                                                     -----------
                                                                      15,025,090
                                                                     -----------
REAL ESTATE -- 0.8%
       142  Alexander's, Inc.* .............................               8,534
     3,118  AMB Property Corp. .............................              80,320
     3,118  Boston Properties, Inc. ........................             127,526
     1,063  Burnham Pacific Ppty, Inc. .....................               5,209
     1,772  Cabot Industrial Trust .........................              37,212
     4,749  Catellus Development Corp.* ....................              82,870
       921  CB Richard Ellis Services, Inc.* ...............              14,460
     1,063  Centerpoint Properties Corp. ...................              53,363
     1,236  Corrections Corp. of America* ..................              19,714
     2,622  Developers Diversified Realty ..................              48,192
       510  Excel Legacy Corp.* ............................               1,056
     2,197  Felcor Lodging Trust, Inc. REIT ................              51,410
       709  Forest City Enterprises, Inc. ..................              38,995
       106  Getty Realty Corp. .............................               2,031
       709  Insignia Financial Group, Inc.* ................               8,650
     1,559  Jones Lang LaSalle, Inc.* ......................              20,579
     1,134  Kilroy Realty Corp. ............................              32,999
       106  Kramont Realty Trust ...........................               1,450
     6,308  La Quinta Properties, Inc.* ....................              32,675
       567  LaSalle Hotel Properties .......................              10,104
     2,126  Lennar Corp. ...................................              88,654
     1,134  LNR Property Corp. .............................              39,690
     1,559  MeriStar Hospitality Corp. REIT ................              37,026
       319  Newhall Land & Farming Co. .....................               8,773
       354  Parkway Properties, Inc. .......................              12,479
    17,992  PS Business Parks, Inc. ........................             503,776
    14,500  RAIT Investment Trust ..........................             237,800
     1,205  Realty Income Corp. ............................              35,620
     3,118  Rouse Co. ......................................              89,331
     2,268  Security Capital, Inc.* ........................              48,535
       850  Senior Housing Properties Trust ................              11,050
    13,705  Storage USA, Inc. REIT .........................             493,380
     1,134  Trammell Crow Co.* .............................              12,531
       213  Trendwest Resorts, Inc.* .......................               4,984
    21,159  Washington Real Estate Investment Trust ........             500,199
       921  Webb (Del E.) Corp.* ...........................              35,633


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                   Value
--------------------------------------------------------------------------------
        64  Wellsford Real Properties, Inc.* ................         $    1,238
                                                                      ----------
                                                                       2,838,048
                                                                      ----------
RESTAURANTS -- 0.9%
       213  AFC Enterprise, Inc.* ...........................              4,079
     1,595  Applebees International, Inc. ...................             31,916
     4,359  Brinker International, Inc.* ....................            112,680
       283  Buca, Inc.* .....................................              6,155
    14,806  California Pizza Kitchen, Inc.* .................            344,240
     2,622  CBRL Group, Inc. ................................             44,443
     1,347  CEC Entertainment, Inc.* ........................             66,474
     1,860  Cheesecake Factory (The)* .......................             52,638
    20,857  Darden Restaurants, Inc. ........................            581,910
       992  IHOP Corp.* .....................................             26,635
     1,701  Jack in the Box, Inc.* ..........................             44,396
       567  Krispy Kreme Doughnuts, Inc.*(::) ...............             22,680
     1,134  Landry's Seafood Restaurants ....................             19,278
     1,134  Lone Star Steakhouse & Saloon ...................             14,731
       780  Luby's, Inc. ....................................              7,636
       638  NPC International, Inc.* ........................              6,890
       638  O'Charleys, Inc.* ...............................             12,364
     3,189  Outback Steakhouse, Inc.* .......................             91,843
       354  P.F. Chang's China Bistro, Inc.* ................             13,417
       780  Papa John's International, Inc.* ................             19,773
       850  Rare Hospitality International, Inc.* ...........             19,210
     2,693  Ruby Tuesday, Inc. ..............................             46,050
     1,205  Ryan's Family Steak Houses, Inc.* ...............             14,761
     1,169  Sonic Corp.* ....................................             37,092
       992  Steak n Shake Co. (The)* ........................              9,176
       354  Valhi, Inc. .....................................              4,584
    60,182  Wendy's International, Inc. .....................          1,537,048
                                                                      ----------
                                                                       3,192,099
                                                                      ----------
RETAILERS -- 3.2%
       638  1-800-Flowers.Com, Inc.* ........................              9,468
       850  99 Cents Only Stores* ...........................             25,458
     1,417  AdvancePCS* .....................................             90,759
    18,288  American Eagle Outfitters, Inc.* ................            644,469
     5,103  AutoZone, Inc.* .................................            191,363
     2,339  Barnes & Noble, Inc.*(::) .......................             92,040
     4,961  Big Lots, Inc.* .................................             67,866
     3,118  BJ's Wholesale Club, Inc.* ......................            166,065
     1,347  Blockbuster, Inc. ...............................             24,583
     3,473  Borders Group, Inc.* ............................             77,795
       106  Brookstone, Inc.* ...............................              1,876
       780  Burlington Coat Factory Warehouse ...............             15,600
     1,772  Casey's General Stores, Inc. ....................             23,036
       850  Cash America International, Inc. ................              7,225
       638  Central Garden & Pet Co.* .......................              6,055
    17,000  Circuit City Stores, Inc. .......................            306,000
       142  Coldwater Creek, Inc.* ..........................              3,692
    37,921  Cost Plus, Inc.* ................................          1,137,630
       921  CSK Auto Corp.* .................................              7,644
       170  dELiA*s Corp. - Class A* ........................              1,360
     3,827  Dillard's, Inc. .................................             58,438
       106  Discount Auto Parts, Inc.* ......................              1,150
       850  Duane Reade, Inc.* ..............................             27,625
       213  Electronics Boutique Holdings Corp.* ............              6,763
       185  Envision Development Corp.* .....................                474
       567  Factory 2-U Stores, Inc.* .......................             16,641
     6,450  Family Dollar Stores ............................            165,314
       443  Fred's, Inc. ....................................             11,407


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
       992  Guitar Center, Inc.* ...........................         $    20,961
       213  Hancock Fabrics, Inc. ..........................               1,906
     2,600  Harcourt General, Inc.(::) .....................             151,294
       709  Haverty Furniture Companies, Inc. ..............              10,600
     1,205  Hearst-Argyle Television, Inc.* ................              24,100
        43  Hibbet Sporting Goods, Inc.* ...................               1,594
       780  Hot Topic, Inc.*(::) ...........................              24,258
     1,559  Intertan, Inc.* ................................              21,826
       128  J. Jill Group, Inc.* ...........................               2,592
       567  Lands' End, Inc.* ..............................              22,765
     1,772  Linens 'n Things, Inc.* ........................              48,411
     1,276  Longs Drug Stores Corp. ........................              27,498
    32,917  Michaels Stores*(::) ...........................           1,349,597
       191  Movado Group, Inc. .............................               3,858
     1,559  MSC Industrial Direct Co., Inc.* ...............              27,127
    17,530  Neiman-Marcus Group, Inc.* .....................             543,430
     4,749  Nordstrom, Inc. ................................              88,094
    13,537  Office Depot, Inc.* ............................             140,514
     4,961  OfficeMax, Inc.* ...............................              18,306
     1,701  O'Reilly Automotive, Inc.* .....................              48,819
       177  PC Connection, Inc.* ...........................               2,832
   456,286  Petsmart, Inc.* ................................           3,216,816
     4,394  Pier 1 Imports, Inc. ...........................              50,531
        71  PriceSmart, Inc.* ..............................               3,089
    17,718  Rite Aid Corp.*(::) ............................             159,462
     6,379  Saks, Inc.* ....................................              61,238
       921  School Specialty, Inc.* ........................              23,808
     6,024  Sherwin-Williams Co. (The) .....................             133,733
       992  Shopko Stores, Inc.* ...........................               7,222
       638  Spiegel, Inc. ..................................               6,169
     1,630  Stamps.com, Inc.* ..............................               6,113
     1,914  Stride Rite Corp. ..............................              16,269
     1,063  Syncor International Corp.* ....................              32,953
     2,339  Tech Data Corp.* ...............................              78,029
     1,417  The Men's Wearhouse, Inc.* .....................              39,109
    43,130  Toys "R" Us, Inc.* .............................           1,067,468
    89,972  Trans World Entertainment Corp.*(::) ...........             855,634
       425  Tuesday Morning Corp.* .........................               5,631
       709  Tweeter Home Entertainment Group, Inc.* ........              25,028
       354  Ultimate Electronics, Inc.* ....................              11,477
     1,063  Value City Department Stores, Inc.* ............              12,225
     6,166  Venator Group, Inc.* ...........................              94,340
       106  Wet Seal, Inc. - Class A* ......................               3,669
     1,984  Williams-Sonoma, Inc.* .........................              77,019
     1,559  Zale Corp.* ....................................              52,538
                                                                     -----------
                                                                      11,807,748
                                                                     -----------
TELEPHONE SYSTEMS -- 1.1%
     1,134  Adelphia Business Solutions, Inc.* .............               4,649
    22,821  Adtran, Inc.* ..................................             467,831
       425  Airgate PCS, Inc.* .............................               9,775
       496  Alamosa Holdings, Inc.* ........................               8,085
       319  AT&T Latin America Corp.* ......................               1,589
       149  Boston Communications Group, Inc.* .............               2,146
     1,772  Brightpoint, Inc.* .............................               5,139
       354  Centennial Communications Corporation* .........               4,669
     6,237  CenturyTel, Inc. ...............................             188,981
       354  Choice One Communications, Inc.* ...............               2,386
       496  Commonwealth Telephone Enterprises, Inc.* ......              20,956
       106  Conestoga Enterprises, Inc. ....................               3,132
     1,127  Cosine Communications, Inc.* ...................               2,524
     8,009  Covad Communications Group, Inc.* ..............               8,089


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                   Value
--------------------------------------------------------------------------------
       106  D&E Communications, Inc. ........................         $    1,961
        71  Deutsche Telekom AG ADR .........................              1,594
    41,334  Ditech Communications Corp.* ....................            306,698
   116,134  Dobson Communications Corp. - Class A* ..........          1,980,085
     2,339  e. spire Communications, Inc.* ..................                243
       638  Focal Communications Corp.*(::) .................              1,506
     1,701  General Communication* ..........................             20,582
       175  Globalscape .....................................                  0
       567  Hickory Tech Corp. ..............................              9,072
       921  Illuminet Holdings, Inc.* .......................             28,965
     2,197  Intermedia Communications, Inc.*(::) ............             32,735
     1,984  ITC Deltacom, Inc.* .............................              7,936
     1,118  Lightbridge, Inc.* ..............................             21,689
       354  Net2Phone, Inc.* ................................              2,124
       425  Network Plus Corp.* .............................              1,152
       638  North Pittsburgh Systems ........................             10,202
       383  Novatel Wireless, Inc.* .........................                777
       234  Omnisky Corp.* ..................................                468
     1,984  RCN Corporation*(::) ............................             10,892
    28,800  Redback Networks, Inc.* .........................            256,896
    14,000  Rogers Wireless Communications, Inc.*(::) .......            241,780
       425  Rural Cellular Corp.* ...........................             19,253
     3,048  TALK America Holdings, Inc.* ....................              2,865
     1,653  TeleCorp PCS, Inc.* .............................             32,019
     1,701  Triton PCS Holdings, Inc.* ......................             69,741
       829  Ubiquitel, Inc.* ................................              6,300
       354  Universal Access, Inc.* .........................              2,195
     2,268  Viatel, Inc.* ...................................                193
     1,984  WebLink Wireless, Inc.* .........................                 60
       425  West Corp.* .....................................              9,354
     2,622  Western Wireless Corp. - Class A* ...............            112,746
     4,040  WinStar Communications, Inc.*(::) ...............                206
       638  Wireless Facilities, Inc.* ......................              4,147
       283  Z-Tel Technologies, Inc.* .......................                425
                                                                      ----------
                                                                       3,926,812
                                                                      ----------
TEXTILES, CLOTHING & FABRICS -- 0.7%
       992  Albany International Corp.* .....................             18,749
       850  Brown Shoe Company, Inc. ........................             15,343
       106  Coach, Inc.* ....................................              4,033
     3,898  Collins & Aikman Corp.* .........................             24,168
       425  Columbia Sportswear Co.* ........................             21,671
     1,701  Delta & Pine Land Co. ...........................             33,425
        43  Donna Karan International, Inc.* ................                455
       850  Footstar, Inc.* .................................             29,240
        43  Garan, Inc. .....................................              1,468
       921  Genesco, Inc.*(::) ..............................             30,946
       354  Guess?, Inc.* ...................................              2,372
     1,984  Interface, Inc. .................................             14,880
     4,566  Jones Apparel Group, Inc.*(::) ..................            197,264
       106  K Swiss, Inc. - Class A .........................              2,558
       921  Kellwood Co. ....................................             21,275
       283  Kenneth Cole Productions, Inc.* .................              5,702
     2,410  Liz Claiborne, Inc. .............................            121,585
       106  Maxwell Shoe Co., Inc. - Class A* ...............              1,802
     1,134  Nautica Enterprises, Inc.* ......................             23,168
    40,096  Osh Kosh B Gosh - Class A .......................          1,333,192
        85  Oxford Industries, Inc. .........................              1,870
       567  Penn Engineering & Manufacturing Corp ...........              9,923
       921  Phillips-Van Heusen .............................             13,262
     2,410  Polo Ralph Lauren Corp.* ........................             62,178


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
       170  Quaker Fabric Corp.* ............................         $    1,743
       992  Quiksilver, Inc.* ...............................             24,800
     2,055  Reebok International Ltd.* ......................             65,657
     1,559  Ruddick Corp. ...................................             26,425
     1,063  Russell Corp. ...................................             18,060
       638  Skechers USA, Inc.* .............................             18,649
       567  Springs Industries, Inc. - Class A ..............             25,005
       425  Steven Madden Ltd.* .............................              7,765
       850  Timberland Company* .............................             33,584
        64  Tropical Sportswear International Corp.* ........              1,332
     2,481  Unifi, Inc.* ....................................             21,089
     4,040  V.F. Corp. ......................................            146,975
       567  Vans, Inc.* .....................................             13,325
     1,772  WestPoint Stevens, Inc. .........................              2,445
     1,984  Wolverine World Wide ............................             35,454
                                                                      ----------
                                                                       2,432,837
                                                                      ----------
TRANSPORTATION -- 1.4%
       703  1st Source Corp. ................................             19,684
     2,197  Airborne, Inc. ..................................             25,463
     1,843  Alexander & Baldwin, Inc. .......................             47,457
       709  American Classic Voyages Co.* ...................              2,482
       780  Arctic Cat, Inc. ................................             11,310
       638  Arkansas Best Corp.* ............................             14,706
       850  Arnold Industries, Inc. .........................             16,456
     3,685  Brunswick Corp. .................................             88,551
     3,827  C.H. Robinson Worldwide, Inc. ...................            106,735
     2,197  CNF Transportation, Inc. ........................             62,065
       234  Consolidated Freightways Corp.* .................              2,097
       106  Covenant Transport, Inc.* .......................              1,320
       283  Expedia, Inc.*(::) ..............................             13,188
     2,126  Expeditors International Washington, Inc. .......            127,558
     1,417  Fleetwood Enterprises, Inc.(::) .................             19,951
     1,417  Florida East Coast Industries ...................             50,162
     1,134  FMC Corp.* ......................................             77,747
       709  Forward Air Corp.* ..............................             21,235
     2,339  Galileo International, Inc. .....................             76,018
     2,126  Gatx Corp. ......................................             85,253
        85  Greenbrier Co., Inc. (The) ......................                791
        64  Gulfmark Offshore, Inc.* ........................              1,974
     1,417  Hawaiian Electric Industries ....................             54,129
       797  Heartland Express, Inc.* ........................             18,172
       921  Hunt (JB) Transport Services, Inc.* .............             16,817
    49,163  Kirby Corp.* ....................................          1,211,868
       744  Knight Transportation, Inc.* ....................             15,289
       354  Landstar System, Inc.* ..........................             24,079
       425  MS Carriers, Inc.* ..............................             13,052
       149  Navigant International, Inc.* ...................              2,086
     2,100  Newport News Shipbuilding, Inc. .................            128,625
       921  Offshore Logistics, Inc.* .......................             17,499
        64  Oglebay Norton Co. ..............................              1,688
     1,134  Overseas Shipholding Group ......................             34,632
       128  RailAmerica, Inc.* ..............................              1,462
       638  Roadway Express, Inc. ...........................             15,165
     2,693  Ryder System ....................................             52,783
     5,953  Sabre Holdings Corp.* ...........................            297,650
     1,914  Swift Transportation Co., Inc.* .................             36,864
       921  Trico Marine Services, Inc.* ....................              9,799
     1,772  Trinity Industries, Inc. ........................             36,326
    42,634  USFreightways Corporation(::) ...................          1,257,703
    58,917  WABTEC ..........................................            883,755
     1,205  Werner Enterprises, Inc. ........................             29,221
       709  Winnebago Industries ............................             21,802


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Small Company Stock Fund / June 30, 2001 (Unaudited) (continued)


Shares                                                                  Value
--------------------------------------------------------------------------------
     2,268  Wisconsin Central Transport* ..................         $     37,944
     1,063  Yellow Corp.* .................................               20,176
                                                                    ------------
                                                                       5,110,789
                                                                    ------------
WATER COMPANIES -- 0.1%
       496  American States Water Company .................               16,864
     4,394  American Water Works, Inc. ....................              144,870
       709  California Water Service Group ................               18,186
        64  Connecticut Water Services, Inc. ..............                2,212
        64  Middlesex Water Co. ...........................                2,177
     1,949  Philadelphia Suburban Corp. ...................               49,700
        71  SJW Corp. .....................................                6,071
                                                                    ------------
                                                                         240,080
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $249,830,889) .....................................          268,294,210
                                                                    ------------
RIGHTS AND WARRANTS -- 0.0%
     1,417  Bank United Corp. - Rights* ...................                  468
       276  Endo Pharmaceutical Holdings, Inc.* ...........                2,691
        64  EXCO Resources, Inc.* .........................                1,161
                                                                    ------------

TOTAL RIGHTS AND WARRANTS
  (Cost $4,305) ...........................................                4,320
                                                                    ------------

Principal
Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.2%
Cash Equivalents -- 4.5%
$ 6,163,864  American Express
             4.006%, 10/05/01(a) ..........................            6,163,864
  2,868,813  Dreyfus Money Market Fund
             4.045%, (a) ..................................            2,868,813
  1,391,209  Fleet National Bank
             4.205%, 10/31/01(a) ..........................            1,391,209

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
$   573,763  Merrill Lynch
             4.165%, 07/02/01(a) ..........................         $    573,763
  1,262,278  Merrimac Cash Fund Premium Class
             4.119%, (a) ..................................            1,262,278
  2,295,051  Royal Bank of Canada
             4.000%, 07/02/01(a) ..........................            2,295,051
  1,721,288  Toronto Dominion
             4.060%, 07/02/01(a) ..........................            1,721,288
                                                                    ------------
                                                                      16,276,266
                                                                    ------------
U.S. Treasury Bills -- 1.7%
  6,430,752  U.S. Treasury Bill
             3.455%, 09/13/01(b) ..........................            6,426,816
                                                                    ------------


TOTAL SHORT-TERM INVESTMENTS
  (Cost $22,703,082) ......................................           22,703,082
                                                                    ------------

TOTAL INVESTMENTS -- 79.9%
  (Cost $272,538,276) .....................................          291,001,612
                                                                    ------------
Other assets in excess of liabilities -- 20.1% ............           73,082,772
                                                                    ------------
TOTAL NET ASSETS -- 100.0% ................................         $364,084,384
                                                                    ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:


ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust
*    Non-income producing security.
(::) All or a portion of security out on loan.
{::} This is a 144A security
(a)  Represents investments of security lending collateral (Note 2).
(b) Security has been pledged to cover collateral requirements for open futures.


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
ADVERTISING -- 0.4%
     4,700  Interpublic Group of Companies, Inc. ............
            (The) ...........................................         $  137,945
     6,900  Omnicom Group, Inc. .............................            593,400
    15,200  TMP Worldwide, Inc.*(::) ........................            898,472
                                                                      ----------
                                                                       1,629,817
                                                                      ----------
AEROSPACE & DEFENSE -- 0.9%
     1,400  B.F. Goodrich Co. ...............................             53,172
    30,700  Boeing Co. ......................................          1,706,920
     2,600  General Dynamics Corp. ..........................            202,306
    10,100  Honeywell International, Inc. ...................            353,399
    26,100  Lockheed Martin Corp. ...........................            967,005
     1,100  Northrop Grumman Corp. ..........................             88,110
     4,400  Raytheon Co. - Class B* .........................            116,820
     1,800  Textron, Inc. ...................................             99,072
     1,500  TRW, Inc. .......................................             61,500
                                                                      ----------
                                                                       3,648,304
                                                                      ----------
AIRLINES -- 0.4%
     1,900  AMR Corp.* ......................................             68,647
     6,600  Continental Airlines, Inc. - Class B*(::) .......            325,050
     6,200  Delta Air Lines, Inc. ...........................            273,296
     3,900  FedEx Corp.* ....................................            156,780
    47,100  Southwest Airlines Co. ..........................            870,879
       900  US Airways Group, Inc.* .........................             21,870
                                                                      ----------
                                                                       1,716,522
                                                                      ----------
APPAREL RETAILERS -- 0.9%
    10,700  Gap, Inc. (The) .................................            310,300
    19,400  Intimate Brands, Inc. ...........................            292,358
    30,400  Kohl's Corp.* ...................................          1,906,992
     5,100  Limited, Inc. (The) .............................             84,252
    28,000  Talbots, Inc.(::) ...............................          1,225,000
                                                                      ----------
                                                                       3,818,902
                                                                      ----------
AUTOMOTIVE -- 1.4%
     1,800  Dana Corp. ......................................             42,012
     6,700  Delphi Automotive Systems Corp. .................            106,731
    91,453  Ford Motor Co. ..................................          2,245,171
    20,767  General Motors Corp. ............................          1,336,356
     2,300  Genuine Parts Co. ...............................             72,450
     2,000  Goodyear Tire & Rubber Co. (The) ................             56,000
    37,500  Harley-Davidson, Inc. ...........................          1,765,500
     1,200  ITT Industries, Inc. ............................             53,100
       600  Navistar International Corp.* ...................             16,878
     1,000  PACCAR, Inc. ....................................             51,420
     2,300  Rockwell International Corp. ....................             87,676
     2,186  Visteon Corp. ...................................             40,179
                                                                      ----------
                                                                       5,873,473
                                                                      ----------
BANKING -- 11.2%
    16,800  American Express Co. ............................            651,840
     4,700  AmSouth Bancorp .................................             86,903
    45,800  Australia & New Zealand Banking Group Ltd. ADR ..          1,948,790
    20,100  Bank of America Corp. ...........................          1,206,603
    59,700  Bank of Montreal ................................          1,541,454
     9,400  Bank of New York Co., Inc. (The) ................            451,200
    14,700  Bank One Corp. ..................................            526,260
     5,000  BB&T Corp. ......................................            183,500
     2,500  Capital One Financial Corp. .....................            150,000
     2,505  Charter One Financial, Inc. .....................             79,909
     2,300  Comerica, Inc. ..................................            132,480
    31,391  Fifth Third Bancorp .............................          1,885,030
    12,300  First Union Corp. ...............................            429,762


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
    13,744  FleetBoston Financial Corp. ....................         $   542,201
    26,600  Freddie Mac ....................................           1,862,000
     1,900  Golden West Financial Corp. ....................             122,056
     5,900  Household International, Inc. ..................             393,530
     3,260  Huntington Bancshares, Inc. ....................              53,301
   173,050  J.P. Morgan Chase & Co. ........................           7,718,030
     5,200  KeyCorp ........................................             135,460
    10,600  MBNA Corp. .....................................             349,270
     6,100  Mellon Financial Corp. .........................             280,600
    44,900  Mercantile Bankshares Corp. ....................           1,756,937
     7,700  National City Corp. ............................             237,006
     2,800  Northern Trust Corp.(::) .......................             175,000
     3,600  PNC Financial Services .........................             236,844
    68,550  Providian Financial Corp. ......................           4,058,160
     2,800  Regions Financial Corp. ........................              89,600
     4,200  SouthTrust Corp. ...............................             109,200
     4,000  State Street Corp. (a) .........................             197,960
     3,800  SunTrust Banks, Inc. ...........................             246,164
     3,500  Synovus Financial Corp.(::) ....................             109,830
   141,557  U.S. Bancorp ...................................           3,226,084
     1,700  Union Planters Corp. ...........................              74,120
   108,400  Unionbancal Corp. ..............................           3,653,080
     2,100  USA Education, Inc. ............................             153,300
    59,200  Wachovia Corp. .................................           4,212,080
   158,900  Washington Mutual, Inc.(::) ....................           5,966,695
    21,600  Wells Fargo Co. ................................           1,002,888
    40,700  Westpac Banking Corp. Ltd. ADR .................           1,489,620
     1,100  Zions Bancorporation ...........................              64,900
                                                                     -----------
                                                                      47,789,647
                                                                     -----------
BEVERAGES, FOOD & TOBACCO -- 4.7%
       400  Adolph Coors Co. ...............................              20,072
    19,400  Anheuser-Busch Co., Inc. .......................             799,280
     7,800  Archer-Daniels-Midland Co. .....................             101,400
       800  Brown-Forman Corp. .............................              51,152
     5,300  Campbell Soup Co.(::) ..........................             136,475
    31,300  Coca-Cola Co. (The) ............................           1,408,500
     5,000  Coca-Cola Enterprises, Inc. ....................              81,750
    88,300  Conagra, Inc. ..................................           1,749,223
     3,600  General Mills, Inc. ............................             157,608
     4,300  H.J. Heinz Co. .................................             175,827
     1,100  Hercules, Inc.(::) .............................              12,430
     1,700  Hershey Foods Corp. ............................             104,907
     5,300  Kellogg Co. ....................................             153,700
     3,300  Pepsi Bottling Group, Inc. .....................             132,330
   100,300  Pepsico, Inc. ..................................           4,433,260
    73,600  Philip Morris Co., Inc. ........................           3,735,200
     1,600  Quaker Oats Co. (The) ..........................             146,000
     3,700  Ralston-Ralston Purina Group ...................             111,074
    52,300  RJ Reynolds Tobacco Holdings, Inc. .............           2,855,580
    53,000  Safeway, Inc.* .................................           2,544,000
    10,559  Sara Lee Corp. .................................             199,987
     1,500  SUPERVALU, Inc. ................................              26,325
     8,400  SYSCO Corp. ....................................             228,060
     7,300  Unilever NV ....................................             434,861
     1,900  UST, Inc. ......................................              54,834
     2,800  William Wrigley Jr. Co. ........................             131,180
                                                                     -----------
                                                                      19,985,015
                                                                     -----------
BUILDING MATERIALS -- 0.9%
    55,500  Home Depot, Inc. (The) .........................           2,583,525
    15,600  Lowe's Companies, Inc. .........................           1,131,780
     1,300  Vulcan Materials Co. ...........................              69,875
                                                                     -----------
                                                                       3,785,180
                                                                     -----------
CHEMICALS -- 1.9%
    23,400  Air Products & Chemicals, Inc. .................           1,070,550
     9,200  Avery Dennison Corp. ...........................             469,660
       700  Cooper Tire & Rubber Co. .......................               9,940


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
    11,238  Dow Chemical Co. (The) ..........................         $  373,663
    44,800  Du Pont (E.I.) De Nemours & Co. .................          2,161,152
     1,000  Eastman Chemical Co. ............................             47,630
       500  Great Lakes Chemical Corp. ......................             15,425
    36,800  International Flavors & Fragrances, Inc .........            924,784
    61,200  Pharmacia Corp. .................................          2,812,140
     2,100  PPG Industries, Inc.(::) ........................            110,397
     1,900  Praxair, Inc. ...................................             89,300
     1,100  Sealed Air Corp.* ...............................             40,975
       600  Tupperware Corp. ................................             14,058
                                                                      ----------
                                                                       8,139,674
                                                                      ----------
COMMERCIAL SERVICES -- 0.5%
     2,800  Allied Waste Industries, Inc.* ..................             52,304
    10,700  Cendant Corp.*(::) ..............................            208,650
     2,100  Cintas Corp.(::) ................................             97,125
     3,000  Concord EFS, Inc.* ..............................            156,030
     1,800  Equifax, Inc. ...................................             66,024
       800  Flour Corp. .....................................             36,120
     1,200  H&R Block, Inc. .................................             77,460
    16,100  Halliburton Co.(::) .............................            573,160
     2,000  Moody's Corp. ...................................             67,000
     4,600  Paychex, Inc. ...................................            184,000
     1,200  PerkinElmer, Inc. ...............................             33,036
     1,600  Quintiles Transnational Corp.* ..................             40,400
     1,500  R.R. Donnelley & Sons Co. .......................             44,550
     2,200  Robert Half International, Inc.* ................             54,758
     7,900  Waste Management, Inc. ..........................            243,478
                                                                      ----------
                                                                       1,934,095
                                                                      ----------
COMMUNICATIONS -- 2.2%
     9,800  ADC Telecommunications, Inc.*(::) ...............             64,680
       800  Andrew Corp.* ...................................             14,760
     3,341  Avaya, Inc.* ....................................             45,772
    21,400  CIENA Corp.* ....................................            813,200
    29,100  Comverse Technology, Inc.* ......................          1,676,742
    45,000  EchoStar Communications Corp.* ..................          1,458,900
    42,300  Lucent Technologies, Inc. .......................            262,260
    35,000  McDATA Corp. - Class A* .........................            614,250
     3,900  Network Appliance, Inc.* ........................             53,430
     9,500  Nextel Communications, Inc.*(::) ................            166,250
    40,100  Nortel Networks Corp.(::) .......................            364,509
    38,900  Qualcomm, Inc.* .................................          2,274,872
    19,400  Scientific-Atlanta, Inc. ........................            787,640
    22,600  Sonus Networks, Inc.*(::) .......................            527,936
     5,100  Tellabs, Inc.* ..................................             98,328
                                                                      ----------
                                                                       9,223,529
                                                                      ----------
COMPUTER HARDWARE -- 0.0%
     1,300  NCR Corp.* ......................................             61,100
     1,300  Tektronix, Inc.* ................................             35,295
                                                                      ----------
                                                                          96,395
                                                                      ----------
COMPUTER SERVICES -- 0.0%
     1,600  Fiserv, Inc.* ...................................            102,368
     1,500  Sapient Corp.*(::) ..............................             14,625
                                                                      ----------
                                                                         116,993
                                                                      ----------
COMPUTER SOFTWARE -- 0.3%
     6,200  Electronic Arts* ................................            358,980
     2,700  Intuit, Inc.* ...................................            107,973
     1,000  Mercury Interactive Corp.* ......................             59,900
    26,600  Micromuse, Inc.* ................................            744,534
     4,700  Novell, Inc.* ...................................             26,743
                                                                      ----------
                                                                       1,298,130
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING -- 8.3%
    17,500  Adobe Systems, Inc. ............................         $   822,500
   183,461  AOL Time Warner, Inc.* .........................           9,723,433
       600  Autodesk, Inc. .................................              22,380
     7,900  Automatic Data Processing, Inc. ................             392,630
    34,000  BEA Systems, Inc.*(::) .........................           1,044,140
     3,000  BMC Software, Inc.* ............................              67,620
     3,100  BroadVision, Inc.* .............................              15,500
    12,600  Brocade Communications Systems, Inc.*(::) ......             554,274
    24,100  Check Point Software Technologies Ltd.*(::) ....           1,218,737
     2,400  Citrix Systems, Inc.*(::) ......................              83,760
     7,400  Computer Associates International, Inc .........             266,400
     2,200  Computer Sciences Corp.* .......................              76,120
     5,100  Compuware Corp.* ...............................              71,349
       700  Deluxe Corp. ...................................              20,230
     5,800  Electronic Data Systems Corp. ..................             362,500
    31,100  First Data Corp. ...............................           1,998,175
     8,900  Homestore.com, Inc.* ...........................             311,144
     3,700  IMS Health, Inc. ...............................             105,450
   171,930  Microsoft Corp.* ...............................          12,482,118
    70,600  Oracle Corp.* ..................................           1,341,400
    13,300  Parametric Technology Corp.* ...................             186,067
     3,600  PeopleSoft, Inc.*(::) ..........................             177,228
    31,400  Siebel Systems, Inc.* ..........................           1,472,660
    40,700  Sun Microsystems, Inc.* ........................             639,804
     4,000  Unisys Corp.* ..................................              58,840
    27,980  VERITAS Software Corp.* ........................           1,861,509
    16,900  Webmd Corp.* ...................................             118,300
     7,100  Yahoo!, Inc.*(::) ..............................             141,929
                                                                     -----------
                                                                      35,636,197
                                                                     -----------
COMPUTERS & INFORMATION -- 4.9%
     4,400  Apple Computer, Inc.* ..........................             102,300
     2,200  Cabletron Systems, Inc.* .......................              50,270
   261,100  Cisco Systems, Inc.* ...........................           4,752,020
    63,700  Compaq Computer(::) ............................             986,713
    86,300  Dell Computer Corp.* ...........................           2,239,485
    53,000  EMC Corp.* .....................................           1,539,650
    18,000  Emulex Corp.* ..................................             727,200
    35,800  Gateway, Inc.*(::) .............................             588,910
    64,100  Hewlett Packard Co. ............................           1,833,260
    46,400  IBM Corp. ......................................           5,243,200
     2,300  Jabil Circuit, Inc.* ...........................              70,978
     1,500  Lexmark International Group, Inc.* .............             100,875
    12,500  Minnesota Mining & Manufacturing Co. ...........
            (3M) ...........................................           1,426,250
    48,742  Palm, Inc.* ....................................             295,864
    15,100  Pitney Bowes, Inc. .............................             636,012
     7,900  Solectron Corp.* ...............................             144,570
     2,850  Symbol Technologies, Inc. ......................              63,270
                                                                     -----------
                                                                      20,800,827
                                                                     -----------
CONTAINERS & PACKAGING -- 0.0%
       300  Ball Corp. .....................................              14,268
                                                                     -----------
COSMETICS & PERSONAL CARE -- 1.1%
       600  Alberto-Culver Co.(::) .........................              25,224
     3,000  Avon Products, Inc. ............................             138,840
     2,800  Clorox Co. (The) ...............................              94,780
     7,000  Colgate-Palmolive Co. ..........................             412,930
     1,600  Ecolab, Inc. ...................................              65,552
    13,200  Gillette Co. (The) .............................             382,668
    59,300  Procter & Gamble Co. (The) .....................           3,783,340
                                                                     -----------
                                                                       4,903,334
                                                                     -----------
ELECTRIC UTILITIES -- 2.8%
     1,600  Allegheny Energy, Inc. .........................              77,200


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
     1,700  Ameren Corp. ....................................        $    72,590
     4,100  American Electric Power Co. .....................            189,297
    40,700  Calpine Corp.* ..................................          1,538,460
     2,000  Cinergy Corp. ...................................             69,900
     3,300  Citizens Communications Co.*(::) ................             39,699
     1,700  CMS Energy Corp. ................................             47,345
     2,800  Consolidated Edison, Inc.(::) ...................            111,440
    27,200  Constellation Energy Group ......................          1,158,720
     3,000  Dominion Resources, Inc. ........................            180,390
     2,100  DTE Energy Co. ..................................             97,524
    37,000  Duke Energy Corp. ...............................          1,443,370
     4,000  Edison International ............................             44,600
     2,800  Entergy Corp. ...................................            107,492
    41,087  Exelon Corp. ....................................          2,634,498
     2,800  FirstEnergy Corp. ...............................             90,048
     2,200  FPL Group, Inc. .................................            132,462
     1,600  GPU, Inc. .......................................             56,240
     1,700  KeySpan Corp. ...................................             62,016
     4,359  Mirant Corp.*(::) ...............................            149,950
    21,700  Montana Power Co. (The) .........................            251,720
     1,700  Niagara Mohawk Holdings, Inc.* ..................             30,073
     2,584  NiSource, Inc. ..................................             70,621
     4,700  PG&E Corp. ......................................             52,640
    32,500  Pinnacle West Capital Corp. .....................          1,540,500
     9,800  PPL Corp.(::) ...................................            539,000
     2,458  Progress Energy, Inc. ...........................            110,413
     2,600  Public Service Enterprise Group, Inc. ...........            127,140
     3,700  Reliant Energy, Inc. ............................            119,177
     2,600  Sempra Energy ...................................             71,084
     8,700  Southern Co. (The) ..............................            202,275
     6,500  The AES Corp.* ..................................            279,825
     3,200  TXU Corp.(::) ...................................            154,208
     4,460  Xcel Energy, Inc. ...............................            126,887
                                                                     -----------
                                                                      11,978,804
                                                                     -----------
ELECTRICAL EQUIPMENT -- 4.6%
     2,500  American Power Conversion Corp.* ................             39,375
    13,000  Eaton Corp. .....................................            911,300
     5,500  Emerson Electric Co.(::) ........................            332,750
   376,000  General Electric Co. ............................         18,330,000
       400  National Service Industries, Inc. ...............              9,028
       600  Thomas & Betts Corp. ............................             13,242
                                                                     -----------
                                                                      19,635,695
                                                                     -----------
ELECTRONICS -- 4.7%
     4,300  Advanced Micro Devices, Inc.* ...................            124,184
     5,100  Altera Corp.* ...................................            147,900
     4,600  Analog Devices, Inc.* ...........................            198,950
    33,900  Applied Micro Circuits Corp.* ...................            583,080
     3,000  Broadcom Corp.* .................................            128,280
    11,300  Celestica, Inc.*(::) ............................            581,950
     2,600  Conexant Systems, Inc.* .........................             23,270
     9,600  General Motors Corp. - Class H* .................            194,400
    12,000  Integrated Device Technology, Inc.* .............            380,280
   178,800  Intel Corp. .....................................          5,229,900
    16,300  JDS Uniphase Corp.* .............................            207,825
    25,700  KLA-Tencor Corp.*(::) ...........................          1,502,679
    31,300  Linear Technology Corp. .........................          1,384,086
     4,200  LSI Logic Corp.* ................................             78,960
    32,100  Marvell Technology Group Ltd.*(::) ..............            863,490
    23,800  Maxim Intergrated Products, Inc.* ...............          1,052,198
    45,600  Micron Technology, Inc.* ........................          1,874,160


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
     2,600  Molex, Inc. .....................................        $    94,978
   112,000  Motorola, Inc. ..................................          1,854,720
     2,100  National Semiconductor Corp.* ...................             61,152
     1,900  Novellus System, Inc.* ..........................            107,901
     1,000  Power-One, Inc.*(::) ............................             16,640
     1,100  QLogic Corp.* ...................................             70,895
    24,400  RF Micro Devices, Inc.* .........................            653,920
    28,900  Sanmina Corp.* ..................................            676,549
     2,100  Teradyne, Inc.* .................................             69,510
    40,400  Texas Instruments, Inc. .........................          1,272,600
     2,200  Vitesse Semiconductor Corp.* ....................             46,288
     7,900  Xerox Corp.(::) .................................             75,603
    17,400  Xilinx, Inc.* ...................................            717,576
                                                                     -----------
                                                                      20,273,924
                                                                     -----------
ENTERTAINMENT & LEISURE -- 0.4%
     7,200  Carnival Corp. - Class A ........................            221,040
    12,100  Eastman Kodak Co. ...............................            564,828
     1,600  Harrah's Entertainment, Inc.* ...................             56,480
     1,700  Hasbro, Inc. ....................................             24,565
     5,500  Mattel, Inc. ....................................            104,060
     3,900  Six Flags Entertainment* ........................             82,056
    26,400  Walt Disney Co. (The) ...........................            762,696
                                                                     -----------
                                                                       1,815,725
                                                                     -----------
FINANCIAL SERVICES -- 3.6%
     1,300  Bear Stearns Companies., Inc. (The) .............             76,661
    18,500  Charles Schwab Corp. (The) ......................            283,050
    63,339  Citigroup, Inc. .................................          3,346,833
     1,500  Countrywide Credit Industries, Inc. .............             68,820
    65,700  Federal National Mortgage Association ...........          5,594,355
     3,200  Franklin Resources, Inc. ........................            146,464
    10,200  Goldman Sachs Group LP. .........................            875,160
     3,800  John Hancock Financial Services, Inc. ...........            152,988
    17,300  Kimco Realty Corp. ..............................            819,155
     3,200  Lehman Brothers Holding, Inc. ...................            248,800
    47,700  Merrill Lynch & Co. .............................          2,826,225
    14,000  Morgan Stanley, Dean Witter and Co. .............            899,220
     1,500  T Rowe Price Group, Inc. ........................             56,085
                                                                     -----------
                                                                      15,393,816
                                                                     -----------
FOOD RETAILERS -- 0.4%
     5,100  Albertsons, Inc. ................................            152,949
    10,400  Kroger Co. (The)* ...............................            260,000
    52,500  Starbucks Corp.*(::) ............................          1,207,500
     2,000  Winn-Dixie Stores, Inc. .........................             52,260
                                                                     -----------
                                                                       1,672,709
                                                                     -----------
FOREST PRODUCTS & PAPER -- 0.8%
       500  Bemis Co., Inc. .................................             20,085
       600  Boise Cascade Corp. .............................             21,102
    16,200  Bowater, Inc. ...................................            724,788
     2,861  Georgia-Pacific Group ...........................             96,845
     6,094  International Paper Co. .........................            217,556
    19,700  Kimberly-Clark Corp. ............................          1,101,230
     1,000  Louisiana-Pacific Corp. .........................             11,730
     1,700  Pactiv Corp.* ...................................             22,780
       300  Potlatch Corp. ..................................             10,323
    22,100  Smurfit-Stone Container Corp.* ..................            358,020
       700  Temple-Inland, Inc. .............................             37,303
     1,400  Westvaco Corp. ..................................             34,006
     9,400  Weyerhaeuser Co. ................................            516,718
     1,500  Willamette Industries, Inc. .....................             74,250
                                                                     -----------
                                                                       3,246,736
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS -- 0.1%
     6,900  HCA - The Healthcare Corp. .......................        $  311,811
     4,600  HEALTHSOUTH Corp.* ...............................            73,462
     1,500  Manor Care, Inc.* ................................            47,625
     4,000  Tenet Healthcare Corp.* ..........................           206,360
                                                                      ----------
                                                                         639,258
                                                                      ----------
HEAVY CONSTRUCTION -- 0.0%
       600  Centex Corp. .....................................            24,450
       600  McDermott International, Inc.* ...................             6,990
                                                                      ----------
                                                                          31,440
                                                                      ----------
HEAVY MACHINERY -- 1.2%
    32,200  Applied Materials, Inc.* .........................         1,581,020
     4,200  Baker Hughes, Inc. ...............................           140,700
     1,000  Black & Decker Corp. (The) .......................            39,460
    22,800  Caterpillar, Inc. ................................         1,141,140
       400  Cummins Engine Co., Inc. .........................            15,480
     2,900  Deere & Co. ......................................           109,765
     2,700  Dover Corp.(::) ..................................           101,655
     1,900  Ingersoll-Rand Co. ...............................            78,280
     1,700  Pall Corp. .......................................            40,001
     1,400  Parker-Hannifin Corp. ............................            59,416
     1,200  Stanley Works (The) ..............................            50,256
       600  Timken Co. (The) .................................            10,164
    25,600  United Technologies Corp. ........................         1,875,456
     1,300  W.W. Grainger, Inc. ..............................            53,508
                                                                      ----------
                                                                       5,296,301
                                                                      ----------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.2%
     1,000  Johnson Controls, Inc. ...........................            72,470
       500  KB Home(::) ......................................            15,085
    32,100  Leggett & Platt, Inc. ............................           707,163
       800  Maytag Corp. .....................................            23,408
     3,200  Newell Rubbermaid, Inc. ..........................            80,320
       400  Pulte Corp. ......................................            17,052
       900  Whirlpool Corp. ..................................            56,250
                                                                      ----------
                                                                         971,748
                                                                      ----------
HOUSEHOLD PRODUCTS -- 0.1%
    11,500  Corning, Inc. ....................................           192,165
     1,900  Fortune Brands, Inc. .............................            72,884
     3,800  Illinois Tool Works, Inc. ........................           240,540
     2,700  Rohm & Haas Co. ..................................            88,830
       600  Snap-On, Inc. ....................................            14,496
                                                                      ----------
                                                                         608,915
                                                                      ----------
INDUSTRIAL - DIVERSIFIED -- 1.1%
     2,000  Convergys Corp.* .................................            60,500
       900  Phelps Dodge Corp. ...............................            37,350
    87,660  Tyco International, Ltd. .........................         4,777,470
                                                                      ----------
                                                                       4,875,320
                                                                      ----------
INSURANCE -- 4.6%
     1,700  Aetna, Inc.* .....................................            43,979
     6,800  AFLAC, Inc. ......................................           214,132
     9,200  Allstate Corp. ...................................           404,708
     1,400  AMBAC Financial Group, Inc. ......................            81,480
     6,400  American General Corp. ...........................           297,280
    66,800  American International Group, Inc. ...............         5,744,800
     3,100  AON Corp. ........................................           108,500
     2,300  Chubb Corp. ......................................           178,089
    21,900  Cigna Corp. ......................................         2,098,458
    33,100  Cincinnati Financial Corp. .......................         1,307,450
     4,400  Conseco, Inc.*(::) ...............................            60,060
     3,000  Hartford Financial Services Group, Inc. ..........
            (The) ............................................           205,200
     1,700  Humana, Inc.* ....................................            16,745
     2,100  Jefferson-Pilot Corp. ............................           101,472
     2,300  Lincoln National Corp. ...........................           119,025
     2,400  Loews Corp. ......................................           154,632


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
     3,500  Marsh & McLennan Companies, Inc. ................        $   353,500
    90,500  MBIA, Inc. ......................................          5,039,040
     9,600  Metlife, Inc. ...................................            297,408
     1,300  MGIC Investment Corp. ...........................             94,432
       900  Progressive Corp. (The) .........................            121,671
     1,700  SAFECO Corp. ....................................             50,150
     2,800  St. Paul Companies, Inc. (The) ..................            141,932
     2,700  Stillwell Financial, Inc. .......................             90,612
     1,500  Torchmark Corp. .................................             60,315
     4,000  UnitedHealth Group, Inc. ........................            247,000
     3,000  UnumProvident Corp. .............................             96,360
       800  Wellpoint Health Networks, Inc.* ................             75,392
    23,100  Xl Capital Limited - Class A ....................          1,896,510
                                                                     -----------
                                                                      19,700,332
                                                                     -----------
LODGING -- 0.1%
     4,700  Hilton Hotels Corp. .............................             54,520
     2,900  Marriott International, Inc. ....................            137,286
     2,500  Starwood Hotels & Resorts Worldwide, Inc. .......             93,200
                                                                     -----------
                                                                         285,006
                                                                     -----------
MEDIA - BROADCASTING & PUBLISHING -- 2.9%
    32,400  Adelphia Communications Corp. - Class  A*(::) ...          1,328,400
       600  American Greetings Corp. ........................              6,600
   154,200  AT&T Liberty Media Group* .......................          2,697,011
    35,018  Clear Channel Communications, Inc.* .............          2,195,629
    11,800  Comcast Corp.* ..................................            512,120
     1,100  Dow Jones & Co., Inc. ...........................             65,681
    14,000  Gannett Co., Inc. ...............................            922,600
     1,000  Knight-Ridder, Inc.(::) .........................             59,300
     2,500  McGraw-Hill Companies, Inc. (The) ...............            165,375
       600  Meredith Corp. ..................................             21,486
     2,100  New York Times Co. (The) - Class A ..............             88,200
    13,300  Scripps Co. (E.W.) ..............................            917,700
     3,720  Tribune Co. .....................................            148,837
     2,500  Univision Communications, Inc.*(::) .............            106,950
    35,200  USA Networks, Inc.* .............................            992,288
    42,600  Viacom, Inc. - Class B* .........................          2,204,550
                                                                     -----------
                                                                      12,432,727
                                                                     -----------
MEDICAL SUPPLIES -- 2.3%
     4,366  Agilent Technologies, Inc.* .....................            141,895
     1,700  Allergan, Inc. ..................................            145,350
    21,000  Applera Corp. - Applied Biosystems Group ........            561,750
       800  Bausch & Lomb, Inc. .............................             28,992
    27,800  Baxter International, Inc. ......................          1,362,200
     3,300  Becton, Dickinson & Co. .........................            118,107
     2,200  Biomet, Inc. ....................................            105,732
     4,900  Boston Scientific Corp.* ........................             83,300
       700  C.R. Bard, Inc. .................................             39,865
     1,700  Danaher Corp. ...................................             95,200
     3,900  Guidant Corp.* ..................................            140,400
    66,338  Johnson & Johnson(::) ...........................          3,316,900
     1,400  Mead Corp. ......................................             37,996
    54,800  Medtronic, Inc. .................................          2,521,348
       500  Millipore Corp. .................................             30,990
     1,100  St. Jude Medical, Inc.*(::) .....................             66,000
     2,500  Stryker Corp. ...................................            137,125
    38,900  Thermo Electron Corp.* ..........................            856,578
                                                                     -----------
                                                                       9,789,728
                                                                     -----------
METALS -- 0.6%
     4,000  Alcan Aluminium, Ltd. ...........................            168,080


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
    43,600  Alcoa, Inc. .....................................        $ 1,717,840
       800  Allegheny Technologies, Inc. ....................             14,472
     4,800  Barrick Gold Corp. ..............................             72,720
     1,200  Cooper Industries, Inc. .........................             47,508
       600  Crane Co. .......................................             18,600
     1,800  Engelhard Corp. .................................             46,422
     1,600  Freeport-McMoRan Copper & Gold, Inc.* ...........             17,680
     2,600  Homestake Mining Co. ............................             20,150
     2,200  Inco Ltd.* ......................................             37,972
     5,400  Masco Corp. .....................................            134,784
     2,300  Newmont Mining Corp.(::) ........................             42,803
     1,100  Nucor Corp.(::) .................................             53,779
     3,900  Placer Dome, Inc. ...............................             38,220
       900  USX-US Steel Group, Inc. ........................             18,135
       900  Worthington Industries, Inc. ....................             12,240
                                                                     -----------
                                                                       2,461,405
                                                                     -----------
OIL & GAS -- 6.1%
     1,100  Amerada Hess Corp. ..............................             88,880
     3,237  Anadarko Petroleum Corp. ........................            174,895
     1,500  Apache Corp. ....................................             76,125
     1,000  Ashland, Inc. ...................................             40,100
     2,600  Burlington Resources, Inc. ......................            103,870
    45,900  Chevron Corp. ...................................          4,153,950
    19,900  Conoco, Inc. ....................................            575,110
     4,200  Dynegy, Inc.(::) ................................            195,300
    34,221  El Paso Energy Corp. ............................          1,797,971
    54,600  Enron Corp. .....................................          2,675,400
     1,500  EOG Resources, Inc. .............................             53,325
   142,800  Exxon Mobil Corp. ...............................         12,473,580
     1,400  Kinder Morgan, Inc. .............................             70,350
     4,400  Occidental Petroleum Corp. ......................            116,996
       600  ONEOK, Inc. .....................................             11,820
     3,300  Phillips Petroleum Co.(::) ......................            188,100
    27,100  Royal Dutch Petroleum Co. .......................          1,579,117
     7,300  Schlumberger Ltd. ...............................            384,345
     3,400  Sunoco, Inc. ....................................            124,542
     7,000  Texaco, Inc. ....................................            466,200
     1,900  Tosco Corp. .....................................             83,695
     2,100  Ultramar Diamond Shamrock Corp.(::) .............             99,225
     3,000  Unocal Corp. ....................................            102,450
     7,700  USX-Marathon Group ..............................            227,227
     6,100  Williams Companies, Inc. (The) ..................            200,995
                                                                     -----------
                                                                      26,063,568
                                                                     -----------
OIL & GAS DISTRIBUTION -- 0.0%
       500  NICOR, Inc. .....................................             19,490
       400  Peoples Energy Corp. ............................             16,080
                                                                     -----------
                                                                          35,570
                                                                     -----------
OIL & GAS EXPLORATION -- 0.0%
     1,700  Devon Energy Corp.(::) ..........................             89,250
     1,100  Kerr-McGee Corp. ................................             72,897
                                                                     -----------
                                                                         162,147
                                                                     -----------
OIL & GAS FIELD SERVICES -- 0.5%
    23,800  Helmerich & Payne, Inc. .........................            733,516
     1,900  Nabors Industries, Inc.*(::) ....................             70,680
     1,600  Noble Drilling Corp.* ...........................             52,400
    39,900  Rowan Co., Inc.* ................................            881,790
    14,150  Transocean Sedco Forex, Inc. ....................            583,688
                                                                     -----------
                                                                       2,322,074
                                                                     -----------
PHARMACEUTICALS -- 9.4%
    63,200  Abbott Laboratories .............................          3,034,232
    90,700  American Home Products Corp. ....................          5,300,508
    47,740  Amgen, Inc.* ....................................          2,896,863
     7,400  Andrx Group* ....................................            569,800
     1,800  Biogen, Inc.* ...................................             97,848
    31,000  Bristol Myers Squibb Co. ........................          1,621,300


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
     5,650  Cardinal Health, Inc. ..........................         $   389,850
     2,500  Chiron Corp.* ..................................             127,500
    44,000  Eli Lilly & Co. ................................           3,256,000
     9,300  Forest Laboratories, Inc.* .....................             660,300
    23,500  Genentech, Inc.* ...............................           1,294,850
    14,125  IVAX Corp.* ....................................             550,875
    16,800  King Pharmaceuticals, Inc.* ....................             903,000
    14,900  McKesson HBOC, Inc. ............................             553,088
    27,700  MedImmune, Inc.* ...............................           1,307,440
    44,300  Merck & Co., Inc. ..............................           2,831,213
    20,800  Mylan Labs, Inc. ...............................             585,104
   277,077  Pfizer, Inc. ...................................          11,096,934
    80,600  Schering Plough Corp. ..........................           2,920,944
     1,100  Sigma-Aldrich Corp. ............................              42,482
     1,200  Watson Pharmaceutical, Inc.* ...................              73,968
                                                                     -----------
                                                                      40,114,099
                                                                     -----------
REAL ESTATE -- 0.5%
    56,900  Equity Office Properties(::) ...................           1,799,747
    10,900  Security Capital, Inc.* ........................             233,260
                                                                     -----------
                                                                       2,033,007
                                                                     -----------
RESTAURANTS -- 0.5%
    17,900  Brinker International, Inc.* ...................             462,715
     1,700  Darden Restaurants, Inc. .......................              47,430
    61,100  McDonald's Corp. ...............................           1,653,366
     1,700  Tricon Global Restaurants, Inc.* ...............              74,630
     1,600  Wendy's International, Inc. ....................              40,864
                                                                     -----------
                                                                       2,279,005
                                                                     -----------
RETAILERS -- 3.5%
     1,700  AutoZone, Inc.* ................................              63,750
    26,100  Bed Bath & Beyond, Inc.* .......................             783,000
    27,200  Best Buy Co., Inc.*(::) ........................           1,727,744
     1,100  Big Lots, Inc.* ................................              15,048
     2,500  Circuit City Stores, Inc. ......................              45,000
     5,700  Costco Wholesale Corp.* ........................             234,156
     4,900  CVS Corp. ......................................             189,140
       900  Dillard's, Inc. ................................              13,743
     3,950  Dollar General Corp. ...........................              77,025
    77,700  Family Dollar Stores ...........................           1,991,451
     2,600  Federated Department Stores, Inc.* .............             110,500
       900  Harcourt General, Inc.(::) .....................              52,371
     3,700  J.C. Penney Co., Inc.(::) ......................              97,532
     6,700  KMart Corp.* ...................................              76,849
       400  Longs Drug Stores Corp. ........................               8,620
     4,000  May Department Stores Co. (The) ................             137,040
     1,800  Nordstrom, Inc.(::) ............................              33,390
     4,200  Office Depot, Inc.* ............................              43,596
     1,900  RadioShack Corp. ...............................              57,950
     2,900  Rite Aid Corp.* ................................              26,100
     4,200  Sears Roebuck & Co. ............................             177,702
     1,900  Sherwin-Williams Co. (The) .....................              42,180
     5,800  Staples, Inc.* .................................              92,742
    11,300  Target Corp. ...................................             390,980
     1,700  Tiffany & Co. ..................................              61,574
     3,700  TJX Companies, Inc. (The) ......................             117,919
     2,800  Toys "R" Us, Inc.* .............................              69,300
   155,926  Wal-Mart Stores, Inc. ..........................           7,609,189
    12,900  Walgreen Co. ...................................             440,535
                                                                     -----------
                                                                      14,786,126
                                                                     -----------
TELEPHONE SYSTEMS -- 5.5%
     4,000  ALLTEL Corp. ...................................             245,040
   100,161  AT&T Corp. .....................................           2,203,542
    23,600  BellSouth Corp. ................................             950,372
    32,200  Broadwing, Inc.* ...............................             787,290
     1,800  CenturyTel, Inc.(::) ...........................              54,540
    11,300  Global Crossing Ltd.*(::) ......................              97,632
   128,124  Qwest Communications International, Inc ........           4,083,312


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

CitiStreet Funds, Inc. / Large Company Stock Fund / June 30, 2001 (Unaudited) (continued)

Shares                                                                  Value
--------------------------------------------------------------------------------
    93,500  SBC Communications, Inc. ......................         $  3,745,610
    11,000  Sprint Corp. (FON Group) ......................              234,960
    58,400  Sprint Corp. (PCS Group)*(::) .................            1,410,360
   150,096  Verizon Communications ........................            8,030,136
    95,700  WorldCom, Inc.* ...............................            1,431,672
                                                                    ------------
                                                                      23,274,466
                                                                    ------------
TEXTILES, CLOTHING & FABRICS -- 0.5%
    14,800  Jones Apparel Group, Inc.*(::) ................              639,360
       700  Liz Claiborne, Inc. ...........................               35,315
    28,100  NIKE, Inc. ....................................            1,179,919
       600  Reebok International Ltd.*(::) ................               19,170
     1,400  V.F. Corp. ....................................               50,932
                                                                    ------------
                                                                       1,924,696
                                                                    ------------
TRANSPORTATION -- 0.6%
       900  Brunswick Corp. ...............................               21,627
     5,100  Burlington Northern Santa Fe Corp. ............              153,867
    12,300  Canadian National Railway Co. .................              498,150
     2,800  CSX Corp. .....................................              101,472
       300  FMC Corp.* ....................................               20,568
     4,700  Norfolk Southern Corp. ........................               97,290
       600  Ryder System ..................................               11,760
    26,500  Sabre Holdings Corp.* .........................            1,325,000
     3,200  Union Pacific Corp. ...........................              175,712
                                                                    ------------
                                                                       2,405,446
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $447,480,396) .....................................          416,920,095
                                                                    ------------

Principal
Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
Cash Equivalents -- 4.0%
$ 5,881,303  American Express
             4.006%, 10/05/01 (b) ........................             5,881,303
                                                                  -------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
$ 2,989,613  Dreyfus Money Market Fund
             4.045%, (b) .................................        $   2,989,613
  1,991,901  Fleet National Bank
             4.205%, 10/31/01 (b) ........................            1,991,901
    597,922  Merrill Lynch
             4.165%, 07/02/01 (b) ........................              597,922
  1,315,429  Merrimac Cash Fund Premium Class
             4.119%, (b) .................................            1,315,429
  2,391,690  Royal Bank of Canada
             4.000%, 07/02/01 (b) ........................            2,391,690
  1,793,767  Toronto Dominion
             4.060%, 07/02/01 (b) ........................            1,793,767
                                                                  -------------
                                                                     16,961,625
                                                                  -------------
U.S. Government -- 0.1%
    280,000  U.S. Treasury Bill
             3.435%, 09/13/01 (c) ........................              278,023
     75,000  U.S. Treasury Bill
             3.460%, 09/13/01 (c) ........................               74,467
                                                                  -------------
                                                                        352,490
                                                                  -------------
U.S. Treasury Bills -- 0.0%
    150,000  U.S. Treasury Bill
             3.455%, 09/13/01 (c) ........................              148,935
                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $17,463,050) .....................................           17,463,050
                                                                  -------------

TOTAL INVESTMENTS -- 101.7%
  (Cost $464,943,446) ....................................          434,383,145
                                                                  -------------

Other assets in excess of liabilities -- (1.7)% ..........           (7,374,022)
                                                                  -------------

TOTAL NET ASSETS -- 100.0% ...............................        $ 427,009,123
                                                                  =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
ADR -- American Depository Receipt * Non-income producing security.
(::) All or a portion of security out on loan.
(a)  An affiliate of CitiStreet Funds Management LLC
(b)  Represents investments of security lending collateral (Note 2).
(c) Security has been pledged to cover collateral requirements for open futures.


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 4.4%
Corporate Debt -- 2.4%
$ 2,000,000  Abbey National Capital Trust I, Variable Rate
             8.963%, 12/29/49 ................................       $ 2,244,860
    121,000  Avecia Group Plc, Yankee-Dollar
             11.000%, 07/01/09 ...............................           123,420
    400,000  Axa
             8.600%, 12/15/30 ................................           437,276
    500,000  Calpine Canada Energy Financial
             8.500%, 05/01/08 ................................           488,098
    250,000  Canadian Forest Oil Ltd.
             8.750%, 09/15/07 ................................           255,000
    375,000  Global Crossing Holdings Ltd., Yankee-Dollar
             9.500%, 11/15/09 ................................           290,625
  1,200,000  International Bank Recon & Develop
             5.625%, 03/17/03 ................................         1,224,048
    200,000  Korea Electric Power
             6.375%, 12/01/03 ................................           201,658
    500,000  Phillips Pete
             8.750%, 05/25/10 ................................           570,910
  3,000,000  Standard Chartered Bank, 144A
             8.000%, 05/30/31 ................................         3,046,500
  1,450,000  Sumitomo Bank Treasury, 144A, Variable Rate
             9.400%, 12/29/49 ................................         1,460,875
    250,000  Teekay Shipping Corp., 144A
             8.875%, 07/15/11 ................................           253,750
    250,000  TeleWest Communications Plc, Yankee-Dollar,
             Step Up
             11.000%, 10/01/07 ...............................           207,500
    102,000  Tembec Industries, Inc.
             8.500%, 02/01/11 ................................           104,550
    400,000  Tyco International Group SA
             6.875%, 09/05/02 ................................           408,320
    975,000  United Mexican States
             8.375%, 01/14/11 ................................           983,775
    500,000  United Mexican States Series B
             6.250%, 12/31/19 ................................           466,331
                                                                     -----------
                                                                      12,767,496
                                                                     -----------
Government Obligations -- 2.0%
    500,000  Canada - Government
             6.375%, 11/30/04 ................................           517,975
    800,000  France Telecom, 144A
             7.750%, 03/01/11 ................................           814,984
  1,230,000  Manitoba (Province) Series EE, Yankee-Dollar
             9.500%, 09/15/18 ................................         1,592,100
  2,300,000  Province of Ontario
             7.375%, 01/27/03 ................................         2,393,840
    300,000  Quebec Province
             7.500%, 09/15/29 ................................           319,968
    900,000  Republic of Italy
             6.875%, 09/27/23 ................................           938,403
    800,000  United Mexican States
             8.125%, 12/30/19 ................................           758,000
  2,710,000  United Mexican States Global Bond
             11.500%, 05/15/26 ...............................         3,421,375
                                                                     -----------
                                                                      10,756,645
                                                                     -----------
TOTAL FOREIGN OBLIGATIONS
  (Cost $23,068,959) .........................................        23,524,141
                                                                     -----------
U.S. CORPORATE OBLIGATIONS -- 20.8%
Asset Backed And Mortgage Backed -- 0.2%
  1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/36 ................................         1,055,936
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
Corporate Bonds & Notes -- 20.3%
$    79,000  AES Corp.
             10.250%, 07/15/06 ...............................        $   81,567
     30,000  AES Corp. (The)
             9.375%, 09/15/10 ................................            30,139
     94,000  AES Corp. (The)
             9.500%, 06/01/09 ................................            96,350
     46,000  AK Steel Holding Corp.
             7.875%, 02/15/09 ................................            44,390
    400,000  Alcoa, Inc.
             7.375%, 08/01/10 ................................           420,908
     33,000  Alliance Atlantis Communications, Inc.
             13.000%, 12/15/09 ...............................            34,815
    250,000  Allied Waste North America
             10.000%, 08/01/09 ...............................           256,875
    214,000  Allied Waste North America, 144A
             8.875%, 04/01/08 ................................           218,815
     33,000  American Axle & Manufacturing Holdings, Inc
             9.750%, 03/01/09 ................................            33,000
    125,000  American Cellular Corp., 144A
             9.500%, 10/15/09 ................................           118,125
    265,000  American Safety Razor Co. Series B
             9.875%, 08/01/05 ................................           262,350
     96,000  American Standard, Inc.
             7.375%, 04/15/05 ................................            95,520
    250,000  American Tower Corp., 144A
             9.375%, 02/01/09 ................................           233,750
    300,000  Anadarko Finance Co.
             7.500%, 05/01/31 ................................           304,977
    148,000  Anchor Gaming
             9.875%, 10/15/08 ................................           157,990
    200,000  AOL Time Warner
             7.625%, 04/15/31(::) ............................           199,950
    400,000  AOL Time Warner, Inc.
             9.125%, 01/15/13 ................................           457,948
    400,000  AOL Time Warner, Inc.
             9.150%, 02/01/23 ................................           461,080
    250,000  Applied Extrusion Technologies, Inc., 144A
             10.750%, 07/01/11 ...............................           253,750
  1,200,000  AT&T Corp.
             6.000%, 03/15/09 ................................         1,115,964
  1,200,000  AT&T Wireless Group
             7.875%, 03/01/11 ................................         1,202,424
    117,000  Avis Group Holdings, Inc.
             11.000%, 05/01/09 ...............................           131,344
    500,000  Bank of America Corp.
             6.625%, 06/15/04 ................................           515,830
  3,000,000  Bank of America Corp.
             7.125%, 09/15/06 ................................         3,135,450
    700,000  Bank One Corp.
             7.625%, 08/01/05 ................................           740,124
    300,000  Bank One Corp.
             7.875%, 08/01/10 ................................           321,567
    250,000  BE Aerospace, Inc., 144A
             8.875%, 05/01/11 ................................           247,500
    250,000  Belko Oil & Gas
             8.875%, 09/15/07 ................................           257,500
    200,000  BellSouth Telecommunications, Inc.
             6.375%, 06/01/28 ................................           177,878
    250,000  Beverly Enterprises, Inc., 144A
             9.625%, 04/15/09 ................................           255,625
  1,200,000  British Telecom Plc
             7.625%, 12/15/05 ................................         1,260,624
    390,000  Burlington Northern Santa Fe Corp.
             6.375%, 12/15/05 ................................           389,965
    100,000  Burlington Northern Santa Fe Corp.
             7.000%, 12/15/25 ................................            94,557


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$    66,000  Calpine Corp.
             7.750%, 04/15/09 ..............................          $   62,598
    400,000  Capital One Financial Corp.
             6.875%, 02/01/06 ..............................             391,344
  1,500,000  Cendant Corp.
             7.750%, 12/01/03 ..............................           1,531,725
     33,000  Century Communications
             8.875%, 01/15/07 ..............................              30,525
    500,000  Century Communications Corp.
             8.375%, 12/15/07 ..............................             450,000
    268,000  Chancellor Media Series B
             8.125%, 12/15/07 ..............................             278,720
    750,000  Charter Communication Holdings
             0.000%, 01/15/10 ..............................             502,500
     20,000  Charter Communication Holdings
             10.750%, 10/01/09 .............................              21,150
    334,000  Charter Communications, Inc.
             8.625%, 04/01/09 ..............................             318,970
  1,000,000  CIT Group Holdings, Inc.
             8.375%, 11/01/01 ..............................           1,011,880
    600,000  CIT Group, Inc.
             6.500%, 02/07/06 ..............................             606,666
     60,000  CMS Energy Corp.
             7.500%, 01/15/09 ..............................              55,587
    325,000  CMS Energy Corp.
             9.875%, 10/15/07 ..............................             343,021
    250,000  Coast Hotels & Casino
             9.500%, 04/01/09 ..............................             256,250
    300,000  Coca-Cola Enterprises, Inc.
             8.500%, 02/01/22 ..............................             343,986
    500,000  Commonwealth Edison Co.
             8.625%, 02/01/22 ..............................             505,095
    250,000  Comstock Resources, Inc.
             11.250%, 05/01/07 .............................             265,625
    250,000  Conmed Corp.
             9.000%, 03/15/08 ..............................             242,500
    700,000  Conoco, Inc.
             6.950%, 04/15/29 ..............................             672,679
    125,000  Constellation Brands, Inc., 144A
             8.000%, 02/15/08 ..............................             125,312
    250,000  Crown Castle International Corp.
             10.750%, 08/01/11(::) .........................             237,500
    500,000  CSC Holdings, Inc.
             9.875%, 02/15/13 ..............................             525,000
    760,000  CSX Corp.
             7.450%, 05/01/07 ..............................             792,710
  1,630,000  CSX Corp.
             7.950%, 05/01/27 ..............................           1,690,294
    600,000  DaimlerChrysler NA Holdings
             7.750%, 01/18/11 ..............................             614,196
  1,500,000  Dominion Fiber, 144A
             7.050%, 03/15/05 ..............................           1,521,465
    200,000  Dow Chemical Co. (The)
             6.125%, 02/01/11 ..............................             193,560
    760,000  Dresdner Funding Trust I, 144A
             8.151%, 06/30/31 ..............................             779,549
    400,000  Dupont (E.I.) de Nemours & Co.
             6.750%, 10/15/04 ..............................             414,560
    125,000  Dura Operating Corp., 144A
             9.000%, 05/01/09 ..............................             118,125
    193,000  Echostar DBS Corp.
             9.375%, 02/01/09 ..............................             188,175
     40,000  Emmis Communication Corp.
             8.125%, 03/15/09 ..............................              38,000
    200,000  Equity Office Properties Trust
             7.750%, 11/15/07 ..............................             209,792


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$   250,000  FelCor Lodging LP
             9.500%, 09/15/08 ................................        $  253,970
    200,000  First Union Capital I
             8.040%, 12/01/26 ................................           199,374
    600,000  FleetBoston Financial Corp.
             7.250%, 09/15/05 ................................           628,392
     59,000  Flextronics International Ltd.
             9.875%, 07/01/10 ................................            59,000
  1,510,000  Ford Motor Co.
             7.450%, 07/16/31 ................................         1,451,004
    800,000  Ford Motor Credit Co.
             6.125%, 04/28/03 ................................           812,256
  1,500,000  Ford Motor Credit Corp.
             6.700%, 07/16/04 ................................         1,535,835
    500,000  General Electric Capital Corp.
             7.375%, 01/19/10 ................................           538,345
    500,000  General Motors Acceptance Corp.
             5.800%, 03/12/03 ................................           505,775
    400,000  General Motors Acceptance Corp.
             6.150%, 04/05/07 ................................           388,816
  3,000,000  General Motors Acceptance Corp.
             7.500%, 07/15/05 ................................         3,149,850
    350,000  General Motors Acceptance Corp.
             9.625%, 12/15/01 ................................           357,500
    304,842  GG1B Funding Corp.
             7.430%, 01/15/11 ................................           307,759
     35,000  Global Crossing Holdings Ltd., 144A
             9.125%, 11/15/06 ................................            27,825
  1,600,000  Goldman Sachs Group, Inc.
             6.650%, 05/15/09 ................................         1,579,760
    800,000  Goldman Sachs Group, Inc.
             6.875%, 01/15/11 ................................           797,336
    375,000  HCA - The Healthcare Co.
             8.750%, 09/01/10 ................................           398,437
      4,000  Hercules, Inc.
             11.125%, 11/15/07 ...............................             3,980
    250,000  HMH Properties Series B
             7.875%, 08/01/08 ................................           235,000
     13,000  HMH Properties, Inc. Series C
             8.450%, 12/01/08 ................................            12,707
    225,000  Hollinger International Publishing, Inc.
             9.250%, 02/01/06 ................................           228,375
     82,000  Horseshoe Gaming LLC, 144A
             8.625%, 05/15/09 ................................            82,820
     13,000  Host Marriott Corp.
             9.250%, 10/01/07 ................................            13,130
    800,000  Household Finance Corp.
             8.000%, 05/09/05 ................................           854,816
  3,000,000  Household Finance Corp.
             8.000%, 07/15/10 ................................         3,226,350
     97,000  Huntsman Corp., 144A
             9.500%, 07/01/07 ................................            72,750
     75,000  Huntsman ICI Chemicals, 144A
             0.000%, 12/31/09 (a) ............................            23,063
    250,000  IASIS Healthcare Corp.
             13.000%, 10/15/09 ...............................           265,000
    328,000  Insight Midwest/Insight Capital
             10.500%, 11/01/10 ...............................           347,680
    600,000  Inter-American Devel Bank
             7.375%, 01/15/10 ................................           651,252
    200,000  International Business Machines Corp. (IBM)
             6.500%, 01/15/28 ................................           186,210
    200,000  International Business Machines Corp. (IBM)
             7.500%, 06/15/13 ................................           216,548


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$   400,000  International Paper Co.
             8.000%, 07/08/03 ................................        $  418,600
    250,000  Iron Mountain, Inc.
             8.750%, 09/30/09 ................................           252,500
    250,000  ISP Chemco, Inc., 144A
             10.250%, 07/01/11 ...............................           251,250
    300,000  J.P. Morgan Chase & Co.
             6.750%, 02/01/11 ................................           300,627
    300,000  JP Morgan & Co., Inc.
             6.000%, 01/15/09 ................................           290,397
  2,000,000  JP Morgan Co., Variable Rate
             6.902%, 02/15/12 ................................         1,892,480
     63,000  KB Home
             9.500%, 02/15/11 ................................            63,630
    400,000  Kellogg Co., 144A
             7.450%, 04/01/31 ................................           394,480
    250,000  Key Bank National Association Series B
             7.000%, 02/01/11 ................................           248,448
    500,000  KeySpan Corp.
             7.625%, 11/15/10 ................................           528,905
    400,000  KFW International Finance
             7.125%, 02/15/05 ................................           419,064
    240,000  Lear Corp.
             7.960%, 05/15/05 ................................           244,494
    300,000  Lehman Brothers Holdings, Inc.
             7.000%, 02/01/08 ................................           305,133
    200,000  Leslie's Poolmart
             10.375%, 07/15/04 ...............................           167,000
    250,000  LIN Television Corp., 144A
             8.000%, 01/15/08 ................................           242,500
  1,190,000  Lockheed Martin Corp.
             8.500%, 12/01/29 ................................         1,323,422
    600,000  Loews Corp.
             7.625%, 06/01/23 ................................           587,880
    250,000  Lomak Petroleum
             8.750%, 01/15/07 ................................           240,000
     98,000  Lyondell Chemical Co.
             9.625%, 05/01/07 ................................            97,755
     30,000  Lyondell Chemical Co.
             9.875%, 05/01/07 ................................            29,925
     69,000  McLeod USA, Inc.
             8.125%, 02/15/09 ................................            37,260
     66,000  McLeod USA, Inc.
             9.500%, 11/01/08 ................................            35,970
    103,000  Mediacom LLC, 144A
             9.500%, 01/15/13 ................................            99,395
    300,000  Merrill Lynch
             6.875%, 11/15/18 ................................           294,108
    291,000  MGM Grand, Inc.
             9.750%, 06/01/07 ................................           309,915
    250,000  Midland Bank Plc
             6.950%, 03/15/11 ................................           251,663
    250,000  Millenium America, Inc., 144A
             9.250%, 06/15/08 ................................           250,000
  1,300,000  Morgan Stanley, Dean Witter & Co.
             6.100%, 04/15/06 ................................         1,297,491
    500,000  Motorola, Inc.
             6.750%, 02/01/06(::) ............................           466,820
    200,000  Nationsbank Corp.
             6.800%, 03/15/28 ................................           187,534
    750,000  Nextel Communications, Inc.
             0.000%, 10/31/07 (a) ............................           487,500
     63,000  Nextel Communications, Inc.
             9.500%, 02/01/11 ................................            49,534
    250,000  NEXTLINK Communications, Inc.
             10.750%, 06/01/09(::) ...........................            80,000
    250,000  Nextmedia Operating, Inc.
             10.750%, 07/01/11 ...............................           246,275
  2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06 ................................         2,081,180


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$ 1,300,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08 ................................        $1,327,179
    900,000  Niagara Mohawk Power Series H, Step Up
             8.500%, 07/01/10 ................................           779,184
    288,000  Nortek, Inc. Series B
             8.875%, 08/01/08 ................................           278,640
    300,000  Northrop Grumman Corp.
             7.750%, 02/15/31 ................................           297,705
    500,000  NTL Communications Corp. Series B
             11.500%, 10/01/08 ...............................           330,000
     85,000  NTL, Inc.
             11.500%, 02/01/06 ...............................            56,950
    250,000  Nuevo Energy Co.
             9.500%, 06/01/08 ................................           250,000
     80,000  Ocean Energy, Inc. Series B
             8.875%, 07/15/07 ................................            83,800
    124,000  Orion Power Holdings, Inc.
             12.000%, 05/01/10 ...............................           138,260
     76,000  P & L Coal Holdings Corp. Series B
             9.625%, 05/15/08 ................................            80,560
    500,000  Park Place Entertainment
             9.375%, 02/15/07 ................................           526,875
    250,000  Parker Drilling Co.
             9.750%, 11/15/06 ................................           253,750
    200,000  Pemex Master Trust
             8.500%, 02/15/08 ................................           206,500
    970,000  Pepsi Bottling Group, Inc. Series B
             7.000%, 03/01/29 ................................           972,944
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05 ................................           759,514
     65,000  Pioneer Natural Resource
             9.625%, 04/01/10 ................................            72,475
    250,000  Playtex Products, Inc., 144A
             9.375%, 06/01/11 ................................           254,375
    600,000  Progress Energy, Inc.
             6.750%, 03/01/06 ................................           610,794
  3,000,000  Providian Master Trust
             7.490%, 08/17/09 ................................         3,182,790
  6,052,000  Prudential Mortgage Funding
             56.040%, 05/10/34 ...............................           200,503
    600,000  PSEG Power
             7.750%, 04/15/11 ................................           612,468
    700,000  Qwest Capital Funding
             7.900%, 08/15/10 ................................           720,531
  1,650,000  Qwest Capital Funding, Inc., 144A
             7.250%, 02/15/11 ................................         1,633,847
    250,000  Radio One, Inc., 144A
             8.875%, 07/01/11 ................................           250,000
    400,000  Raytheon Co.
             6.750%, 08/15/07 ................................           387,608
    250,000  Revlon Consumer Products
             8.125%, 02/01/06 ................................           175,000
     25,000  Rite Aid Corp.
             7.625%, 04/15/05 ................................            22,125
    250,000  Riverwood International Corp., 144A
             10.625%, 08/01/07 ...............................           256,250
  1,040,000  RJ Reynolds Tobacco Holding, Inc. Series B
             7.750%, 05/15/06 ................................         1,046,302
  1,170,000  RJ Reynolds Tobacco Holding, Inc. Series B
             7.875%, 05/15/09 ................................         1,135,040
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05 ................................         2,044,440
    940,000  Rohm + Hass Co.
             7.850%, 07/15/29 ................................           976,228
     10,000  Ryland Group, Inc.
             9.750%, 09/01/10 ................................            10,500


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$   200,000  Safeway, Inc.
             7.250%, 02/01/31 ...............................         $  193,670
    125,000  Sanwa Bank Ltd.
             7.400%, 06/15/11 ...............................            121,166
    200,000  Sears Roebuck Acceptance Corp.
             7.000%, 02/01/11 ...............................            196,266
    100,000  Simon Property Group LP
             6.625%, 06/15/03 ...............................            100,984
    500,000  Spectrasite Holdings, Inc. Series B
             0.000%, 03/15/10 (a) ...........................            210,000
    250,000  Superior Energy Services, Inc., 144A
             8.875%, 05/15/11 ...............................            251,875
    200,000  Target Corp
             5.500%, 04/01/07 ...............................            194,286
  1,090,000  TCI Communications, Inc.
             7.875%, 02/15/26 ...............................          1,099,211
    950,000  TCI Communications, Inc.
             8.750%, 08/01/15 ...............................          1,065,425
  1,860,000  TCI Communications, Inc.
             9.650%, 03/31/27 ...............................          2,029,762
    800,000  Telecommunications, Inc.
             7.875%, 08/01/13 ...............................            839,768
     19,000  Tembec Finance Corp.
             9.875%, 09/30/05 ...............................             19,380
     60,000  Tembec Industries, Inc., 144A
             8.500%, 02/01/11 ...............................             61,500
    200,000  Tennessee Gas Pipeline Co.
             7.000%, 10/15/28 ...............................            177,150
    102,000  Terex Corp. Series D
             8.875%, 04/01/08 ...............................             98,430
    150,000  Terex Corp., 144A
             10.375%, 04/01/11(::) ..........................            155,250
     80,000  Toll Corp.
             8.250%, 02/01/11 ...............................             77,600
    200,000  Transocean Sedco Forex, Inc.
             6.625%, 04/15/11 ...............................            196,662
    200,000  Transocean Sedco Forex, Inc.
             7.500%, 04/15/31 ...............................            200,242
    250,000  Triad Hospitals, Inc., 144A
             8.750%, 05/01/09 ...............................            254,375
     28,000  Triton Energy Ltd.
             8.875%, 10/01/07 ...............................             28,840
    370,000  UBS Preferred Funding Trust I
             8.622%, 10/29/49 ...............................            400,602
    600,000  Unilever Capital Corp.
             6.750%, 11/01/03 ...............................            620,328
    250,000  Unisys Corp.
             8.125%, 06/01/06 ...............................            242,500
    200,000  United Airlines, Inc.
             7.186%, 04/01/11 ...............................            203,992
    500,000  United International Holdings, Inc.
             Series B, Step Up
             10.750%, 02/15/08 ..............................            160,000
  1,980,000  USA Waste
             7.000%, 07/15/28 ...............................          1,772,009
    800,000  Verizon Global Funding Corp.
             7.750%, 12/01/30 ...............................            822,512
  3,000,000  Viacom, Inc., 144A
             6.625%, 05/15/11 ...............................          2,941,170
     90,000  Vintage Petroleum, Inc.
             7.875%, 05/15/11 ...............................             87,750
     82,000  Voicestream Wireless Corp.
             10.375%, 11/15/09 ..............................             93,890
  3,000,000  Wal-Mart Stores, Inc.
             7.550%, 02/15/30 ...............................          3,278,100
  1,400,000  Walmart Stores
             6.875%, 08/10/09 ...............................          1,450,428


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$ 2,500,000  Washington Mutual Finance
             6.875%, 05/15/11 ..............................        $  2,487,550
    200,000  Washington Mutual Financial Corp.
             6.250%, 05/15/06 ..............................             199,894
    250,000  Washington Mutual, Inc.
             6.875%, 06/15/11 ..............................             248,328
    850,000  Waste Management, Inc.
             7.375%, 05/15/29 ..............................             794,626
     56,000  WCI Communities, Inc., 144A
             10.625%, 02/15/11 .............................              58,520
    600,000  Wells Fargo & Co.
             5.900%, 05/21/06 ..............................             599,484
    500,000  Williams Co. (The)
             7.625%, 07/15/19 ..............................             481,415
    500,000  WorldCom, Inc.
             8.000%, 05/15/06 ..............................             520,170
                                                                    ------------
                                                                     107,800,007
                                                                    ------------
Municipal Obligations -- 0.3%
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27 (a) ..........................             484,754
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28 (a) ..........................             497,828
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29 (a) ..........................             395,453
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30 (a) ..........................             371,808
                                                                    ------------
                                                                       1,749,843
                                                                    ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $110,928,038)                                                110,605,786
                                                                    ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 70.0%
U.S. Government Agency Mortgage Backed
 Obligations -- 40.4%
$ 3,000,000  Federal Home Loan Mortgage Corp.
             4.750%, 03/15/03 ..............................        $  3,014,070
    500,000  Federal Home Loan Mortgage Corp.
             5.550%, 06/27/06 ..............................             494,685
    360,000  Federal Home Loan Mortgage Corp.
             5.875%, 03/21/11 ..............................             345,431
 15,000,000  Federal Home Loan Mortgage Corp.
             6.000%, 07/01/16 ..............................          14,789,100
 13,013,013  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27 ..............................          12,843,584
  8,561,838  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29 ..............................           8,448,565
  3,000,000  Federal Home Loan Mortgage Corp.
             6.875%, 09/15/10 ..............................           3,148,590
  6,061,329  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28 ..............................           6,101,698
  2,356,111  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29 ..............................           2,370,837
  8,250,000  Federal Home Loan Mortgage Corp.
             7.500%, 07/01/31 ..............................           8,422,755
  5,000,000  Federal Home Loan Mortgage Corp.
             8.000%, 07/01/15 ..............................           5,160,950
  2,250,000  Federal Home Loan Mortgage Corp., TBA
             7.000%, 07/01/29 ..............................           2,261,250


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$   750,000  Federal National Mortgage Association
             5.500%, 02/12/04 ...............................        $   755,040
    110,000  Federal National Mortgage Association
             5.750%, 02/15/08 ...............................            109,330
  3,106,449  Federal National Mortgage Association
             6.000%, 03/01/31 ...............................          2,982,812
 12,658,242  Federal National Mortgage Association
             6.000%, 05/01/31 ...............................         12,154,443
 10,000,000  Federal National Mortgage Association
             6.000%, 07/01/31 ...............................          9,596,900
  2,000,000  Federal National Mortgage Association
             6.000%, 05/15/11(::) ...........................          1,974,360
  4,000,000  Federal National Mortgage Association
             6.000%, 07/19/14 ...............................          3,943,760
    462,623  Federal National Mortgage Association
             6.000%, 10/01/27 ...............................            445,802
  6,613,537  Federal National Mortgage Association
             6.000%, 09/01/29 ...............................          6,373,068
  4,200,000  Federal National Mortgage Association
             6.500%, 08/15/04 ...............................          4,367,328
    500,000  Federal National Mortgage Association
             6.500%, 04/29/09 ...............................            497,735
  2,711,127  Federal National Mortgage Association
             6.500%, 05/01/16 ...............................          2,720,182
  2,289,370  Federal National Mortgage Association
             6.500%, 06/01/16 ...............................          2,297,016
  8,126,218  Federal National Mortgage Association
             6.500%, 03/01/28 ...............................          8,003,902
  5,379,199  Federal National Mortgage Association
             6.500%, 06/01/29 ...............................          5,304,106
  8,158,656  Federal National Mortgage Association
             7.000%, 10/01/30 ...............................          8,200,266
 25,000,000  Federal National Mortgage Association
             7.000%, 07/01/31 ...............................         25,109,500
  5,229,652  Federal National Mortgage Association
             7.000%, 03/01/28 ...............................          5,261,238
    613,407  Federal National Mortgage Association
             7.000%, 04/01/28 ...............................            617,112
  1,900,000  Federal National Mortgage Association
             7.250%, 05/15/30 ...............................          2,056,142
  9,359,354  Federal National Mortgage Association
             7.500%, 03/01/31 ...............................          9,554,309
  2,000,000  Federal National Mortgage Association
             7.500%, 10/01/15 ...............................          2,057,720
  2,999,834  Federal National Mortgage Association
             8.000%, 07/01/31 ...............................          3,098,259
    154,944  Federal National Mortgage Association
             8.500%, 12/01/26 ...............................            164,110
    378,688  Federal National Mortgage Association
             8.500%, 07/01/27 ...............................            399,080
    100,000  Federal National Mortgage Association, TBA
             6.000%, 07/01/29 ...............................             95,969


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$ 1,000,000  Government National Mortgage Association
             6.000%, 06/15/31 ................................        $  969,214
  1,000,000  Government National Mortgage Association
             6.500%, 06/15/31 ................................           990,450
  2,270,954  Government National Mortgage Association
             6.500%, 08/15/28 ................................         2,250,697
    322,612  Government National Mortgage Association
             6.500%, 09/15/28 ................................           319,735
     34,071  Government National Mortgage Association
             7.000%, 01/15/23 ................................            34,623
  3,715,672  Government National Mortgage Association
             7.000%, 04/15/23 ................................         3,775,977
     34,579  Government National Mortgage Association
             7.000%, 05/15/23 ................................            35,140
    451,058  Government National Mortgage Association
             7.000%, 07/15/23 ................................           458,379
    532,083  Government National Mortgage Association
             7.000%, 08/15/23 ................................           540,718
    306,250  Government National Mortgage Association
             7.000%, 07/15/28 ................................           309,398
    314,910  Government National Mortgage Association
             7.500%, 10/15/22 ................................           324,631
     82,809  Government National Mortgage Association
             7.500%, 01/15/23 ................................            85,365
    552,977  Government National Mortgage Association
             7.500%, 04/15/23 ................................           569,527
     40,177  Government National Mortgage Association
             7.500%, 05/15/23 ................................            41,380
    361,637  Government National Mortgage Association
             7.500%, 06/15/23 ................................           372,461
    158,216  Government National Mortgage Association
             7.500%, 07/15/23 ................................           162,951
    551,945  Government National Mortgage Association
             7.500%, 08/15/23 ................................           568,466
    574,391  Government National Mortgage Association
             7.500%, 10/15/23 ................................           591,582
     66,180  Government National Mortgage Association
             7.500%, 11/15/23 ................................            68,161
    313,728  Government National Mortgage Association
             7.500%, 12/15/27 ................................           322,334
    591,588  Government National Mortgage Association
             7.500%, 07/15/28 ................................           607,815
     57,956  Government National Mortgage Association
             7.500%, 10/15/28 ................................            59,491
    521,079  Government National Mortgage Association
             7.500%, 03/15/29 ................................           535,049
  1,000,000  Government National Mortgage Association
             7.500%, 09/15/29 ................................         1,026,180
    385,118  Government National Mortgage Association
             8.000%, 06/15/30 ................................           399,090
  1,136,972  Government National Mortgage Association
             8.000%, 07/15/30 ................................         1,178,222


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------
$   477,711  Government National Mortgage Association
             8.000%, 10/15/29 ...............................       $    495,042
    192,027  Government National Mortgage Association
             9.500%, 09/15/30 ...............................            194,447
  7,380,000  Government National Mortgage Association, TBA
             6.500%, 07/01/30 ...............................          7,299,263
  4,500,000  Government National Mortgage Association, TBA
             7.500%, 07/01/30 ...............................          4,613,895
                                                                    ------------
                                                                     214,740,687
                                                                    ------------
U.S. Government Agency Obligations -- 2.4%
  7,040,000  Federal Home Loan Mortgage Corp.
             5.250%, 01/15/06 ...............................          6,962,982
  3,000,000  Federal Home Loan Mortgage Corp.
             6.783%, 08/18/05 ...............................          3,141,090
    800,000  FICO STRIP
             0.000%, 11/30/17 (a) ...........................            273,360
  2,220,000  Nomura Assets Securities Corp.
             6.590%, 03/17/28 ...............................          2,243,883
                                                                    ------------
                                                                      12,621,315
                                                                    ------------
U.S. Treasury Bonds -- 4.2%
  5,000,000  5.250%, 02/15/29 ...............................          4,571,850
  7,970,000  6.250%, 05/15/30(::) ...........................          8,441,904
  3,400,000  7.250%, 05/15/16(::) ...........................          3,872,804
  1,500,000  7.250%, 08/15/22 ...............................          1,739,535
  3,100,000  8.125%, 08/15/19 ...............................          3,859,965
                                                                    ------------
                                                                      22,486,058
                                                                    ------------
U.S. Treasury Notes -- 22.8%
  8,899,911  3.625%, 01/15/08 =/= ...........................          9,100,159
  8,274,844  3.625%, 04/15/28(b)=/= .........................          9,392,746
  2,366,738  3.875%, 04/15/29 =/= ...........................          2,533,877
  1,105,000  4.625%, 05/15/06(::) ...........................          1,089,806
 12,275,000  5.000%, 02/15/11(::) ...........................         11,908,591
  2,060,000  5.250%, 11/15/28 ...............................          1,881,686
  4,323,000  5.500%, 02/28/03(::) ...........................          4,411,146
  5,000,000  5.500%, 02/15/08 ...............................          5,072,250
 16,300,000  5.750%, 11/15/05(::) ...........................         16,694,623
  4,310,000  6.000%, 08/15/04 ...............................          4,472,961
    640,000  6.125%, 08/15/07 ...............................            671,098
 15,300,000  6.250%, 02/15/03(::) ...........................         15,785,316
 10,000,000  6.500%, 02/15/10 ...............................         10,740,600
 25,000,000  7.000%, 07/15/06(::) ...........................         27,117,250
                                                                    ------------
                                                                     120,872,109
                                                                    ------------
U.S. Treasury Principal Strip -- 0.2%
  4,420,000  0.000%, 11/15/21 (a) ...........................          1,290,773
                                                                    ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $373,991,971) .......................................        372,010,942
                                                                    ------------

Shares
------
COMMON STOCKS -- 0.0%
COMPUTERS & INFORMATION -- 0.0%
        880  Globix Corp. ...................................              1,769
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $3,087) .............................................              1,769
                                                                    ------------

Principal
Amount
---------
PURCHASED OPTIONS -- 0.0%
     35,000  Federal Home Loan Mortgage Corp.,
             97.560%, 08/30/01 .................................          84,437
                                                                    ------------
TOTAL PURCHASED OPTIONS
  (Cost $71,641) ...............................................          84,437
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS
CitiStreet Funds, Inc. / Diversified Bond Fund / June 30, 2001 (Unaudited) (continued)

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.9%
Cash Equivalents -- 15.7%
$23,919,650  American Express
             4.006%, 10/05/01 (c) .........................       $  23,919,650
 14,677,583  Dreyfus Money Market Fund
             4.045%, (c) ..................................          14,677,583
 14,734,048  Fleet National Bank
             4.205%, 10/31/01 (c) .........................          14,734,048
  2,935,517  Merrill Lynch
             4.165%, 07/02/01 (c) .........................           2,935,517
  6,458,137  Merrimac Cash Fund Premium Class
             4.119%, (c) ..................................           6,458,137
 11,742,066  Royal Bank of Canada
             4.000%, 07/02/01 (c) .........................          11,742,066
  8,806,551  Toronto Dominion
             4.060%, 07/02/01 (c) .........................           8,806,551
                                                                  -------------
                                                                     83,273,552
                                                                  -------------
U.S. Government Agency Obligations -- 0.2%
    900,000  Federal National Mortgage Association
             4.940%, 08/09/01 (d) .........................             895,184
                                                                  -------------
U.S. Treasury Bills -- 0.0%
     60,000  U.S. Treasury Bill
             4.480%, 08/23/01 (d) .........................              59,604
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $84,228,340) ......................................          84,228,340
                                                                  -------------
TOTAL INVESTMENTS -- 111.1%
  (Cost $592,292,036) .....................................         590,455,415
                                                                  -------------
Other assets in excess of liabilities -- (11.1)% ..........         (59,174,332)
                                                                  -------------
TOTAL NET ASSETS -- 100.0% ................................       $ 531,281,083
                                                                  =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed Delivery Transaction (Note 9)
Step Up -- Security is a "step up" bond where the coupon increases or "steps up"
  on predetermined date(s).
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at June 30, 2001, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(::) All or a portion of security out on loan.
=/=  Inflation Indexed
(a)  Security is a zero coupon bond.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(c)  Represents investments of security lending collateral (Note 2).
(d) Security has been pledged to cover collateral requirements for open futures.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
CitiStreet Funds, Inc. June 30, 2001 (Unaudited)

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc., (the "Company") (formerly American Odyssey Funds, Inc.), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund (formerly American Odyssey International Equity Fund) ("International Stock Fund"), CitiStreet Small Company Stock Fund (formerly American Odyssey Emerging Opportunities Fund) ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund (formerly American Odyssey Core Equity Fund) ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund (formerly American Odyssey Long-Term Bond
Fund) ("Diversified Bond Fund"). Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

Effective April 27, 2001, American Odyssey Global High-Yield Bond Fund ("Global High-Yield Bond Fund") and American Odyssey Intermediate-Term Bond Fund ("Intermediate-Term Bond Fund") were merged into American Odyssey Long-Term Bond Fund ("Long-Term Bond Fund"). Long-Term Bond Fund was the surviving entity of the merger, and it was renamed CitiStreet Diversified Bond Fund. As part of the merger, shares of Diversified Bond Fund were issued in exchange for the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund. Financial information prior to April 27, 2001 for Diversified Bond Fund is that of Long-Term Bond Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) SECURITIES VALUATION
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

b) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

c) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

d) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

e) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

f) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

h) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

i) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2000. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

j) SECURITIES TRANSACTIONS
Securities transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

k) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitors the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 10).

l) CHANGE IN ACCOUNTING POLICY
Effective January 1, 2001, the Funds adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which required the Diversified Bond Fund to begin amortizing premiums and discounts on debt securities using the daily, effective yield method. Prior to January 1, 2001, the Fund did not amortize premiums, and certain discounts were amortized using the straight-line method. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Fund as of that date:

                                        Net Unrealized       Accumulated
                                         Appreciation/     Net Investment
Fund                                    (Depreciation)         Income
----                                    ---------------    ---------------
Diversified Bond Fund..............       $1,222,139         $(1,222,139)

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $462,187, decrease net unrealized appreciation by $1,170,562 and increase net realized gain/loss by $1,632,749, for Diversified Bond Fund. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

NOTE 3. MANAGEMENT, SUBADVISORY, AND TRANSFER AGENCY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. CFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

CFM's management fees for the period ended June 30, 2001 were $1,808,153. During the period ended June 30, 2001, the Funds also paid $2,197,881 to the Subadvisors.

Each Fund pays its subadvisor a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                              SUBADVISOR'S FEE
-------------------------------------------------------       ---------------------------------------------------
International Stock Fund
-Bank of Ireland Asset Management (U.S.) Limited              -   0.45% for first $50 million in assets, plus
                                                              -   0.40% for next $50 million in assets, plus
                                                              -   0.30% for assets over $100 million

-Smith Barney Fund Management LLC (began 6/5/01)              -   0.55% for first $50 million in assets, plus
                                                              -   0.50% for next $50 million in net assets, plus
                                                              -   0.45% for assets over $100 million

-SSgA Funds Management, Inc. (began 6/5/01)                   -   0.55% for first $50 million in assets, plus
                                                              -   0.50% for next $50 million in assets, plus
                                                              -   0.45% for assets over $100 million

Small Company Stock Fund
-Chartwell Investment Partners (thru 4/30/01)                 -   0.70% for the first $50 million in assets, plus
                                                              -   0.50% for the next $50 million in assets, plus
                                                              -   0.45% for assets over $100 million

-SG Cowen Asset Management Inc.                               -   0.50% for the first $50 million in assets, plus
                                                              -   0.45% for the next $50 million in assets, plus
                                                              -   0.40% for assets over $100 million

-Salomon Brothers Asset Management Inc. (began 5/15/01)       -   0.50% of assets

-SSgA Funds Management, Inc.                                  -   0.08% for the first $50 million in assets, plus
                                                              -   0.06% for the next $50 million in assets, plus
                                                              -   0.04% for assets over $100 million

Large Company Stock Fund
-Putnam Investment Management Inc.                            -   0.45% of assets

-SSgA Funds Management, Inc.                                  -   0.05% for the first $50 million in assets, plus
                                                              -   0.04% for the next $50 million in assets, plus
                                                              -   0.02% for assets over $100 million

-Wellington Management Company LLP                            -   0.45% of assets

Diversified Bond Fund
-Salomon Brothers Asset Management Inc. (began 5/29/01)       -   0.35% for first $50 million in assets, plus
                                                              -   0.30% for next $50 million in assets, plus
                                                              -   0.25% for assets over $100 million

-SSgA Funds Management, Inc. (began 5/31/01)                  -   0.05% in assets

-Western Asset Management Company                             -   0.25% for first $250 million in assets, plus
                                                              -   0.15% for assets over $250 million

The Company has entered into a transfer agency agreement with CFM pursuant to which CFM is responsible for shareholders, record keeping and communications. CFM does not currently charge any additional fees for these services.

SSgA Funds Management, Inc., an affiliate of CFM, serves as subadvisor for International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund. Smith Barney Fund Management LLC, an affiliate of CFM, serves as subadvisor for International Stock Fund. Salomon Brothers Asset Management Inc., an affiliate of CFM, serves as subadvisor for Small Company Stock Fund and Diversified Bond Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the period ended June 30, 2001, broker-dealers paid custodian expenses for the International Stock Fund, Small Company Stock Fund and the Large Company Stock Fund of $9,353, $41,818 and $22,512, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the period ended June 30, 2001 were:

                                                             International     Small Company      Large Company      Diversified
                                                              Stock Fund        Stock Fund         Stock Fund         Bond Fund
                                                             -------------    ---------------    ---------------    -------------
Purchases:
  U.S. Government........................................    $         --      $         --       $         --      $743,561,556
  Non-U.S. Government....................................     182,909,194       157,048,620        177,835,147       115,964,912
                                                             ------------      ------------       ------------      ------------
  Total..................................................    $182,909,194      $157,048,620       $177,835,147      $859,526,468
                                                             ============      ============       ============      ============
Sales:
  U.S. Government........................................    $         --      $         --       $         --      $555,859,174
  Non-U.S. Government....................................     169,646,379       247,500,680        152,879,321       279,845,571
                                                             ------------      ------------       ------------      ------------
  Total..................................................    $169,646,379      $247,500,680       $152,879,321      $835,704,745
                                                             ============      ============       ============      ============

At June 30, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                             International     Small Company      Large Company      Diversified
                                                              Stock Fund        Stock Fund         Stock Fund         Bond Fund
                                                             -------------    ---------------    ---------------    -------------
Federal Income Tax Cost..................................    $336,933,382      $272,538,276       $464,943,446      $592,338,643
                                                             ============      ============       ============      ============
Gross Unrealized Appreciation............................    $ 17,124,864      $ 44,185,037       $ 30,898,325      $  3,066,517
Gross Unrealized Depreciation............................     (44,404,450)      (25,721,701)       (61,458,626)       (4,949,744)
                                                             ------------      ------------       ------------      ------------
Net Unrealized Appreciation (Depreciation)...............    $(27,279,586)     $ 18,463,336       $(30,560,301)     $ (1,883,227)
                                                             ============      ============       ============      ============

NOTE 6. FUTURES CONTRACTS
At June 30, 2001, the following Funds had entered into the following futures contracts:

Small Company Stock Fund:

   Number
of Contracts                     Underlying      Expiration      Notional       Notional        Unrealized
Long Position    Face Value      Securities         Date           Cost          Value         Depreciation
-------------    ----------      ----------         ----           ----          -----         ------------
      137          $66,500      Midcap 400         9/30/01     $35,490,120    $35,777,454      $  (287,334)
      190           95,000      Russell 2000       9/30/01      47,609,085     48,982,000       (1,372,915)
                                                                                               -----------
                                Total:                                                         $(1,660,249)
                                                                                               ===========

Large Company Stock Fund:

   Number
of Contracts                     Underlying      Expiration      Notional       Notional        Unrealized
Long Position    Face Value      Securities         Date           Cost          Value         Depreciation
-------------    ----------      ----------         ----           ----          -----         ------------
       21           $5,250      S & P Future       9/30/01      $6,325,764     $6,466,425      $  (140,661)
                                                                                               ===========

Diversified Bond Fund:

   Number                                                                                                               Unrealized
of Contracts                                Underlying                    Expiration      Notional      Notional       Appreciation/
Long Position    Face Value                 Securities                       Date           Cost         Value        (Depreciation)
-------------    ----------                 ----------                       ----           ----         -----         ------------
       85        $8,500,000     10 Year U.S. Government Agency Bond         9/30/01      $8,404,308    $8,326,016       $ (78,292)
       91         9,100,000     U.S. Long-Term Treasury Bond                9/30/01       9,110,478     9,128,437          17,959
                                                                                                                        ---------
                                Total:                                                                                  $ (60,333)
                                                                                                                        =========

   Number
of Contracts                            Underlying              Expiration     Notional      Notional        Unrealized
Short Position    Face Value            Securities                 Date          Cost         Value         Appreciation
--------------    ----------            ----------                 ----          ----         -----         ------------
       41         $4,100,000     5 Year U.S. Treasury Note        9/30/01     $4,251,412    $4,237,094        $ 14,318
                                                                                                              ========

At June 30, 2001, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the period ended June 30, 2001 was as follows:

                                                       Number of
                                                        Options       Premiums
                                                        -------       --------
Options Outstanding at December 31, 2000..........        270        $ 195,791
  Options Written.................................        776          503,906
  Options Canceled in Closing Transactions........       (777)        (568,189)
  Options Expired.................................       (201)         (97,411)
  Options Exercised...............................         --               --
                                                         ----        ---------
Options Outstanding at June 30, 2001 .............         68        $  34,097
                                                         ====        =========
Cost of closing transactions......................                   $ 568,189
                                                                     =========

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
The International Stock Fund and the Diversified Bond Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at June 30, 2001:

International Stock Fund:

                                                           Local         Foreign
                                                        Principal       Contract      Settlement       Current        Unrealized
Buys                                                      Amount      U.S. $ Value       Date        U.S. $ Value    Depreciation
----                                                      ------      ------------       ----        ------------    ------------
  Euro Dollar.......................................        59,000      $ 50,156         7/2/01        $ 49,949         $(207)
  British Pound Sterling............................       100,430       141,736         7/2/01         141,254          (482)
  Japanese Yen......................................     6,868,994        55,364         7/2/01          55,085          (279)
                                                        ----------      --------                       --------         -----
  Total Buys........................................    $7,028,424      $247,256                       $246,288         $(968)
                                                        ==========      ========                       ========         =====

                                                          Local          Foreign
                                                       Principal        Contract      Settlement       Current        Unrealized
Sales                                                   Amount        U.S. $ Value       Date        U.S. $ Value    Appreciation
-----                                                   ------        ------------       ----        ------------    ------------
  Japanese Yen...................................       6,868,994      $   55,262        7/2/01       $   55,085       $   177
  Japanese Yen...................................     134,480,000       1,127,356       7/30/01        1,079,851        47,505
  Japanese Yen...................................      91,044,000         737,437       8/31/01          733,735         3,702
                                                     ------------      ----------                     ----------       -------
  Total Sales....................................    $232,392,994      $1,920,055                     $1,868,671       $51,384
                                                     ============      ==========                     ==========       =======

NOTE 9. DELAYED DELIVERY TRANSACTIONS:
The Diversified Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At June 30, 2001, the Fund has entered into the following delayed delivery transactions:

                                                                                             Payable
Type                             Security                              Settlement Date       Amount
----                             --------                              ---------------       ------
 Buy        Federal Home Loan Mortgage Company, TBA, 6%                    7/19/01         $18,884,188
 Buy        Federal Home Loan Mortgage Company, TBA, 7.5%                  7/16/01           6,143,438
 Buy        Federal Home Loan Mortgage Company, TBA, 8%                    7/16/01           5,196,355
 Buy        Federal National Mortgage Association, TBA, 6%                 7/16/01           9,781,093
 Buy        Federal National Mortgage Association, TBA, 7%                 7/16/01          25,322,917
 Buy        Federal National Mortgage Association, TBA, 8%                 7/16/01           3,166,387
 Buy        Government National Mortgage Association, TBA, 6.5%            7/24/01           7,328,806
 Buy        Government National Mortgage Association, TBA, 7%              7/24/01           2,028,672
 Buy        Government National Mortgage Association, TBA, 7.5%            7/24/01           4,620,938
                                                                                           -----------
                                                                                           $82,472,794
                                                                                           ===========

NOTE 10. SECURITY LENDING:

                                 Market Value of                           Securities
                                Loaned Securities    Collateral Value    Lending Fees*
                                -----------------    ----------------    --------------
International Stock Fund           $23,951,967         $25,326,535           $1,633
Small Company Stock Fund            15,610,529          16,276,266            6,766
Large Company Stock Fund            16,426,196          16,961,625            3,028
Diversified Bond Fund               81,482,307          83,273,552            6,780

*    Net of broker fees

Securities lending fees are included in interest income in the Statements of Operations.

NOTE 11. FEDERAL INCOME TAXES:
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2000 which is available to offset future capital gains, if any.

                                                   Capital Loss     Expiration
                                                   Carryforward        Date
                                                   -------------    ----------
Diversified Bond Fund                               $7,202,310       12/31/07
                                                    ==========

The International Stock Fund and the Large Company Stock Fund elected to defer to their fiscal year ending December 31, 2001, $677,828 losses and $331,345 gains, respectively, recognized during the period November 1, 2000 to December 31, 2000.

NOTE 12. FUND SUBSTITUTIONS:
On April 27, 2001, Diversified Bond Fund (formerly Long-Term Bond Fund) shares were substituted for all of the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund. The substitutions were accomplished by tax-free exchanges of 23,191,946 shares of Diversified Bond Fund for the 12,691,563 shares of Global High-Yield Bond Fund and 15,489,731 shares of Intermediate-Term Bond Fund. Global High-Yield Bond Fund's net assets of $100,769,316 and Intermediate Term-Bond Fund's net assets of $154,110,173, including $17,381,165 and $996,303, respectively, of unrealized depreciation, were combined with Diversified Bond Fund for total net assets after the substitutions of $541,534,612.

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